UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06637

The UBS Funds
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL			60606-2807
(Address of principal executive offices)			(Zip code)

Mark F. Kemper UBS Asset Management 1285 Avenue of the Americas New York, NY 10019
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-821-3000

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2018

Item 1.  Reports to Stockholders.

The UBS Funds

Annual Report | June 30, 2018

Table of contents
President's letter	1
Market commentary	3
UBS Dynamic Alpha Fund	5
UBS Global Allocation Fund	23
UBS Emerging Markets Equity Opportunity Fund	36
UBS International Sustainable Equity Fund	42
UBS U.S. Small Cap Growth Fund	49
UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund)	59
UBS Municipal Bond Fund	67
UBS Total Return Bond Fund	75
Explanation of expense disclosure	89
Statement of assets and liabilities	92
Statement of operations	100
Statement of changes in net assets	104
Financial highlights	108
Notes to financial statements	123
Report of independent registered public accounting firm	152
Federal tax information	154
General information	155
Board approval of investment advisory agreements	156
Trustee and officer information	160

President's letter

August 17, 2018

Dear Shareholder,

Market conditions in the first half of 2018 diverged sharply from the tranquility of 2017 as volatility reared its head, sometimes with a vengeance. In the US, inflation continued to creep up and growth remained robust—in part, thanks to some healthy stimulus from the Tax Cut and Jobs Act—and the current economic recovery became the second longest in post-war history. The Federal Reserve Board continued to tighten monetary policy, raising the federal funds rate by 25 basis points two times—in March and June—and is expected to continue on its steady path of normalization.

While global growth continued at an above-trend pace, it began to diverge regionally, as did monetary policy. Although the European Central Bank is holding rates near zero for the foreseeable future, it has said it will cease asset purchases by the end of the year, while the Bank of Japan remains adamantly committed to its accommodative policies. Chinese demand growth rates have moderated as policies to rebalance the economy and reduce debt were implemented, but the authorities likely have sufficient tools to respond if the slowdown accelerates.

That said, global trade tensions spurred by tariffs and fears of an all-out trade war with China have overshadowed the markets and raised concerns about challenges to global growth. Higher-than-expected US inflation, geopolitics and a hard landing in China appear to be the principal potential hazards to global risk assets. Amid this mosaic, active portfolio managers continue to find a variety of opportunities regionally and across multiple markets and asset classes.

Separately, one of the most conspicuous market events of the first half was the broad-based selloff across emerging market (EM) regions and asset classes. However, in contrast to the first half of the decade, we do not expect this to herald a prolonged period of underperformance. Improved fundamentals in most EM countries compared to before the "Taper Tantrum" in 2013, as well as a more growth-supportive China, suggest that these may be attractive valuations for investors with a longer-term investment horizon, offering diversification and return potential.

Indeed, at UBS Asset Management we believe a long-term perspective and financial plan is important for all investors, and our firm's historical commitment to the increasingly popular idea of sustainable investing supports that view. Sustainable investing is about broadening the use of material, non-financial data in the investment analysis process to include ESG—or environmental, social and governance—metrics. Incorporating these metrics helps investors take a broader view of the potential upside and downside of their investments and so make better informed investment decisions. At UBS Asset Management we have made the strategic decision to bring sustainable investing into the mainstream of our offering to all clients, building on a strong legacy of over twenty years' sustainable investing experience, and we will continue to develop and roll out new offerings so that our clients can benefit from investing through this "new set of eyes."

We continue to believe that there are compelling opportunities across global asset classes and that the right strategies in the hands of skilled investment professionals have the potential to deliver better investment outcomes for our clients. At UBS Asset Management, we embrace the responsibility of helping our clients meet their financial objectives and thank you for your continued trust in our skill and commitment to serve you.

President's letter

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Asset Management (Americas) Inc.

The views expressed are those of UBS Asset Management (Americas) Inc. as of August 17, 2018. The views are subject to change based on market conditions; they are not intended to predict or guarantee the future performance of the markets, any individual security or market segment, or any UBS mutual fund.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for the funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our web site at www.ubs.com/am-us.

The markets in review

The global economic expansion accelerates

The lengthy US economic expansion continued during the reporting period. Looking back, the US Commerce Department reported that gross domestic product ("GDP") grew at a revised 2.8% seasonally adjusted annualized rate during the third quarter of 2017. GDP growth then moderated to a revised 2.3% and 2.2% during the fourth quarter of 2017 and the first quarter of 2018, respectively. Finally, second quarter 2018 GDP grew at a 4.1% rate based on the US Commerce Department's initial estimate.1 This represented the strongest pace since the third quarter of 2014.

As expected, the US Federal Reserve Board (the "Fed") continued to raise interest rates during the reporting period. Specifically, the Fed raised rates in December 2017, March 2018 and June 2018. With its last rate hike, the federal funds rate2 moved to a range between 1.75% and 2.00%. In addition, starting in October 2017, the Fed began reducing its balance sheet. For the remainder of 2018, the Fed currently anticipates making two additional 0.25% rate hikes, while continuing to pare its balance sheet.

From a global perspective, in its July 2018 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund ("IMF") said, "Global growth is projected to reach 3.9 percent in 2018 and 2019...but...the balance of risks has shifted further to the downside, including in the short term. The recently announced and anticipated tariff increases by the United States and retaliatory measures by trading partners have increased the likelihood of escalating and sustained trade actions. These could derail the recovery and depress medium-term growth prospects." From a regional perspective, the IMF projects 2018 growth in the eurozone will be 2.2%, compared to 2.4% in 2017. Japan's economy is expected to expand 1.0% in 2018, versus 1.7% in 2017. Elsewhere, the IMF projects that growth in emerging market countries will increase to 4.9% in 2018, versus 4.7% in 2017.

Global equities: The US leads the way

The global equity market generated positive results during the reporting period. US equities posted positive returns during 10 of the 12 months of the period. Supporting the market were corporate profits that often exceeded expectations and the December 2017 signing of a tax reform bill. All told, the US stock market, as measured by the S&P 500 Index,3 gained 14.37% for the 12 months ended June 30, 2018. International equities produced more muted gains, as growth rates in a number of countries moderated, global trade war concerns increased and, later in the period, the US dollar strengthened. International developed equities, as measured by the MSCI EAFE Index (net),4 rose 6.84% during the reporting period, while emerging markets equities, as measured by the MSCI Emerging Markets Index (net),5 gained 8.20%.

1  Based on the Commerce Department's initial estimate announced on July 26, 2018, after the reporting period had ended on June 30, 2018.

2  The federal funds rate or the "fed funds rate," is the rate US banks charge one another for funds they borrow on an overnight basis.

3  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

The fixed income market produces weak results

The global fixed income market posted weak results during the reporting period. In the US, short-term Treasury yields moved sharply higher in concert with the Fed's interest rate hikes. Longer-term Treasury yields also rose, albeit to a lesser extent. For the fiscal year as a whole, the yield on the US 10-year Treasury rose from 2.31% to 2.85% (bond yields and prices move in the opposite direction). The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,6 returned -0.40% for the 12 months ended June 30, 2018. Returns of riskier fixed income securities were mixed. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,7 gained 2.50% during the reporting period. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),8 returned -2.45%.

6  The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Dynamic Alpha Fund

Portfolio performance

For the 12 months ended June 30, 2018, Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned -2.15% (Class A shares declined 7.54% after the deduction of the maximum sales charge), while Class P shares returned -1.80%. For purposes of comparison, the ICE BofAML US Treasury 1-5 Year Index declined 0.35% during the same time period, the MSCI World Index (net) gained 11.09%, and the FTSE One-Month US Treasury Bill Index returned 1.27%. (Class P shares have lower expenses than other share classes of the Fund.)

Returns for all share classes over various time periods are shown on page 7; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a negative absolute return during the reporting period, with market allocations detracting from performance, while currency allocations contributed positively to results.

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct positive impact on Fund performance. We used a variety of equity and fixed income futures and swaps to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in aggregate, detracted from performance during the reporting period.

Portfolio performance summary1

What worked:

•  Certain market allocations were positive for returns.

  – The Fund's long China H-shares versus Taiwan equities trade contributed to performance.

  – The Fund's long European bank stocks vs European large cap equities trade also contributed positively to performance.

•  Overall, the portfolio's active currency strategy was positive for results.

  – The strategy's long positions in the Malaysian ringgit versus Singapore dollar, Colombian peso versus US dollar, US dollar versus Chilean peso, US dollar versus Swiss franc, and long US dollar versus Canadian, Australian dollar and New Zealand dollar were the primary positive contributors to results.

  – Escalating trade tensions caused the dollar to strengthen across the board with 'risk-on' currencies faring poorly through June and the Fund's short positioning in Canadian dollar (CAD) and Australian dollar (AUD) being rewarded.

  – In New Zealand, deteriorating business confidence and a dovish RBNZ further weighed on NZD.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Dynamic Alpha Fund

What didn't work:

•  Overall, market allocations detracted from results.

  – Negative contributors included our long Russell 1000 Value versus US equities, long emerging markets versus US equities, and long EAFE versus US equities trades.

  – US equities increased in value over the period, with the S&P 500 Index delivering strong performance on the back of the new tax bill that was passed in Congress, outpacing the gains made by the Russell 1000 Value Index.

  – Emerging market equities were hit particularly hard during the second quarter of 2018 by rising trade tensions and a strengthening US dollar, offsetting some of the strong gains made in 2017.

  – Also detracting from performance were the Fund's short US high yield and long US 10yr vs. German 10yr bond trades.

•  Certain currency positions were negative for results during the period.

  – The largest detractor during the reporting period was our long Turkish lira versus South African rand position. We closed the position following South African elections as our original thesis for the trade was no longer valid.

  – Other detractors included our long Indian rupee versus Korean won and long Swedish krone versus Euro positions.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2018. The views and opinions in the letter were current as of August 17, 2018. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 06/30/18 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(2.15)%	0.11%	1.67%
Class C2	(2.80)	(0.66)	0.90
Class P3	(1.80)	0.37	1.96
After deducting maximum sales charge
Class A1	(7.54)%	(1.02)%	1.10%
Class C2	(3.78)	(0.66)	0.90
ICE BofAML US Treasury 1-5 Year Index[4]	(0.35)	0.81	1.79
MSCI World Index (net)[5]	11.09	9.94	6.26
FTSE One-Month US Treasury Bill Index[6]	1.27	0.37	0.26

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 27, 2017 prospectuses were as follows: Class A—1.52% and 1.38%; Class C—2.31% and 2.13%; Class P—1.30% and 1.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 29, 2018, do not exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement, or (ii) at the time of the recoupment. The fee waiver/ expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The ICE BofAML US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The FTSE One-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last one month Treasury Bill issue. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Dynamic Alpha Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS Dynamic Alpha Fund Class A and Class P shares versus the ICE BofAML US Treasury 1-5 Year Index, the MSCI World Index (net) and the FTSE One-Month US Treasury Bill Index over the 10 years ended June 30, 2018. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Dynamic Alpha Fund Class A vs. ICE BofAML US Treasury 1-5 Year Index, MSCI World Index (net) and FTSE One-Month US Treasury Bill Index

Wealth value with dividends reinvested. Initial investment for Class A Shares as of June 30, 2008 = $9,450

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.5%.

UBS Dynamic Alpha Fund Class P vs. ICE BofAML US Treasury 1-5 Year Index, MSCI World Index (net) and FTSE One-Month US Treasury Bill Index

Wealth value with dividends reinvested. Initial investment for Class P shares as of June 30, 2008 = $5,000,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Dynamic Alpha Fund

Portfolio statistics—June 30, 2018 (unaudited)1

Top ten holdings

Percentage of net assets
JPMorgan Chase & Co. 3.200%, due 01/25/23	0.7%
Bank of America Corp. 3.875%, due 08/01/25	0.6
The Goldman Sachs Group, Inc. 2.000%, due 07/27/23	0.5
Morgan Stanley 2.500%, due 04/21/21	0.4
Citigroup, Inc. 3.875%, due 10/25/23	0.4
Cooperatieve Rabobank UA 5.500%, due 06/29/20	0.4
Imperial Brands Finance PLC 2.950%, due 07/21/20	0.4
Mirvac Group Finance Ltd. 3.625%, due 03/18/27	0.3
Dream Global Funding I Sarl 1.375%, due 12/21/21	0.3
BAT International Finance PLC 0.875%, due 10/13/23	0.3
Total	4.3%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	62.3%
United Kingdom	5.7
Netherlands	3.5
France	2.7
Australia	2.2
Total	76.4%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Dynamic Alpha Fund

Industry diversification—June 30, 2018 (unaudited)1,2

Corporate bonds	Percentage of net assets
Advertising	0.07%
Agriculture	1.22
Airlines	0.15
Auto manufacturers	0.48
Banks	10.84
Beverages	0.88
Biotechnology	0.36
Chemicals	1.00
Commercial services	0.53
Computers	0.48
Cosmetics & personal care	0.07
Diversified financial services	0.42
Electric	4.63
Electronics	0.08
Engineering & construction	0.24
Food	0.36
Gas	1.18
Healthcare-products	0.52
Healthcare-services	0.74
Household products/wares	0.20
Insurance	3.67
Internet	0.70
Investment company security	0.24
Iron & steel	0.21
Machinery-constr & mining	0.09
Media	1.50
Mining	0.49
Miscellaneous manufacturers	0.53
Oil & gas	1.94
Oil & gas services	0.13
Pharmaceuticals	1.88
Pipelines	1.56
Real estate investment trusts	2.02
Retail	0.24
Savings & loans	0.16
Semiconductors	0.37
Software	0.51
Telecommunications	2.66
Transportation	0.85
Water	1.18
Total corporate bonds	45.38%
	Percentage of net assets
Collateralized mortgage obligations	0.00	%†
Collateralized debt obligations	0.00	†
Non-US government obligation	0.24
Exchange traded funds	4.51
Short-term investments	37.87
Total investments	88.00%
Other assets in excess of liabilities	12.00
Net assets	100.00%

†  Amount represents less than 0.005%.

1  Figures represent the breakdown of direct investments of UBS Dynamic Alpha Fund. Figures would be different if a breakdown of the underlying investment companies and exchange traded funds was included.

2  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2018

	Face amount[1]		Value
Corporate bonds: 45.38%
Australia: 2.22%
APT Pipelines Ltd. 4.200%, due 03/23/25[2]		20,000	$19,844
Aurizon Network Pty. Ltd. 2.000%, due 09/18/24[2]	EUR	100,000	120,853
Australia & New Zealand Banking Group Ltd. 4.500%, due 03/19/24[2]		200,000	199,723
Australia Pacific Airports Melbourne Pty. Ltd. 1.750%, due 10/15/24[2]	EUR	150,000	183,584
Commonwealth Bank of Australia (fixed, converts to FRN on 10/03/24), 1.936%, due 10/03/29[2]	EUR	100,000	114,241
2.050%, due 09/18/20[3]		60,000	58,419
Mirvac Group Finance Ltd. 3.625%, due 03/18/27[2]		270,000	251,369
Optus Finance Pty. Ltd. 4.625%, due 10/15/19[2]		100,000	101,629
Origin Energy Finance Ltd. 5.450%, due 10/14/21[2]		115,000	120,333
Scentre Group Trust 1 2.375%, due 04/28/21[2]		80,000	77,345
SGSP Australia Assets Pty. Ltd. 3.250%, due 07/29/26[2]		200,000	188,690
Telstra Corp. Ltd. 4.800%, due 10/12/21[2]		60,000	62,086
Westpac Banking Corp. 2.800%, due 01/11/22		40,000	39,055
(fixed, converts to FRN on 09/21/27), 5.000%, due 09/21/27[4]		120,000	103,542
Total Australia corporate bonds			1,640,713
Belgium: 0.47%
AG Insurance SA (fixed, converts to FRN on 06/30/27), 3.500%, due 06/30/47[2]	EUR	100,000	113,604
Anheuser-Busch InBev SA/NV 1.500%, due 03/17/25[2]	EUR	100,000	121,374
RESA SA 1.000%, due 07/22/26[2]	EUR	100,000	115,245
Total Belgium corporate bonds			350,223
Bermuda: 0.29%
Bacardi Ltd. 2.750%, due 07/03/23[2]	EUR	170,000	211,689
British Virgin Islands: 0.26%
Sinopec Capital 2013 Ltd. 3.125%, due 04/24/23[2]		200,000	193,472
Canada: 1.23%
Bell Canada, Inc. 4.750%, due 09/29/44	CAD	40,000	32,278
Canadian Natural Resources Ltd. 2.950%, due 01/15/23		55,000	53,064
3.850%, due 06/01/27		60,000	58,511
4.950%, due 06/01/47		20,000	20,626
	Face amount[1]		Value
Cenovus Energy, Inc. 4.250%, due 04/15/27		70,000	$67,399
Nexen Energy ULC 6.400%, due 05/15/37		80,000	97,923
Royal Bank of Canada 1.650%, due 07/15/21	CAD	230,000	169,388
Suncor Energy, Inc. 6.500%, due 06/15/38		90,000	111,473
TELUS Corp. 3.750%, due 01/17/25	CAD	45,000	34,960
The Toronto Dominion Bank 2.045%, due 03/08/21	CAD	230,000	172,172
Yamana Gold, Inc. 4.950%, due 07/15/24		90,000	89,902
Total Canada corporate bonds			907,696
Cayman Islands: 1.11%
Alibaba Group Holding Ltd. 3.400%, due 12/06/27		200,000	186,348
Noble Holding International Ltd. 7.950%, due 04/01/25		50,000	46,500
Phoenix Group Holdings 4.125%, due 07/20/22[2]	GBP	150,000	202,569
Transocean, Inc. 6.800%, due 03/15/38		50,000	40,625
Vale Overseas Ltd. 6.250%, due 08/10/26		80,000	86,640
6.875%, due 11/21/36		60,000	67,362
XLIT Ltd. 5.250%, due 12/15/43		45,000	49,446
Yorkshire Water Services Bradford Finance Ltd. (fixed, converts to FRN on 03/22/23), 3.750%, due 03/22/46[2]	GBP	100,000	137,172
Total Cayman Islands corporate bonds			816,662
Curacao: 0.05%
Teva Pharmaceutical Finance IV BV 3.650%, due 11/10/21		40,000	38,305
Czech Republic: 0.17%
NET4GAS sro 2.500%, due 07/28/21[2]	EUR	100,000	123,848
Denmark: 0.22%
Ap Moller Maersk A/S 1.750%, due 03/16/26[2]	EUR	100,000	114,592
Orsted A/S (fixed, converts to FRN on 11/06/20), 3.000%, due 11/06/15[2]	EUR	40,000	48,113
Total Denmark corporate bonds			162,705
Finland: 0.38%
Elenia Finance OYJ 2.875%, due 12/17/20[2]	EUR	100,000	124,149
Teollisuuden Voima OYJ 2.500%, due 03/17/21[2]	EUR	125,000	152,515
Total Finland corporate bonds			276,664

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2018

	Face amount[1]		Value
Corporate bonds—(Continued)
France: 2.73%
APRR SA 2.250%, due 01/16/20[2]	EUR	100,000	$120,910
AXA SA (fixed, converts to FRN on 05/28/29), 3.250%, due 05/28/49[2]	EUR	100,000	112,039
(fixed, converts to FRN on 07/06/27), 3.375%, due 07/06/47[2]	EUR	100,000	117,546
Banque Federative du Credit Mutuel SA 3.000%, due 09/11/25[2]	EUR	100,000	123,561
BNP Paribas SA 1.000%, due 04/17/24[2]	EUR	100,000	114,870
1.250%, due 03/19/25[2]	EUR	200,000	230,632
BPCE SA 1.375%, due 03/23/26[2]	EUR	100,000	113,806
Credit Agricole SA 1.375%, due 03/13/25[2]	EUR	100,000	115,938
Credit Logement SA 3 mo. Euribor + 1.150%, 0.829%, due 09/16/18[2,4,5]	EUR	100,000	109,589
Electricite de France SA 6.950%, due 01/26/39[3]		50,000	63,373
Engie SA (fixed, converts to FRN on 07/10/21), 4.750%, due 07/10/21[2,4]	EUR	100,000	126,706
RTE Reseau de Transport d'Electricite SADIR 1.000%, due 10/19/26[2]	EUR	100,000	115,394
Sanofi 0.000%, due 01/13/20[2]	EUR	100,000	117,076
SCOR SE (fixed, converts to FRN on 03/13/29), 5.250%, due 03/13/29[2,4]		200,000	178,000
TDF Infrastructure SAS 2.875%, due 10/19/22[2]	EUR	100,000	125,473
Transport et Infrastructures Gaz France SA 2.200%, due 08/05/25[2]	EUR	100,000	125,517
Total France corporate bonds			2,010,430
Germany: 0.73%
ADLER Real Estate AG 3.000%, due 04/27/26[2]	EUR	100,000	113,812
Allianz SE (fixed, converts to FRN on 10/24/23), 4.750%, due 10/24/23[2,4]	EUR	100,000	129,804
Deutsche Bank AG 3.150%, due 01/22/21		155,000	149,945
Henkel AG & Co. KGaA 1.500%, due 09/13/19[2]		150,000	147,555
Total Germany corporate bonds			541,116
Hong Kong: 0.26%
CNAC HK Finbridge Co. Ltd. 3.500%, due 07/19/22[2]		200,000	193,118
	Face amount[1]		Value
Ireland: 0.92%
Aquarius & Investments PLC for Swiss Reinsurance Co. Ltd. (fixed, converts to FRN on 09/01/19), 6.375%, due 09/01/24[2]		200,000	$204,162
Fresenius Finance Ireland PLC 0.875%, due 01/31/22[2]	EUR	30,000	35,543
1.500%, due 01/30/24[2]	EUR	50,000	59,744
GAS Networks Ireland 1.375%, due 12/05/26[2]	EUR	120,000	142,846
GE Capital International Funding Co., Unlimited Co. 4.418%, due 11/15/35		200,000	193,636
Shire Acquisitions Investments Ireland DAC 3.200%, due 09/23/26		50,000	45,803
Total Ireland corporate bonds			681,734
Italy: 0.40%
CDP Reti SpA 1.875%, due 05/29/22[2]	EUR	155,000	178,576
Italgas SpA 1.625%, due 01/19/27[2]	EUR	100,000	114,790
Total Italy corporate bonds			293,366
Japan: 0.28%
Mitsubishi UFJ Financial Group, Inc. 2.665%, due 07/25/22		60,000	57,910
Sumitomo Mitsui Financial Group, Inc. 2.934%, due 03/09/21		40,000	39,542
3.102%, due 01/17/23		110,000	107,430
Total Japan corporate bonds			204,882
Jersey: 0.38%
AA Bond Co. Ltd. 2.875%, due 01/31/22[2]	GBP	174,000	225,134
HSBC Bank Capital Funding Sterling 2 LP (fixed, converts to FRN on 04/07/20), 5.862%, due 04/07/20[4]	GBP	40,000	55,693
Total Jersey corporate bonds			280,827
Luxembourg: 0.90%
ADO Properties SA 1.500%, due 07/26/24[2]	EUR	100,000	116,150
Allergan Funding SCS 2.125%, due 06/01/29	EUR	100,000	113,967
3.450%, due 03/15/22		70,000	68,861
4.750%, due 03/15/45		20,000	19,238
Aroundtown SA 1.000%, due 01/07/25[2]	EUR	100,000	111,765
Dream Global Funding I Sarl 1.375%, due 12/21/21[2]	EUR	200,000	234,211
Total Luxembourg corporate bonds			664,192

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2018

	Face amount[1]		Value
Corporate bonds—(Continued)
Mexico: 0.80%
America Movil SAB de CV, Series A (fixed, converts to FRN on 09/06/18), 5.125%, due 09/06/73[2]	EUR	145,000	$170,465
Mexichem SAB de CV 5.500%, due 01/15/48[3]		200,000	174,512
Mexico City Airport Trust 5.500%, due 07/31/47[2]		200,000	178,200
Petroleos Mexicanos 5.500%, due 02/24/25[2]	EUR	50,000	64,472
Total Mexico corporate bonds			587,649
Netherlands: 3.47%
Bharti Airtel International Netherlands BV 4.000%, due 12/10/18[2]	EUR	100,000	118,455
Cooperatieve Rabobank UA (fixed, converts to FRN on 06/29/20), 5.500%, due 06/29/20[2,4]	EUR	250,000	311,966
Demeter Investments BV for Swiss Life AG (fixed, converts to FRN on 06/16/25), 4.375%, due 06/16/25[2,4]	EUR	100,000	122,618
Deutsche Telekom International Finance BV 0.625%, due 04/03/23[2]	EUR	30,000	35,126
6.500%, due 04/08/22[2]	GBP	40,000	61,995
ELM BV for Swiss Reinsurance Co. Ltd. (fixed, converts to FRN on 09/01/25), 2.600%, due 09/01/25[2,4]	EUR	130,000	150,788
Iberdrola International BV (fixed, converts to FRN on 05/22/23), 1.875%, due 05/22/23[2,4]	EUR	100,000	111,525
(fixed, converts to FRN on 03/26/24), 2.625%, due 03/26/24[2,4]	EUR	100,000	114,415
ING Bank NV (fixed, converts to FRN on 11/21/18), 4.125%, due 11/21/23[2]		210,000	210,504
ING Groep NV 1.125%, due 02/14/25[2]	EUR	200,000	230,762
Mylan NV 3.125%, due 11/22/28[2]	EUR	180,000	220,222
Redexis Gas Finance BV 1.875%, due 04/27/27[2]	EUR	100,000	112,572
Ren Finance BV 2.500%, due 02/12/25[2]	EUR	180,000	224,282
Shell International Finance BV 4.375%, due 05/11/45		130,000	133,146
Teva Pharmaceutical Finance Netherlands II BV 1.125%, due 10/15/24[2]	EUR	100,000	98,825
Teva Pharmaceutical Finance Netherlands III BV 2.800%, due 07/21/23		75,000	64,759
Volkswagen International Finance NV 1.125%, due 10/02/23[2]	EUR	100,000	116,709
Vonovia Finance BV (fixed, converts to FRN on 12/17/21), 4.000%, due 12/17/21[2,4]	EUR	100,000	123,441
Total Netherlands corporate bonds			2,562,110
	Face amount[1]		Value
Poland: 0.16%
Tauron Polska Energia SA 2.375%, due 07/05/27[2]	EUR	100,000	$114,552
Portugal: 0.16%
Galp Gas Natural Distribuicao SA 1.375%, due 09/19/23[2]	EUR	100,000	117,899
Singapore: 0.42%
DBS Group Holdings Ltd. (fixed, converts to FRN on 04/11/23), 1.500%, due 04/11/28[2]	EUR	100,000	115,384
(fixed, converts to FRN on 09/07/21), 3.600%, due 09/07/21[2,4]		200,000	190,909
Total Singapore corporate bonds			306,293
Spain: 1.25%
Aigues de Barcelona Finance SAU 1.944%, due 09/15/21[2]	EUR	175,000	212,431
Banco Santander SA 4.000%, due 01/19/23[2]	AUD	200,000	148,321
Canal de Isabel II Gestion SA 1.680%, due 02/26/25[2]	EUR	100,000	118,498
FCC Aqualia SA 1.413%, due 06/08/22[2]	EUR	150,000	178,267
Santander Issuances SAU 3.250%, due 04/04/26[2]	EUR	100,000	120,880
Telefonica Emisiones SAU 5.213%, due 03/08/47		150,000	144,478
Total Spain corporate bonds			922,875
Sweden: 0.31%
Fastighets AB Balder 1.875%, due 01/23/26[2]	EUR	100,000	114,347
Swedbank AB (fixed, converts to FRN on 11/22/22), 1.000%, due 11/22/27[2]	EUR	100,000	114,690
Total Sweden corporate bonds			229,037
Switzerland: 0.16%
Credit Suisse Group AG (fixed, converts to FRN on 07/17/24), 1.250%, due 07/17/25[2]	EUR	100,000	115,189
United Kingdom: 5.70%
Anglian Water Services Financing PLC 4.500%, due 02/22/26[2]	GBP	100,000	144,510
Arqiva Financing PLC 4.882%, due 12/31/32[2]	GBP	125,667	184,741
Barclays Bank PLC 6.625%, due 03/30/22[2]	EUR	50,000	68,841
9.500%, due 08/07/21[2]	GBP	80,000	125,771
Barclays PLC (fixed, converts to FRN on 10/06/22), 2.375%, due 10/06/23[2]	GBP	100,000	129,549
4.375%, due 09/11/24		200,000	194,316

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2018

	Face amount[1]		Value
Corporate bonds—(Continued)
United Kingdom—(Concluded)
BAT International Finance PLC 0.875%, due 10/13/23[2]	EUR	200,000	$233,067
BP Capital Markets PLC 3.497%, due 11/09/20	CAD	240,000	186,045
BUPA Finance PLC (fixed, converts to FRN on 09/16/20), 6.125%, due 09/16/20[4]	GBP	45,000	62,952
Cadent Finance PLC 2.750%, due 09/22/46[2]	GBP	100,000	119,341
Diageo Capital PLC 3.875%, due 04/29/43		50,000	48,728
HSBC Holdings PLC 5.100%, due 04/05/21		150,000	156,784
Imperial Brands Finance PLC 2.950%, due 07/21/20[3]		305,000	301,844
Lloyds Banking Group PLC (fixed, converts to FRN on 11/07/27), 3.574%, due 11/07/28		220,000	202,899
Nationwide Building Society (fixed, converts to FRN on 07/25/24), 2.000%, due 07/25/29[2]	EUR	100,000	114,623
Prudential PLC (fixed, converts to FRN on 07/20/35), 5.000%, due 07/20/55[2]	GBP	100,000	132,990
Royal Bank of Scotland Group PLC 3.875%, due 09/12/23		200,000	194,256
Scottish Widows Ltd. 5.500%, due 06/16/23[2]	GBP	100,000	144,460
Sky PLC 2.500%, due 09/15/26[2]	EUR	150,000	188,717
SSE PLC (fixed, converts to FRN on 09/10/20), 3.875%, due 09/10/20[2,4]	GBP	100,000	133,733
Standard Chartered PLC (fixed, converts to FRN on 03/15/23), 3.885%, due 03/15/24[2]		200,000	196,379
State Grid Europe Development 2014 PLC, Series A 1.500%, due 01/26/22[2]	EUR	125,000	150,306
Tesco Property Finance 4 PLC 5.801%, due 10/13/40[2]	GBP	137,169	212,067
Thames Water Utilities Finance Ltd. 5.125%, due 09/28/37	GBP	50,000	82,877
Virgin Money Holdings UK PLC (fixed, converts to FRN on 04/24/25), 3.375%, due 04/24/26[2]	GBP	100,000	132,022
Vodafone Group PLC 4.125%, due 05/30/25		55,000	54,714
4.375%, due 02/19/43		25,000	22,411
Wales & West Utilities Finance PLC (fixed, converts to FRN on 12/17/18), 6.750%, due 12/17/36	GBP	50,000	67,428
Western Power Distribution West Midlands PLC 5.750%, due 04/16/32[2]	GBP	100,000	171,814
	Face amount[1]		Value
WPP Finance 2010 3.750%, due 09/19/24		50,000	$48,279
Total United Kingdom corporate bonds			4,206,464
United States: 19.95%
21st Century Fox America, Inc. 6.200%, due 12/15/34		120,000	141,665
ABB Finance USA, Inc. 2.875%, due 05/08/22		70,000	68,733
Abbott Laboratories 3.750%, due 11/30/26		70,000	68,780
4.900%, due 11/30/46		90,000	96,294
AbbVie, Inc. 1.375%, due 05/17/24	EUR	100,000	118,503
2.900%, due 11/06/22		50,000	48,504
4.400%, due 11/06/42		60,000	56,949
Aetna, Inc. 3.500%, due 11/15/24		75,000	72,823
Albemarle Corp. 5.450%, due 12/01/44		70,000	74,454
Alphabet, Inc. 1.998%, due 08/15/26		180,000	160,772
Altria Group, Inc. 4.250%, due 08/09/42		160,000	149,161
Amazon.com, Inc. 2.800%, due 08/22/24		180,000	171,612
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375%, due 10/01/22		62,775	62,775
American Express Co. 3.400%, due 02/27/23		115,000	113,751
Amgen, Inc. 4.400%, due 05/01/45		40,000	38,261
Andeavor Logistics LP 3.500%, due 12/01/22		30,000	29,303
4.250%, due 12/01/27		30,000	28,862
Anheuser-Busch InBev Worldwide, Inc. 3.750%, due 01/15/22		100,000	101,333
Apache Corp. 4.250%, due 01/15/44		120,000	106,011
Apple, Inc. 3.850%, due 08/04/46		130,000	122,510
AT&T, Inc. 3.000%, due 02/15/22		80,000	78,090
4.750%, due 05/15/46		140,000	124,964
5.000%, due 03/01/21		100,000	103,660
5.550%, due 08/15/41		80,000	79,576
AXA Equitable Holdings, Inc. 3.900%, due 04/20/23[3]		50,000	49,590
Baltimore Gas & Electric Co. 3.500%, due 08/15/46		60,000	53,638
Bank of America Corp. 3.875%, due 08/01/25		460,000	457,556
BAT Capital Corp. 3.557%, due 08/15/27[3]		50,000	46,502

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2018

	Face amount[1]	Value
Corporate bonds—(Continued)
United States—(Continued)
Berkshire Hathaway, Inc. 3.125%, due 03/15/26	50,000	$48,159
Broadcom Corp. 3.625%, due 01/15/24	160,000	154,822
Burlington Northern Santa Fe LLC 3.000%, due 03/15/23	80,000	78,491
5.400%, due 06/01/41	60,000	68,733
Capital One Financial Corp. 2.500%, due 05/12/20	40,000	39,431
3.200%, due 02/05/25	120,000	112,621
Celgene Corp. 3.875%, due 08/15/25	100,000	97,146
CF Industries, Inc. 5.150%, due 03/15/34	60,000	55,650
Charter Communications Operating LLC 4.464%, due 07/23/22	80,000	80,891
4.500%, due 02/01/24[6]	80,000	79,891
5.375%, due 05/01/47	40,000	36,298
Chevron Phillips Chemical Co. LLC/ Chevron Phillips Chemical Co. LP 3.300%, due 05/01/23[3]	155,000	153,850
Citigroup, Inc. 3.875%, due 10/25/23	320,000	319,909
4.600%, due 03/09/26	40,000	39,930
Comcast Corp. 4.750%, due 03/01/44	20,000	19,676
Consumers Energy Co. 3.250%, due 08/15/46	30,000	26,217
CVS Health Corp. 3.350%, due 03/09/21	55,000	54,936
4.300%, due 03/25/28	90,000	88,742
5.050%, due 03/25/48	50,000	50,500
5.125%, due 07/20/45	90,000	91,127
Dell International LLC 3.480%, due 06/01/19[3]	90,000	90,227
8.350%, due 07/15/46[3]	120,000	144,428
Discovery Communications LLC 3.950%, due 03/20/28	20,000	18,933
Dominion Energy, Inc., Series D 2.850%, due 08/15/26	40,000	36,221
DTE Energy Co. 6.375%, due 04/15/33	80,000	95,710
Duke Energy Carolinas LLC 4.000%, due 09/30/42	80,000	78,317
Eaton Corp. 4.150%, due 11/02/42	60,000	57,814
Eli Lilly & Co. 2.350%, due 05/15/22	30,000	29,179
3.100%, due 05/15/27	45,000	43,058
Enable Midstream Partners LP 3.900%, due 05/15/24	60,000	57,412
Energy Transfer Partners LP 6.000%, due 06/15/48	70,000	69,777
6.050%, due 06/01/41	110,000	109,716
	Face amount[1]		Value
EnLink Midstream Partners LP 4.400%, due 04/01/24		80,000	$76,928
Enterprise Products Operating LLC 4.850%, due 03/15/44		50,000	49,736
ERAC USA Finance LLC 5.625%, due 03/15/42[3]		40,000	43,334
ERP Operating LP 3.375%, due 06/01/25		70,000	68,320
Exelon Corp. 3.400%, due 04/15/26		55,000	52,220
Exxon Mobil Corp. 3.567%, due 03/06/45		30,000	27,785
FedEx Corp. 4.550%, due 04/01/46		20,000	19,392
Fifth Third Bancorp 2.600%, due 06/15/22		70,000	67,744
Five Corners Funding Trust 4.419%, due 11/15/23[3]		100,000	102,854
Freeport-McMoRan, Inc. 3.550%, due 03/01/22		100,000	95,000
3.875%, due 03/15/23		100,000	94,500
General Electric Co. 2.125%, due 05/17/37	EUR	100,000	108,755
4.125%, due 10/09/42		30,000	27,841
4.375%, due 09/16/20		40,000	41,013
6.750%, due 03/15/32		50,000	61,000
General Motors Financial Co., Inc. 3.200%, due 07/06/21		80,000	78,953
4.350%, due 04/09/25		160,000	157,645
Gilead Sciences, Inc. 2.050%, due 04/01/19		40,000	39,808
4.750%, due 03/01/46		30,000	30,941
4.800%, due 04/01/44		55,000	57,281
Glencore Funding LLC 2.500%, due 01/15/19[3]		9,000	8,950
4.125%, due 05/30/23[3]		70,000	69,847
HCP, Inc. 3.875%, due 08/15/24		70,000	68,430
Honeywell International, Inc. 1.800%, due 10/30/19		60,000	59,251
Illinois Tool Works, Inc. 2.650%, due 11/15/26		100,000	92,390
JPMorgan Chase & Co. 3.200%, due 01/25/23		540,000	530,166
3.625%, due 12/01/27		120,000	112,844
Kinder Morgan Energy Partners LP 5.000%, due 03/01/43		120,000	111,505
Kinder Morgan, Inc. 3.150%, due 01/15/23		140,000	135,108
5.625%, due 11/15/23[3]		30,000	31,909
Kraft Heinz Foods Co. 4.875%, due 02/15/25[3]		50,000	50,966
5.000%, due 06/04/42		80,000	76,323
Liberty Mutual Group, Inc. 2.750%, due 05/04/26[2]	EUR	140,000	174,292
4.250%, due 06/15/23[3]		100,000	101,159

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2018

	Face amount[1]		Value
Corporate bonds—(Continued)
United States—(Continued)
Lincoln National Corp. 3.800%, due 03/01/28		110,000	$105,066
Lowe's Cos., Inc. 4.250%, due 09/15/44		70,000	68,198
Marathon Oil Corp. 3.850%, due 06/01/25		70,000	68,836
Medtronic, Inc. 3.150%, due 03/15/22		70,000	69,421
4.625%, due 03/15/45		30,000	31,776
Merck & Co., Inc. 3.700%, due 02/10/45		20,000	18,997
Metropolitan Life Global Funding I 1.250%, due 09/17/21[2]	EUR	100,000	120,774
Microsoft Corp. 2.400%, due 08/08/26		50,000	46,236
3.500%, due 11/15/42		50,000	46,786
3.700%, due 08/08/46		90,000	87,361
Molson Coors Brewing Co. 3.000%, due 07/15/26		40,000	36,322
Monongahela Power Co. 5.400%, due 12/15/43[3]		40,000	47,261
Morgan Stanley 2.500%, due 04/21/21		328,000	320,330
4.000%, due 07/23/25		90,000	89,699
4.350%, due 09/08/26		70,000	69,131
6.375%, due 07/24/42		40,000	48,554
MPLX LP 5.200%, due 03/01/47		60,000	59,390
Nabors Industries, Inc. 9.250%, due 01/15/19		30,000	31,050
NBCUniversal Media LLC 4.375%, due 04/01/21		180,000	184,705
Oncor Electric Delivery Co. LLC 7.250%, due 01/15/33		150,000	203,321
ONEOK, Inc. 7.500%, due 09/01/23		80,000	91,661
Oracle Corp. 2.400%, due 09/15/23		130,000	122,584
Pacific Gas & Electric Co. 6.050%, due 03/01/34		130,000	140,383
PacifiCorp 6.000%, due 01/15/39		80,000	99,754
Philip Morris International, Inc. 4.250%, due 11/10/44		50,000	47,335
Phillips 66 4.650%, due 11/15/34		50,000	50,238
Phillips 66 Partners LP 4.680%, due 02/15/45		35,000	32,784
PPL Capital Funding, Inc. 4.700%, due 06/01/43		90,000	91,204
QUALCOMM, Inc. 3.250%, due 05/20/27		90,000	84,110
4.300%, due 05/20/47		40,000	37,182
	Face amount[1]		Value
Reynolds American, Inc. 4.450%, due 06/12/25		70,000	$70,350
5.700%, due 08/15/35		45,000	48,286
Roche Holdings, Inc. 2.625%, due 05/15/26[2]		200,000	187,222
Schlumberger Holdings Corp. 3.000%, due 12/21/20[3]		100,000	99,395
Sempra Energy 6.000%, due 10/15/39		70,000	82,918
Southwestern Electric Power Co. 6.200%, due 03/15/40		105,000	129,740
SunTrust Banks, Inc. 2.700%, due 01/27/22		110,000	107,147
Swiss Re Treasury US Corp. 4.250%, due 12/06/42[3]		50,000	50,055
Teachers Insurance & Annuity Association of America 4.900%, due 09/15/44[3]		40,000	42,075
The Coca-Cola Co. 1.875%, due 09/22/26	EUR	105,000	131,115
The Goldman Sachs Group, Inc. 2.000%, due 07/27/23[2]	EUR	300,000	368,724
5.150%, due 05/22/45		60,000	59,669
The Hartford Financial Services Group, Inc. 4.300%, due 04/15/43		60,000	56,639
4.400%, due 03/15/48		90,000	86,561
The Home Depot, Inc. 4.875%, due 02/15/44		40,000	43,813
The Kroger Co. 3.700%, due 08/01/27		100,000	95,058
3.875%, due 10/15/46		20,000	16,631
4.650%, due 01/15/48		30,000	28,305
The Mosaic Co. 3.250%, due 11/15/22		60,000	58,266
4.050%, due 11/15/27		30,000	28,658
The Procter & Gamble Co. 2.450%, due 11/03/26		60,000	55,442
The Southern Co. 3.250%, due 07/01/26		80,000	75,068
4.400%, due 07/01/46		30,000	29,264
The Walt Disney Co. 1.850%, due 07/30/26		30,000	26,167
Thermo Fisher Scientific, Inc. 2.875%, due 07/24/37	EUR	100,000	119,875
Time Warner Cable LLC 4.500%, due 09/15/42		60,000	49,264
5.000%, due 02/01/20		150,000	153,127
Union Pacific Corp. 4.050%, due 11/15/45		40,000	37,929
United Airlines Pass-Through Trust, Series 2016-1, Class B 3.650%, due 01/07/26		50,000	48,650
UnitedHealth Group, Inc. 2.700%, due 07/15/20		130,000	129,107
Valero Energy Corp. 4.900%, due 03/15/45		70,000	70,771

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2018

	Face amount[1]		Value
Corporate bonds—(Concluded)
United States—(Concluded)
Verizon Communications, Inc. 2.875%, due 01/15/38	EUR	110,000	$126,207
2.946%, due 03/15/22		190,000	186,322
3.376%, due 02/15/25		50,000	48,022
5.250%, due 03/16/37		30,000	30,791
5.500%, due 03/16/47		150,000	157,060
Virginia Electric & Power Co., Series C 4.000%, due 11/15/46		60,000	57,653
VMware, Inc. 3.900%, due 08/21/27		80,000	73,842
Walgreens Boots Alliance, Inc. 3.800%, due 11/18/24		70,000	68,722
Wells Fargo & Co. 2.100%, due 07/26/21		100,000	96,095
2.625%, due 07/22/22		110,000	105,959
3.069%, due 01/24/23		130,000	126,376
Williams Partners LP 4.300%, due 03/04/24		80,000	80,257
4.900%, due 01/15/45		40,000	38,183
Xcel Energy, Inc. 4.800%, due 09/15/41		100,000	106,642
Total United States corporate bonds			14,714,505
Total corporate bonds (cost $34,215,582)			33,468,215
Collateralized debt obligations: 0.00%†
Cayman Islands: 0.00%†
LNR CDO IV Ltd., Series 2006-1A, Class FFX 7.592%, due 05/28/43[3,7,8] (cost $8,094,895)		8,000,000	0
Collateralized mortgage obligations: 0.00%†
United States: 0.00%†
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11 3.916%, due 04/25/35[9] (cost $17,009)		138,567	3,670
	Face amount[1]	Value
Non-US government obligations: 0.24%
Italy: 0.24%
Italy Buoni Poliennali Del Tesoro 1.350%, due 04/15/22 (cost $165,095)	150,000	$174,392
	Number of shares
Exchange traded funds: 4.51%
iShares Edge MSCI Minimum Volatility Emerging Markets ETF (cost $3,076,900)	57,500	3,325,800
Short-term investments: 37.87%
Investment companies: 1.43%
State Street Institutional U.S. Government Money Market Fund (cost $1,050,191)	1,050,191	1,050,191
	Face amount[1]
U.S. treasury obligations: 36.44%
US Treasury Bills 1.879%, due 09/06/18[10]	12,500,000	12,456,916
2.012%, due 10/18/18[10]	14,500,000	14,415,610
Total U.S. treasury obligations (cost $26,871,018)		26,872,526
Total short-term investments (cost $27,921,209)		27,922,717
Total investments: 88.00% (cost $73,490,690)		64,894,794
Other assets in excess of liabilities: 12.00%		8,845,367
Net assets: 100.00%		$73,740,161

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 88.

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2018

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
30	CAD	S&P TSX 60 Index Futures	September 2018	$4,359,778	$4,396,445	$36,667
17	EUR	CAC 40 10 Index Futures	July 2018	1,083,370	1,056,258	(27,112)
7	EUR	DAX Index Futures	September 2018	2,622,425	2,515,427	(106,998)
4	EUR	EURO STOXX 50 Index Futures	September 2018	162,000	158,400	(3,600)
394	EUR	EURO STOXX 600 Bank Index Futures	September 2018	3,819,234	3,690,108	(129,126)
36	GBP	FTSE 100 Index Futures	September 2018	3,636,018	3,611,550	(24,468)
32	HKD	Hang Seng Index Futures	July 2018	2,267,013	2,216,580	(50,433)
43	JPY	TOPIX Index Futures	September 2018	6,860,001	6,720,995	(139,006)
119	USD	MSCI Emerging Markets E-Mini Index Futures	September 2018	6,729,510	6,326,635	(402,875)
26	USD	NASDAQ 100 E-Mini Index Futures	September 2018	3,797,388	3,674,710	(122,678)
70	USD	Russell 1000 Value E-Mini Index Futures	September 2018	4,259,156	4,156,950	(102,206)
Interest rate futures buy contracts:
3	CAD	Canada Government Bond 10 Year Futures	September 2018	$308,502	$311,969	$3,467
US Treasury futures buy contracts:
21	USD	US Treasury Note 5 Year Futures	September 2018	$2,391,406	$2,385,961	$(5,445)
				$42,295,801	$41,221,988	$(1,073,813)
Index futures sell contracts:
22	AUD	ASX SPI 200 Index Futures	September 2018	$(2,458,019)	$(2,502,405)	$(44,386)
444	SEK	OMX 30 Index Futures	July 2018	(7,776,165)	(7,738,119)	38,046
97	USD	MSCI Taiwan Index Futures	July 2018	(3,745,946)	(3,759,720)	(13,774)
19	USD	S&P 500 E-Mini Index Futures	September 2018	(2,631,015)	(2,585,520)	45,495
Interest rate futures sell contracts:
32	EUR	German Euro Bund Futures	September 2018	$(6,025,030)	$(6,074,428)	$(49,398)
16	GBP	United Kingdom Long Gilt Bond Futures	September 2018	(2,580,566)	(2,598,536)	(17,970)
US Treasury futures sell contracts:
20	USD	Ultra Long US Treasury Bond Futures	September 2018	$(3,122,377)	$(3,191,250)	$(68,873)
7	USD	US Treasury Note 10 Year Futures	September 2018	(838,313)	(841,313)	(3,000)
				$(29,177,431)	$(29,291,291)	$(113,860)
						$(1,187,673)

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2018

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	AUD	2,991,587	USD	2,290,000	07/23/18	$75,960
BB	CAD	6,908,839	USD	5,340,000	07/23/18	82,845
BB	EUR	200,000	USD	243,036	07/23/18	9,140
BB	JPY	340,361,748	EUR	2,610,000	07/23/18	(25,941)
BB	NOK	12,266,737	USD	1,530,000	07/23/18	22,636
BB	SEK	3,850,000	USD	428,498	07/23/18	(1,979)
BB	USD	765,000	CLP	480,458,250	07/23/18	(29,629)
BB	USD	2,290,000	COP	6,494,898,000	07/23/18	(75,954)
BB	USD	1,535,000	GBP	1,137,738	07/23/18	(32,115)
BB	USD	4,575,000	SEK	39,512,440	07/23/18	(157,027)
BB	USD	276,876	SEK	2,480,000	07/23/18	418
BOA	USD	430,226	CNY	2,730,000	07/23/18	(18,338)
CITI	GBP	6,020,000	USD	8,576,334	07/23/18	624,270
CITI	NOK	2,560,000	USD	321,001	07/23/18	6,423
CITI	USD	6,502,305	JPY	693,600,000	07/23/18	(229,283)
CSI	BRL	1,610,000	USD	469,388	07/23/18	54,969
CSI	EUR	365,000	USD	432,053	07/23/18	5,193
CSI	KRW	7,115,000,000	USD	6,684,517	07/23/18	297,587
CSI	USD	197,362	GBP	145,000	07/23/18	(5,826)
GSI	CNY	30,130,000	USD	4,771,558	07/23/18	225,695
GSI	JPY	50,800,000	USD	459,234	07/23/18	(209)
GSI	USD	2,100,000	CAD	2,790,312	07/23/18	23,237
GSI	USD	4,971,038	CHF	4,805,000	07/23/18	(110,881)
GSI	USD	1,106,247	EUR	900,000	07/23/18	(53,716)
GSI	USD	2,290,000	TRY	10,652,324	07/23/18	8,443
JPMCB	AUD	745,000	USD	577,670	07/23/18	26,304
JPMCB	CAD	3,090,000	USD	2,460,597	07/23/18	109,318
JPMCB	CHF	7,046,986	USD	7,291,311	07/23/18	163,434
JPMCB	CLP	2,061,100,000	USD	3,463,393	07/23/18	308,754
JPMCB	HKD	4,095,000	USD	522,670	07/23/18	604
JPMCB	NZD	10,086,963	USD	7,261,260	07/23/18	429,299
JPMCB	SEK	7,620,000	USD	912,105	07/23/18	60,096
JPMCB	SGD	3,370,000	USD	2,576,002	07/23/18	101,680
JPMCB	TWD	14,400,000	USD	494,166	07/23/18	21,288
JPMCB	USD	4,699,075	INR	309,810,000	07/23/18	(187,823)
JPMCB	USD	3,815,000	JPY	417,921,042	07/23/18	(35,259)
JPMCB	USD	577,211	KRW	616,000,000	07/23/18	(24,246)
JPMCB	USD	3,289,959	MXN	60,090,000	07/23/18	(273,796)
JPMCB	USD	6,100,000	MXN	124,795,520	07/23/18	163,999
JPMCB	USD	4,323,465	NOK	33,520,000	07/23/18	(204,453)
MSCI	EUR	13,045,000	USD	16,224,039	07/23/18	968,179
MSCI	EUR	460,000	USD	534,962	07/23/18	(2,999)
MSCI	INR	154,323,100	USD	2,290,000	07/23/18	42,847
MSCI	JPY	33,000,000	USD	302,863	07/23/18	4,406
MSCI	KRW	2,443,659,000	USD	2,290,000	07/23/18	96,398

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2018

Forward foreign currency contracts—(Concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
MSCI	USD	3,050,000	CNY	19,533,725	07/23/18	$(102,850)
MSCI	USD	1,103,709	EUR	920,000	07/23/18	(27,788)
MSCI	USD	191,206	EUR	165,000	07/23/18	1,758
MSCI	USD	970,822	GBP	715,000	07/23/18	(26,349)
MSCI	USD	2,468,545	MYR	9,594,000	07/23/18	(94,531)
						$2,214,188

Credit default swap agreements on corporate issues—sell protection11

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[12]	Upfront payments received	Value	Unrealized appreciation
JPMCB	Teck Resources Ltd. bond, 3.150%, due 3/20/20	USD	90	03/20/20	Quarterly	1.000%	$2,501	$1,077	$3,578

Centrally cleared credit default swap agreements on credit indices—buy protection13

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[12]	Upfront payments received	Value	Unrealized appreciation
CDX North America Investment Grade 30 Index	USD	16,400	06/20/23	Quarterly	1.000%	$286,278	$(247,608)	$38,670
iTraxx Europe Series 29 Index	EUR	7,600	06/20/23	Quarterly	1.000	191,694	(117,712)	73,982
						$477,972	$(365,320)	$112,652

Centrally cleared credit default swap agreements on credit indices—sell protection11

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[12]	Upfront payments made	Value	Unrealized depreciation
CDX North America High Yield 30 Index	USD	2,000	06/20/23	Quarterly	5.000%	$(133,938)	$118,056	$(15,882)
iTraxx Europe Crossover Series 29 Index	EUR	700	06/20/23	Quarterly	5.000	(70,921)	66,316	(4,605)
						$(204,859)	$184,372	$(20,487)

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2018

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$33,468,215	$—	$33,468,215
Collateralized debt obligations	—	—	0	0
Collateralized mortgage obligations	—	3,670	—	3,670
Non-US government obligations	—	174,392	—	174,392
Exchange traded funds	3,325,800	—	—	3,325,800
Short-term investments	—	27,922,717	—	27,922,717
Futures contracts	85,629	38,046	—	123,675
Forward foreign currency contracts	—	3,935,180	—	3,935,180
Swap agreements	—	185,449	—	185,449
Total	$3,411,429	$65,727,669	$0	$69,139,098
Liabilities
Futures contracts	$(772,445)	$(538,903)	$—	$(1,311,348)
Forward foreign currency contracts	—	(1,720,992)	—	(1,720,992)
Swap agreements	—	(365,320)	—	(365,320)
Total	$(772,445)	$(2,625,215)	$—	$(3,397,660)

At June 30, 2018, $38,046 and $(538,903) of futures contracts were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures for foreign portfolio holdings as discussed in the Notes to financial statements.

Level 3 rollforward disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period ended June 30, 2018:

Assets	Collaterallized debt obligation
Beginning balance	$0
Purchases	—
Sales	—
Accrued discounts/(premiums)	(426)
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	426
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$0

The change in net unrealized appreciation (depreciation) relating to the Level 3 investments held at June 30, 2018 was $426.

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2018

Portfolio footnotes

†  Amount represents less than 0.005%.

1  In US dollars unless otherwise indicated.

2  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $1,730,550, represented 2.35% of the Fund's net assets at period end.

4  Perpetual investment. Date shown reflects the next call date.

5  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

6  When Issued Security.

7  Illiquid investment at period end. Illiquid assets, in the amount of $0, represented 0.00% of the Fund's net assets at period end.

8  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

9  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

10  Rate shown is the discount rate at the date of purchase unless otherwise noted.

11  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

12  Payments made or received are based on the notional amount.

13  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Portfolio performance

For the 12 months ended June 30, 2018, Class A shares of UBS Global Allocation Fund (the "Fund") gained 6.34% (Class A shares returned 0.49% after the deduction of the maximum sales charge), while Class P shares increased 6.56%. In contrast, the Fund's benchmark, the 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD), gained 7.32% during the same time period. For comparison purposes, the MSCI All Country World Index (net) returned 10.73% and the FTSE World Government Bond Index (Hedged in USD) returned 2.12%. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 25; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive absolute return during the reporting period. Currency positioning and security selection were additive for results, whereas the market allocation strategy was a headwind for performance.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct positive impact on Fund performance. We used a variety of equity and fixed income options, futures and swaps to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in aggregate, detracted from performance during the reporting period.

Portfolio performance summary

What worked:

•  Certain market allocations were positive for returns.

  – The Fund's long exposure to global equities (US, developed ex-US and emerging markets) contributed to results over the reporting period. Strong performance in equity markets was experienced worldwide.

  – The Fund benefited from certain equity relative value trades during the reporting period, including a long position in Chinese H shares versus Chinese A shares1 and a long position in Canadian versus US equities.

  – The Fund also benefited from short exposure to US 2-year Treasury notes.

•  Overall, active currency positions were positive for results

  – In New Zealand, deteriorating business confidence and a dovish Reserve Bank of New Zealand weighed on the New Zealand dollar the US dollar.

  – The Fund maintained a preference for the Colombian peso relative to the US dollar. This contributed to performance on the back of rising oil prices and more attractive valuations.

•  Overall, the portfolio's bottom-up security selection was positive for results.

  – Positive security selection came from US, non-US developed and emerging market equities.

1  China A shares are Chinese companies listed on the Shanghai or Shenzhen stock exchanges and trade with a face value in Chinese renminbi. China H shares are Chinese companies listed on the Hong Kong Stock Exchange and are quoted and trade with a face value of Hong Kong dollars.

UBS Global Allocation Fund

What didn't work:

•  Overall, market allocations detracted from results.

  – A preference for US value stocks over the broader US equity market detracted from performance. Negative sector rotation and momentum was experienced throughout the reporting period, with information technology stocks a particular drag on relative results.

  – The Fund's preference for ex-US equities over US equities negatively impacted performance. A preference for emerging market equities, in particular, weighed on returns as these markets came under pressure in the first half of 2018 given rising trade tensions and a strengthening US dollar.

  – The Fund's performance was also negatively impacted by long exposure to emerging market debt and a bearish stance on US high yield fixed income.

•  Certain active currency positions were negative for performance.

  – The Fund's preference for the Turkish lira over the South African rand detracted from performance. We closed the trade in December 2017 after the political outlook in South Africa improved more than we expected and energy prices rebounded.

  – The Fund's preference for the Swedish Krona versus euro detracted from returns over the period as the Riksbank pushed out policy rate increases further than market expectations.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2018. The views and opinions in the letter were current as of August 17, 2018. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Global Allocation Fund

Average annual total returns for periods ended 06/30/18 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	6.34%	5.83%	3.99%
Class C2	5.48	5.02	3.19
Class P3	6.56	6.12	4.28
After deducting maximum sales charge
Class A1	0.49%	4.64%	3.40%
Class C2	4.48	5.02	3.19
MSCI All Country World Index (net)[4]	10.73	9.41	5.80
FTSE World Government Bond Index (Hedged in USD)[5]	2.12	3.40	3.95
60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD)[6]	7.32	7.12	5.44

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 27, 2017 prospectuses were as follows: Class A—1.50% and 1.31%; Class C—2.27% and 2.06%; Class P—1.23% and 1.06%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses), through the period ending October 29, 2018, do not exceed 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement, or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The FTSE World Government Bond Index (Hedged in USD) is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity and is hedged back to the US dollar. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD) is a unmanaged blended benchmark compiled by the Advisor. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Global Allocation Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS Global Allocation Fund Class A and Class P shares versus the MSCI All Country World Index (net), FTSE World Government Bond Index (Hedged in USD), and the 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD) over the 10 years ended June 30, 2018. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Global Allocation Fund Class A vs. MSCI All Country World Index (net), FTSE World Government Bond Index (Hedged in USD) and 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD)

Wealth value with dividends reinvested. Initial investment for Class A Shares as of June 30, 2008 = $9,450

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.5%.

UBS Global Allocation Fund Class P vs. MSCI All Country World Index (net), FTSE World Government Bond Index (Hedged in USD) and 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD)

Wealth value with dividends reinvested. Initial investment for Class P shares as of June 30, 2008 = $5,000,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Global Allocation Fund

Portfolio statistics—June 30, 2018 (unaudited)1

Top ten equity holdings

Percentage of net assets
Amazon.com, Inc.	1.4%
Visa, Inc., Class A	0.7
Facebook, Inc., Class A	0.7
Microsoft Corp.	0.7
Sanofi	0.7
Sony Corp.	0.7
BP PLC	0.6
JPMorgan Chase & Co.	0.5
AIA Group Ltd.	0.5
Philip Morris International, Inc.	0.5
Total	7.0%

Top ten long-term fixed income holdings

Percentage of net assets
U.S. Treasury Notes 1.000%, due 03/15/19	1.3%
U.S. Treasury Notes 1.875%, due 10/31/22	1.1
U.S. Treasury Notes 1.500%, due 08/15/22	1.0
New Zealand Government Bond 2.000%, due 09/20/25	0.9
U.S. Treasury Notes 1.875%, due 10/31/22	0.7
Japan Government Twenty Year Bond 0.400%, due 03/20/36	0.5
U.S. Treasury Notes 2.000%, due 11/30/22	0.5
U.S. Treasury Notes 2.500%, due 05/15/24	0.5
Japan Government Five Year Bond 0.100%, due 12/20/19	0.5
France Government Bond OAT 0.500%, due 05/25/26	0.4
Total	7.4%

Top five issuer breakdown by country or territory of origin2

Percentage of net assets
United States	30.5%
Japan	6.3
United Kingdom	4.7
France	1.9
Germany	1.8
Total	45.2%

1  The Fund's portfolio is actively managed and its composition will vary over time.

2  Figures represent the direct investments of UBS Global Allocation Fund. If a breakdown of the underlying investment companies and exchange traded funds was included, the country or territory of origin breakdown would be as follows: United States: 34.4%, Japan: 6.4%, United Kingdom: 5.0%, France: 2.0% and Germany: 1.8%.

UBS Global Allocation Fund

Industry diversification—June 30, 2018 (unaudited)1,2

Common stocks	Percentage of net assets
Aerospace & defense	0.58%
Airlines	0.55
Auto components	1.02
Automobiles	0.38
Banks	3.97
Biotechnology	1.20
Building products	0.51
Capital markets	0.10
Chemicals	1.36
Commercial services & supplies	0.51
Communications equipment	0.14
Construction & engineering	0.15
Consumer finance	0.81
Distributors	0.24
Diversified financial services	0.97
Diversified telecommunication services	0.82
Electric utilities	0.14
Electrical equipment	0.31
Electronic equipment, instruments & components	0.28
Energy equipment & services	0.09
Equity real estate investment trusts	0.42
Food & staples retailing	1.11
Food products	0.31
Health care equipment & supplies	0.70
Health care providers & services	0.82
Hotels, restaurants & leisure	0.43
Household durables	1.05
Industrial conglomerates	0.16
Insurance	2.10
Internet & direct marketing retail	1.84
Internet software & services	1.56
IT services	1.40
Life sciences tools & services	0.20
Machinery	1.83
Marine	0.11
Media	0.15
Metals & mining	1.18
Multi-utilities	0.31
Multiline retail	0.20
Oil, gas & consumable fuels	2.99
Personal products	0.64
Pharmaceuticals	2.57
Professional services	0.23
Real estate management & development	0.14
Road & rail	0.25
Semiconductors & semiconductor equipment	2.55
Software	3.27
Specialty retail	0.75
Common stocks—(Continued)	Percentage of net assets
Technology hardware, storage & peripherals	0.70%
Textiles, apparel & luxury goods	0.17
Tobacco	0.97
Trading companies & distributors	0.69
Wireless telecommunication services	0.15
Total common stocks	46.08%
Non-US government obligations	5.80
U.S. treasury obligations	6.91
Investment company	7.15
Exchange traded funds	9.41
Short-term investments	20.32
Options purchased	0.19
Total investments	95.86%
Other assets in excess of liabilities	4.14
Net assets	100.00%

1  Figures represent the breakdown of direct investments of UBS Global Allocation Fund. Figures would be different if a breakdown of the underlying investment companies and exchange traded funds was included.

2  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Global Allocation Fund

Portfolio of investments

June 30, 2018

	Number of shares	Value
Common stocks: 46.08%
Australia: 0.65%
Insurance Australia Group Ltd.	97,664	$616,133
Rio Tinto Ltd.	10,215	631,136
Wesfarmers Ltd.	20,967	765,008
Total Australia common stocks		2,012,277
Austria: 0.42%
Erste Group Bank AG*	31,185	1,300,100
Belgium: 0.07%
Galapagos NV*	2,176	200,404
Bermuda: 0.61%
Jardine Matheson Holdings Ltd.	8,000	504,105
Marvell Technology Group Ltd.	41,555	890,939
Norwegian Cruise Line Holdings Ltd.*	10,047	474,721
Total Bermuda common stocks		1,869,765
Canada: 1.38%
Enerplus Corp.	38,847	489,928
Husky Energy, Inc.	66,642	1,038,675
Paramount Resources Ltd., Class A*	23,493	266,087
Suncor Energy, Inc.	31,720	1,290,853
The Toronto-Dominion Bank	20,059	1,160,985
Total Canada common stocks		4,246,528
Cayman Islands: 0.32%
Alibaba Group Holding Ltd., ADR*	2,901	538,223
Ctrip.com International Ltd., ADR*	4,900	233,387
Tencent Holdings Ltd., ADR	4,100	206,025
Total Cayman Islands common stocks		977,635
Denmark: 0.11%
AP Moller—Maersk A/S, Class B	274	338,965
Finland: 0.19%
Sampo Oyj, Class A	12,115	590,009
France: 1.30%
Publicis Groupe SA	6,693	459,290
Sanofi	25,155	2,018,928
Thales SA	7,416	954,097
Valeo SA	10,139	552,814
Total France common stocks		3,985,129
Germany: 1.63%
Deutsche Telekom AG (Registered)	98,132	1,516,571
Infineon Technologies AG	31,075	789,346
LANXESS AG	10,131	787,643
SAP SE	10,270	1,185,340
thyssenkrupp AG	29,700	719,924
Total Germany common stocks		4,998,824
Hong Kong: 0.67%
AIA Group Ltd.	185,917	1,619,599
Power Assets Holdings Ltd.	62,500	436,610
Total Hong Kong common stocks		2,056,209
	Number of shares	Value
Ireland: 1.02%
Allegion PLC	10,953	$847,324
Allergan PLC	8,278	1,380,109
Ryanair Holdings PLC, ADR*	7,892	901,503
Total Ireland common stocks		3,128,936
Italy: 0.78%
Autogrill SpA	40,772	503,598
Banca Mediolanum SpA	142,989	965,870
Mediobanca Banca di Credito Finanziario SpA	100,337	928,120
Total Italy common stocks		2,397,588
Japan: 5.24%
Chiyoda Corp.	53,900	467,351
Inpex Corp.	76,900	798,674
ITOCHU Corp.	54,800	991,104
Katitas Co. Ltd.	11,900	421,807
Makita Corp.	15,000	670,995
MINEBEA MITSUMI, Inc.	48,300	813,940
Nabtesco Corp.	19,300	592,991
Nintendo Co. Ltd.	1,800	587,572
ORIX Corp.	75,700	1,193,191
Otsuka Holdings Co. Ltd.	26,800	1,296,389
Shin-Etsu Chemical Co. Ltd.	11,900	1,057,534
Sony Corp.	39,400	2,017,845
Sumitomo Electric Industries Ltd.	45,100	670,755
Sumitomo Mitsui Financial Group, Inc.	26,100	1,018,056
Takeda Pharmaceutical Co. Ltd.	23,900	1,005,427
Tokyo Electron Ltd.	2,500	429,133
Toyota Industries Corp.	15,700	878,819
Toyota Motor Corp.	18,100	1,170,509
Total Japan common stocks		16,082,092
Jersey: 0.84%
Aptiv PLC	11,156	1,022,224
Glencore PLC*	133,623	634,414
Shire PLC	16,535	931,563
Total Jersey common stocks		2,588,201
Netherlands: 1.52%
ABN AMRO Group NV CVA[1]	48,001	1,241,391
ASR Nederland NV	27,209	1,107,975
Koninklijke Ahold Delhaize NV	32,705	780,916
Unilever NV CVA	27,669	1,541,632
Total Netherlands common stocks		4,671,914
Norway: 0.84%
Equinor ASA	35,255	932,232
Telenor ASA	49,138	1,006,370
Yara International ASA	15,618	646,151
Total Norway common stocks		2,584,753
Spain: 0.24%
Banco Santander SA	137,387	734,260

UBS Global Allocation Fund

Portfolio of investments

June 30, 2018

	Number of shares	Value
Common stocks—(Continued)
United Kingdom: 4.63%
Anglo American PLC	44,726	$992,958
Ashtead Group PLC	38,235	1,138,613
Babcock International Group PLC	74,147	796,670
Barclays PLC	305,710	755,634
BP PLC	230,856	1,756,472
British American Tobacco PLC	27,549	1,387,736
Centrica PLC	463,698	962,813
GlaxoSmithKline PLC	52,184	1,052,078
HSBC Holdings PLC	143,421	1,340,176
LivaNova PLC*	9,000	898,380
Sensata Technologies Holding NV*	8,614	409,854
Spectris PLC	12,138	417,042
Tesco PLC	352,695	1,193,377
The Sage Group PLC	134,468	1,110,597
Total United Kingdom common stocks		14,212,400
United States: 23.62%
Abbott Laboratories	9,662	589,285
Activision Blizzard, Inc.	6,170	470,894
Adobe Systems, Inc.*	2,158	526,142
AGCO Corp.	11,965	726,515
Alexion Pharmaceuticals, Inc.*	3,065	380,520
Alnylam Pharmaceuticals, Inc.*	4,274	420,946
Alphabet, Inc., Class A*	1,309	1,478,110
Amazon.com, Inc.*	2,523	4,288,595
American Express Co.	14,307	1,402,086
Anthem, Inc.	2,446	582,221
Apple, Inc.	6,898	1,276,889
Arista Networks, Inc.*	1,660	427,433
Ashland Global Holdings, Inc.	8,458	661,246
Autodesk, Inc.*	4,617	605,243
Bank of America Corp.	11,041	311,246
Bio-Rad Laboratories, Inc., Class A*	2,108	608,242
Booking Holdings, Inc.*	331	670,967
Broadcom, Inc.	3,800	922,032
Cboe Global Markets, Inc.	3,040	316,373
Cirrus Logic, Inc.*	11,445	438,687
Coherus Biosciences, Inc.*	12,738	178,332
Concho Resources, Inc.*	5,621	777,665
Diamondback Energy, Inc.	1,061	139,596
Dollar General Corp.	6,381	629,167
Eastman Chemical Co.	5,180	517,793
Electronic Arts, Inc.*	3,628	511,621
Expedia Group, Inc.	3,759	451,794
Facebook, Inc., Class A*	10,880	2,114,202
First Republic Bank	2,884	279,142
Gardner Denver Holdings, Inc.*	40,673	1,195,379
GoDaddy Inc., Class A*	6,255	441,603
Halliburton Co.	5,799	261,303
Hess Corp.	13,948	932,982
Illinois Tool Works, Inc.	3,786	524,512
Incyte Corp.*	12,625	845,875
Ironwood Pharmaceuticals, Inc.*	24,350	465,572
	Number of shares	Value
Jabil, Inc.	15,649	$432,851
Johnson & Johnson	9,306	1,129,190
JPMorgan Chase & Co.	16,114	1,679,079
KLA-Tencor Corp.	4,086	418,938
Laboratory Corp. of America Holdings*	3,641	653,669
Lam Research Corp.	2,782	480,869
Lexicon Pharmaceuticals, Inc.*	22,435	269,220
LKQ Corp.*	23,332	744,291
Marsh & McLennan Cos., Inc.	18,925	1,551,282
Masco Corp.	18,954	709,259
Mastercard, Inc., Class A	2,317	455,337
MetLife, Inc.	22,454	978,994
Microchip Technology, Inc.	5,003	455,023
Micron Technology, Inc.*	16,841	883,142
Microsoft Corp.	21,053	2,076,036
Mohawk Industries, Inc.*	1,482	317,548
Mondelez International, Inc., Class A	23,076	946,116
MSA Safety ,Inc.	3,774	363,587
Newell Brands, Inc.	33,976	876,241
Nike, Inc., Class B	6,512	518,876
Noble Energy, Inc.	21,962	774,819
NVIDIA Corp.	2,406	569,981
Parker-Hannifin Corp.	2,890	450,407
Philip Morris International, Inc.	19,757	1,595,180
Rockwell Automation, Inc.	3,291	547,063
salesforce.com, Inc.*	10,648	1,452,387
ServiceNow, Inc.*	3,548	611,924
Simon Property Group, Inc.	7,578	1,289,700
Skyworks Solutions, Inc.	4,764	460,441
Spirit AeroSystems Holdings, Inc., Class A	9,649	828,946
Spirit Airlines, Inc.*	21,521	782,288
Square, Inc., Class A*	5,815	358,437
Steel Dynamics, Inc.	13,750	631,813
Stericycle, Inc.*	6,416	418,901
Synchrony Financial	32,831	1,095,899
T-Mobile US, Inc.*	7,804	466,289
Take-Two Interactive Software, Inc.*	4,068	481,488
Teradyne, Inc.	11,489	437,386
The Cooper Cos., Inc.	2,840	668,678
The Estee Lauder Cos., Inc., Class A	3,038	433,492
The Home Depot, Inc.	5,095	994,035
The Sherwin-Williams Co.	1,209	492,752
The TJX Cos., Inc.	13,623	1,296,637
The Ultimate Software Group, Inc.*	1,681	432,538
Union Pacific Corp.	5,439	770,598
UnitedHealth Group, Inc.	5,169	1,268,162
Universal Display Corp.	7,772	668,392
Verisk Analytics, Inc.*	6,519	701,705
Visa, Inc., Class A	16,150	2,139,067
Voya Financial, Inc.	17,436	819,492
Wabtec Corp.	6,518	642,544
Walgreens Boots Alliance, Inc.	11,318	679,250
Wells Fargo & Co.	25,875	1,434,510
Western Digital Corp.	11,311	875,585

UBS Global Allocation Fund

Portfolio of investments

June 30, 2018

	Number of shares		Value
Common stocks—(Concluded)
United States—(Concluded)
Worldpay, Inc., Class A*		16,355	$1,332,634
Yum! Brands, Inc.		4,328	338,536
Total United States common stocks			72,551,714
Total common stocks (cost $126,235,974)			141,527,703
	Face amount
Non-US government obligations: 5.80%
Australia: 0.55%
Commonwealth of Australia 2.250%, due 11/21/22	AUD	1,220,000	903,327
4.500%, due 04/15/20[2]		625,000	482,707
4.500%, due 04/21/33[2]		122,000	108,685
5.500%, due 04/21/23[2]		230,000	195,038
			1,689,757
Austria: 0.07%
Republic of Austria 1.200%, due 10/20/25[1,2]	EUR	47,000	58,679
3.150%, due 06/20/44[1,2]		86,000	141,457
			200,136
Belgium: 0.09%
Kingdom of Belgium 3.750%, due 06/22/45[2]		161,000	280,478
Canada: 0.34%
Government of Canada 1.500%, due 06/01/23	CAD	1,100,000	814,083
2.250%, due 06/01/25		206,000	157,801
2.750%, due 12/01/64		82,000	72,900
			1,044,784
Finland: 0.03%
Republic of Finland 0.500%, due 04/15/26[1,2]	EUR	85,000	100,749
France: 0.64%
France Government Bond OAT 0.500%, due 05/25/26[2]		952,000	1,127,457
2.500%, due 05/25/30[2]		336,000	469,487
3.250%, due 05/25/45[2]		216,000	354,045
			1,950,989
Germany: 0.16%
Federal Republic of Germany 1.500%, due 05/15/23[2]		270,000	343,455
2.500%, due 08/15/46[2]		100,000	160,353
			503,808
Ireland: 0.02%
Republic of Ireland 2.000%, due 02/18/45[2]		48,000	60,736
	Face amount		Value
Italy: 0.96%
Italy Buoni Poliennali Del Tesoro 1.600%, due 06/01/26	EUR	950,000	$1,047,727
1.650%, due 03/01/32[1,2]		60,000	60,614
2.550%, due 09/15/41[2]		368,947	478,621
3.250%, due 09/01/46[1,2]		215,000	247,712
4.000%, due 02/01/37[2]		309,000	405,914
4.250%, due 02/01/19[2]		560,000	669,820
4.750%, due 09/01/44[1,2]		25,000	35,746
			2,946,154
Japan: 1.08%
Japan Government Five Year Bond 0.100%, due 12/20/19	JPY	155,000,000	1,404,569
Japan Government Thirty Year Bond 0.300%, due 06/20/46		41,000,000	333,851
Japan Government Twenty Year Bond 0.400%, due 03/20/36		176,350,000	1,591,140
			3,329,560
Netherlands: 0.08%
Kingdom of the Netherlands 2.750%, due 01/15/47[1,2]	EUR	139,000	232,405
New Zealand: 0.92%
New Zealand Government Bond 2.000%, due 09/20/25[2,3]	NZD	3,967,392	2,818,107
Spain: 0.79%
Kingdom of Spain 1.450%, due 10/31/27[1,2]	EUR	120,000	142,465
3.450%, due 07/30/66[1,2]		10,000	13,706
3.750%, due 10/31/18		920,000	1,088,901
4.200%, due 01/31/37[1,2]		44,000	68,741
4.800%, due 01/31/24[1,2]		640,000	922,359
5.150%, due 10/31/44[1,2]		110,000	197,940
			2,434,112
United Kingdom: 0.07%
United Kingdom Gilt 3.500%, due 01/22/45[2]	GBP	120,000	216,517
Total non-US government obligations (cost $17,761,882)			17,808,292
U.S. treasury obligations: 6.91%
US Treasury Bonds 2.250%, due 08/15/46		$230,000	197,872
2.500%, due 02/15/46		590,000	535,863
2.750%, due 11/15/42		543,000	521,513
2.750%, due 08/15/47		430,000	409,894
2.875%, due 05/15/43		1,045,000	1,025,365
2.875%, due 08/15/45		50,000	48,953
3.000%, due 11/15/45		125,000	125,317
US Treasury Notes 1.000%, due 03/15/19		4,100,000	4,064,285
1.250%, due 03/31/21		637,000	614,083

UBS Global Allocation Fund

Portfolio of investments

June 30, 2018

	Face amount	Value
U.S. treasury obligations—(Concluded)
1.375%, due 09/30/23	$400,000	$373,031
1.500%, due 08/15/20	3,000,000	2,934,844
1.500%, due 02/28/23	444,000	420,204
1.625%, due 12/31/19	770,000	760,375
1.750%, due 05/15/23	680,000	649,427
1.875%, due 07/31/22	2,300,000	2,226,059
1.875%, due 10/31/22	3,490,000	3,370,577
2.000%, due 11/30/22	1,575,000	1,528,365
2.500%, due 05/15/24	1,440,000	1,417,163
Total U.S. treasury obligations (cost $21,692,745)		21,223,190
	Number of shares
Exchange traded funds: 9.41%
iShares iBoxx $ Investment Grade Corporate Bond ETF	127,600	14,619,132
iShares JPMorgan USD Emerging Markets Bond ETF	133,700	14,275,149
Total exchange traded funds (cost $30,860,257)		28,894,281
Investment companies: 7.15%
UBS Emerging Markets Equity Opportunity Fund*,4 (cost $23,342,123)	2,334,212	21,964,938
Short-term investments: 20.32%
Investment companies: 10.27%
State Street Institutional U.S. Government Money Market Fund (cost $31,553,353)	31,553,353	31,553,353
	Face amount	Value
U.S. treasury obligations: 10.05%
US Treasury Bills 1.879%, due 09/06/18[5]	$15,000,000	$14,948,300
2.012%, due 10/18/18[5]	16,000,000	15,906,880
Total U.S. treasury obligations (cost $30,853,552)		30,855,180
Total short-term investments (cost $62,406,905)		62,408,533

	Number of contracts	Notional amount
Options purchased: 0.19%
Call options: 0.19%
iShares MSCI Emerging Markets Index, strike @ 50, expires 12/21/18	4,656	USD	23,280,000	135,024
S&P 500 Index, strike @ 2,900, expires 12/21/18	171	USD	49,590,000	444,600

Total options purchased (cost $1,245,554)	579,624
Total investments: 95.86% (cost $283,545,440)	294,406,561
Other assets in excess of liabilities: 4.14%	12,712,465
Net assets: 100.00%	$307,119,026

For a listing of defined portfolio acronyms, counterparty acronyms and currency type abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 88.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
155	EUR	EURO STOXX 50 Index Futures	September 2018	$6,279,318	$6,138,015	$(141,303)
106	HKD	Hang Seng Index Futures	July 2018	7,509,482	7,342,421	(167,061)
20	JPY	TOPIX Index Futures	September 2018	3,211,914	3,126,045	(85,869)
140	USD	MSCI Emerging Markets E-Mini Index Futures	September 2018	7,911,470	7,443,100	(468,370)
494	USD	Russell 1000 E-Mini Index Futures	September 2018	30,049,651	29,336,190	(713,461)
Interest rate futures buy contracts:
84	AUD	Australian Bond 10 Year Futures	September 2018	$7,943,502	$8,041,665	$98,163
323	CAD	Canada Government Bond 10 Year Futures	September 2018	32,756,007	33,588,659	832,652
46	GBP	United Kingdom Long Gilt Bond Futures	September 2018	7,368,193	7,470,791	102,598

UBS Global Allocation Fund

Portfolio of investments

June 30, 2018

Futures contracts—(Concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
77	USD	US Ultra Treasury Bond Futures	September 2018	$12,057,831	$12,286,312	$228,481
				$115,087,368	$114,773,198	$(314,170)
Index futures sell contracts:
24	CAD	S&P TSX 60 Index Futures	September 2018	$(3,497,320)	$(3,517,164)	$(19,844)
526	SEK	OMX 30 Index Futures	July 2018	(9,189,108)	(9,167,232)	21,876
211	USD	S&P 500 E-Mini Index Futures	September 2018	(29,422,794)	(28,712,880)	709,914
687	USD	SGX FTSE China A50 Index Futures	July 2018	(8,239,191)	(7,921,110)	318,081
Interest rate futures sell contracts:
188	EUR	German Euro Bund Futures	September 2018	$(35,305,257)	$(35,687,268)	$(382,011)
21	JPY	JGB MINI 10 Year Futures	September 2018	(2,857,851)	(2,861,075)	(3,224)
US Treasury futures sell contracts:
219	USD	US Treasury Note 2 Year Futures	September 2018	$(46,393,472)	$(46,390,360)	$3,112
				$(134,904,993)	$(134,257,089)	$647,904
						$333,734

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	USD	599,346	ILS	2,100,000	07/23/18	$(24,495)
CITI	CAD	20,005,000	USD	15,926,959	07/23/18	704,520
CITI	CNY	46,570,000	USD	7,254,459	07/23/18	228,213
CITI	GBP	5,565,000	USD	7,928,123	07/23/18	577,087
CITI	USD	13,818,795	MXN	252,530,000	07/23/18	(1,143,279)
CSI	USD	6,109,116	CNY	39,135,000	07/23/18	(204,625)
GSI	CHF	5,830,000	USD	6,070,495	07/23/18	173,572
GSI	CNY	11,420,000	USD	1,808,536	07/23/18	85,544
GSI	JPY	89,500,000	USD	831,361	07/23/18	21,910
GSI	NZD	14,630,000	USD	10,693,695	07/23/18	784,707
GSI	USD	10,403,448	COP	28,141,326,837	07/23/18	(810,351)
GSI	USD	1,731,950	INR	118,500,000	07/23/18	(6,430)
JPMCB	CLP	4,154,100,000	USD	6,980,390	07/23/18	622,287
JPMCB	INR	118,500,000	USD	1,797,361	07/23/18	71,841
JPMCB	USD	712,284	DKK	4,260,000	07/23/18	(43,550)
JPMCB	USD	1,363,874	EUR	1,155,000	07/23/18	(13,125)
JPMCB	USD	1,513,764	HKD	11,860,000	07/23/18	(1,750)
JPMCB	USD	4,309,350	JPY	459,200,000	07/23/18	(156,276)
JPMCB	USD	4,314,437	NOK	33,450,000	07/23/18	(204,026)
JPMCB	USD	1,765,746	SGD	2,310,000	07/23/18	(69,698)
MSCI	EUR	7,360,000	USD	9,165,297	07/23/18	557,927
MSCI	USD	6,663,057	SEK	55,680,000	07/23/18	(437,354)
						$712,649

UBS Global Allocation Fund

Portfolio of investments

June 30, 2018

Centrally cleared credit default swap agreements on credit indices—sell protection7

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[6]	Upfront payments made (received)	Value	Unrealized depreciation
CDX Emerging Markets Series 29 Index	USD	18,000	06/20/23	Quarterly	1.000%	$321,232	$(717,200)	$(395,968)
CDX North America Investment Grade 30 Index	USD	13,000	06/20/23	Quarterly	1.000	(228,437)	196,275	(32,162)
iTraxx Europe Series 29 Index	EUR	19,000	06/20/23	Quarterly	1.000	(481,579)	294,280	(187,299)
						$(388,784)	$(226,645)	$(615,429)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$83,906,999	$57,620,704	$—	$141,527,703
Non-US government obligations	—	17,808,292	—	17,808,292
U.S. treasury obligations	—	21,223,190	—	21,223,190
Exchange traded funds	28,894,281	—	—	28,894,281
Investment companies	21,964,938	—	—	21,964,938
Short-term investments	—	62,408,533	—	62,408,533
Options purchased	444,600	135,024	—	579,624
Futures contracts	1,974,920	339,957	—	2,314,877
Forward foreign currency contracts	—	3,827,608	—	3,827,608
Swap agreements	—	490,555	—	490,555
Total	$137,185,738	$163,853,863	$—	$301,039,601
Liabilities
Futures contracts	$(1,586,910)	$(394,233)	$—	$(1,981,143)
Forward foreign currency contracts	—	(3,114,959)	—	(3,114,959)
Swap agreements	—	(717,200)	—	(717,200)
Total	$(1,586,910)	$(4,226,392)	$—	$(5,813,302)

At June 30, 2018, $57,620,704 of foreign investments, $339,957 and $(394,233) of futures contracts were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures for foreign portfolio holdings as discussed in the Notes to financial statements.

UBS Global Allocation Fund

Portfolio of investments

June 30, 2018

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $3,463,964, represented 1.13% of the Fund's net assets at period end.

2  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

3  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

4  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 6/30/17	Purchases during the year ended 6/30/18	Sales during the year ended 6/30/18	Net realized gain during the year ended 6/30/18	Change in net unrealized appreciation (depreciation) during the year ended 6/30/18	Value 6/30/18	Net income earned from affiliate for the year ended 6/30/18	Shares 6/30/18
UBS Global Corporate Bond Relationship Fund	$51,581,219	$—	$52,322,531	$3,816,560	$(3,075,248)	$—	$—	—
UBS-HALO Emerging Markets Equity Relationship Fund	24,479,787	—	30,094,428	10,339,211	(4,724,570)	—	—	—
UBS Emerging Markets Equity Opportunity Fund	—	23,342,123	—	—	(1,377,185)	21,964,938	—	2,334,212
	$76,061,006	$23,342,123	$82,416,959	$14,155,771	$(9,177,003)	$21,964,938	$—

5  Rate shown is the discount rate at the date of purchase unless otherwise noted.

6  Payments made or received are based on the notional amount.

7  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

UBS Emerging Markets Equity Opportunity Fund

Portfolio performance

For the period from its inception on June 4, 2018 through June 30, 2018, Class P2 shares of UBS Emerging Markets Equity Opportunity Fund (the "Fund") returned -5.90%. The Fund's benchmark, the MSCI Emerging Markets Index (net) (the "Index"), returned -6.35%. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.

The Fund posted a negative return, but outperformed its benchmark during the short period from its inception through the end of June 2018. The Fund did not use derivatives during the reporting period.

Portfolio performance summary1

What worked:

•  The Fund's holdings in Banorte, a leading Mexican bank, contributed to performance over the reporting period. The stock was supported by improved market sentiments towards Andrés Manuel López Obrador as Mexico's new President-elect.

•  The Fund's position in HDFC Bank, one of Indian's leading bank, was also additive for results. The stock benefited from foreign inflows ahead of a regulatory change with respect to foreign ownership limit.

What didn't work:

•  The Fund's holdings in Samsung Electronics, Korea's multinational electronics company, detracted from performance over the period amid concerns around peaking memory prices. We continue to hold our position in the stock.

•  The Fund's position in Tal Education, a leading provider of education, was a headwind for returns. The stock declined on the back of an activist short seller's allegations of questionable accounting practices. We continue to hold our position in the stock.

This letter is intended to assist shareholders in understanding how the Fund performed during the period from the Fund's inception on June 4, 2018 through June 30, 2018. The views and opinions in the letter were current as of August 17, 2018. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Emerging Markets Equity Opportunity Fund

Average annual total returns for periods ended 06/30/18 (unaudited)

Inception[1]
Before deducting maximum sales charge
Class P2[2]	(5.90)%
MSCI Emerging Markets Index (net)[3]	(6.35)%

The annualized gross and net expense ratios, respectively, for each class of shares as in the May 25, 2018 prospectus are as follows: Class P2—1.41% and 0.41%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement, effective date of June 22, 2018, pursuant to which the Advisor has agreed to waive its management fees and administration fees, and to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) through the period ending October 29, 2019 do not exceed 0.40%. Pursuant to the expense limitation agreement, the Advisor is entitled to be reimbursed for any expenses it reimburses to the extent such reimbursement can be made during the three years following the date on which such expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the reimbursement, or (ii) at the time of the recoupment. The expense limitation agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the expense limitation agreement, however, the Advisor's three year recoupment rights will survive.

1  Inception date of Class P2 of UBS Emerging Markets Equity Opportunity Fund and the indices is June 4, 2018.

2  Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Emerging Markets Equity Opportunity Fund

Portfolio statistics—June 30, 2018 (unaudited)1

Top ten holdings

Percentage of net assets
Samsung Electronics Co. Ltd.	6.0%
Alibaba Group Holding Ltd., ADR	6.0
Tencent Holdings Ltd.	5.1
iShares MSCI India ETF	4.4
Naspers Ltd., N Shares	4.1
HDFC Bank Ltd., ADR	4.0
LG Household & Health Care Ltd.	3.8
SK Hynix, Inc.	3.5
Bank Mandiri Persero Tbk. PT	3.4
Mahindra & Mahindra Ltd., GDR	3.4
Total	43.7%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
South Korea	18.2%
Cayman Islands	17.0
China	10.1
India	7.3
Curacao	6.1
Total	58.7%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Emerging Markets Equity Opportunity Fund

Industry diversification—June 30, 2018 (unaudited)1,2

Common stocks	Percentage of net assets
Automobiles	5.94%
Banks	19.13
Beverages	1.76
Chemicals	2.10
Diversified consumer services	6.04
Insurance	2.94
Internet software & services	11.00
Media	4.12
Metals & mining	5.69
Oil, gas & consumable fuels	2.42
Paper & forest products	2.31
Personal products	3.84
Real estate management & development	1.60
Semiconductors & semiconductor equipment	4.65
Technology hardware, storage & peripherals	5.96
Total common stocks	79.50%
Preferred stocks	2.57
Exchange traded funds	4.43
Warrants	6.05
Short-term investments	48.80
Total investments	141.35%
Liabilities in excess of other assets	(41.35)
Net assets	100.00%

1  Figures represent the breakdown of direct investments of UBS Emerging Markets Equity Opportunity Fund. Figures would be different if a breakdown of the underlying investment companies and exchange traded funds was included.

2  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Emerging Markets Equity Opportunity Fund

Portfolio of investments

June 30, 2018

	Number of shares	Value
Common stocks: 79.50%
Bermuda: 2.57%
Brilliance China Automotive Holdings Ltd.	1,352,000	$2,425,770
Brazil: 2.90%
Vale SA	213,540	2,732,232
Cayman Islands: 17.04%
Alibaba Group Holding Ltd., ADR*	30,261	5,614,323
New Oriental Education & Technology Group, Inc., ADR	28,400	2,688,344
TAL Education Group, ADR*	81,800	3,010,240
Tencent Holdings Ltd.	94,900	4,765,439
Total Cayman Islands common stocks		16,078,346
China: 10.06%
China Construction Bank Corp., H Shares	3,273,000	2,994,929
China Vanke Co. Ltd., H Shares	432,200	1,507,288
Industrial & Commercial Bank of China Ltd., H Shares	2,971,000	2,215,891
Ping An Insurance Group Co. of China Ltd., H Shares	303,000	2,774,775
Total China common stocks		9,492,883
Hungary: 0.88%
OTP Bank PLC	22,854	825,148
India: 7.32%
HDFC Bank Ltd., ADR	35,500	3,728,210
Mahindra & Mahindra Ltd., GDR	243,684	3,180,076
Total India common stocks		6,908,286
Indonesia: 3.42%
Bank Mandiri Persero Tbk. PT	6,738,800	3,224,029
Mexico: 4.23%
Fomento Economico Mexicano SAB de CV	189,000	1,661,009
Grupo Financiero Banorte SAB de CV, Class O	396,000	2,328,515
Total Mexico common stocks		3,989,524
Russia: 5.31%
LUKOIL PJSC, ADR	33,052	2,278,274
Sberbank of Russia PJSC	787,419	2,735,154
Total Russia common stocks		5,013,428
South Africa: 4.12%
Naspers Ltd., N Shares	15,408	3,885,031
South Korea: 18.20%
LG Household & Health Care Ltd.	2,892	3,623,884
Lotte Chemical Corp.	6,362	1,983,234
POSCO	8,937	2,636,949
Samsung Electronics Co. Ltd.	134,328	5,626,941
SK Hynix, Inc.	43,043	3,303,947
Total South Korea common stocks		17,174,955
	Number of shares	Value
Taiwan: 1.14%
Taiwan Semiconductor Manufacturing Co. Ltd.	152,000	$1,079,363
United Kingdom: 2.31%
Mondi PLC	80,822	2,180,422
Total common stocks (cost $75,450,607)		75,009,417
Preferred stocks: 2.57%
Brazil: 2.57%
Banco Bradesco SA (cost $2,402,020)	349,400	2,425,043
Exchange traded funds: 4.43%
iShares MSCI India ETF (cost $4,145,720)	125,614	4,181,690
	Number of warrants
Warrants: 6.05%
Curacao: 6.05%
Kweichow Moutai Co. Ltd.*	26,800	2,967,269
Hangzhou Hikvision Digital Technology Co. Ltd.*	487,063	2,734,372
Total warrants (cost $5,796,677)		5,701,641
	Number of shares
Short-term investments: 48.80%
Investment companies: 48.80%
State Street Institutional U.S. Government Money Market Fund (cost $46,040,533)	46,040,533	46,040,533
Total investments: 141.35% (cost $133,835,557)		133,358,324
Liabilities in excess of other assets: (41.35)%		(39,009,485)
Net assets: 100.00%		$94,348,839

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 88.

UBS Emerging Markets Equity Opportunity Fund

Portfolio of investments

June 30, 2018

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$29,956,377	$45,053,040	$—	$75,009,417
Preferred stocks	2,425,043	—	—	2,425,043
Exchange traded funds	4,181,690	—	—	4,181,690
Warrants	5,701,641	—	—	5,701,641
Short-term investments	—	46,040,533	—	46,040,533
Total	$42,264,751	$91,093,573	$—	$133,358,324

At June 30, 2018, $45,053,040 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures for foreign portfolio holdings as discussed in the Notes to financial statements.

Portfolio footnote

*  Non-income producing security.

See accompanying notes to financial statements.

UBS International Sustainable Equity Fund

Portfolio performance

For the 12 months ended June 30, 2018, Class A shares of UBS International Sustainable Equity Fund (the "Fund") gained 7.67% (Class A shares returned 1.72% after the deduction of the maximum sales charge), while Class P shares returned 7.94%. The Fund's benchmark, the MSCI World Free ex USA Index (net) (the "Index"), returned 7.04%. (Class P shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 44; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a solid absolute return and outperformed its benchmark during the reporting period. This was driven by a combination of strong stock selection and sector allocation. The Fund did not use derivatives during the reporting period.

Portfolio performance summary1

What worked:

•  Stock selection in the health care, energy and materials sectors contributed the most to performance.

•  Sino Biopharmaceutical is a Hong Kong-based manufacturer of biopharmaceutical products for the treatment of ophthalmic, hepatitis B, cardiovascular disease and diabetes, along with modern Chinese medicines. The company has a robust pipeline of 30 to 40 drugs that are likely to receive China Food & Drug Administration approval in 2018 and 2019. Several of these are potential blockbuster drugs, including HIV treatment and breast cancer biosimilars (Herceptin). The company experienced strong revenues, driven by organic growth, coupled with robust net profit growth. Rising sales of its new blockbuster anti-cancer drug Anlotinib and its new generic Hepatitis B treatment Entecavir are expected to deliver solid future growth.

•  Ping An Insurance is a China-based insurer and provider of financial services, such as wealth management and credit card services. The company is increasing its footprint in Asia, reaching 166 million customers. Ping An is growing rapidly due to an estimated 20% increase in demand for insurance from China's growing middle class. Its share price rose sharply in the second half of 2017, as tighter monetary conditions led to higher interest rates and investor sentiment for the company's financials improved.

•  Santos Limited is a gas producer with operations in Australia, Papua New Guinea, Malaysia, Indonesia and Vietnam. Its share price rose after Harbour Energy made an all cash offer to purchase 100% of the company in April 2018, which subsequently increased from an initial $4.98/share to $5.21 per share. However, management and Santos' Board rejected the offer. Rising Brent oil price improved Santos' performance and free cash flow generation.

•  From a sector allocation perspective, an average overweight to the information technology and average underweight to the financials sectors contributed to relative performance.

What didn't work:

•  Stock selection in the industrials and consumer discretionary sectors detracted from performance during the reporting period.

•  Capita provides technology and back office support solutions for businesses and public services. The company continued to struggle in a weak outsourcing environment in the UK. Despite a long courtship, the company was not contracted by a large organization to manage its call centers. This was a significant setback to the company's previous guidance issued in January 2018, which assumed flat sales growth and a large award. Pressure on public spending, Brexit uncertainties, coupled with capital allocation issues, led us to eliminate our position in the stock during the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS International Sustainable Equity Fund

•  A.P. Moller—Maersk engages in shipping, energy, transportation, offshore drilling and retail activities. Its share price continued to fall due to growing concerns that the company was gaining market share by lowering its rates. Overcapacity continues to be a challenge as the global top 10 carriers increased their total capacity by almost 10% in the first quarter of 2018, due largely to excess chartered capacity. Maersk Line, the company's global container division, substantially reduced its chartered capacity toward the end of first quarter, indicating that the second might bring improved results. We continue to hold our position in the stock.

•  Nordea Bank engages in the provision of commercial banking services, life insurance, investment advice and funds. Its share price weakened due to lower than expected third quarter 2017 results and, at the beginning 2018, due to political uncertainty in Italy that triggered a sharp selloff in the financials sector. We continue to hold our position in the stock.

•  In terms of sector allocation, an average underweight to consumer discretionary and an average overweight energy were modest detractors from relative performance.

Portfolio highlights

•  Santos engages in the exploration, development, transportation and marketing of natural gas in Australia and Papua New Guinea, and has a significant liquid natural gas (LNG) business. Increasing Chinese demand for cleaner natural gas should continue to increased LNG demand and ultimately lead to higher prices. Chinese LNG demand in January 2018 was up 50% year-over-year from a very strong base. In our view, natural gas production is likely to increase due to a recent surge in Australian natural gas prices given tight supplies and strong demand in Western Australia.

•  Ashtead is a U.K. provider of equipment rentals to the construction and industrials sectors, with the majority of its sales in the US. The company has doubled its market share over the past decade, growing at a significantly higher pace than the overall market in the fragmented, but consolidating US tool hire market. As the US market continues to move from equipment ownership to rental, Ashtead is expected to continue growing in the coming years, which is not fully reflected in its current share price. Compared with smaller competitors, Ashtead benefits from better buying power, fleet availability, technology and the ability to share equipment between branches, all of which boost its resource and energy efficiency. In addition, the company is very successful at both geographic expansion and increasing local market strength, with "clusters" of stores.

•  During the reporting period, we initiated several new positions, including Takeda Pharmaceutical, Otsuka, Hino, Brambles and Lanxess. We sold the Fund's positions in Credit Agricole, Infosys, Canon, Capita and Aviva.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2018. The views and opinions in the letter were current as of August 17, 2018. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS International Sustainable Equity Fund

Average annual total returns for periods ended 06/30/18 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	7.67%	7.87%	3.75%
Class C2	6.89	7.06	2.98
Class P3	7.94	8.12	4.00
After deducting maximum sales charge
Class A1	1.72%	6.65%	3.16%
Class C2	5.89	7.06	2.98
MSCI World ex USA Index (net)[4]	7.04	6.23	2.63

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 27, 2017 prospectuses were as follows: Class A—2.25% and 1.25%; Class C—3.11% and 2.00%; Class P—2.06% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Asset Management (Americas) Inc., the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% for Class A shares, 2.00% for Class C shares and 1.00% for Class P shares. This fee waiver and expense arrangement may only be amended or terminated by shareholders.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI World ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS International Sustainable Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following graph depicts the performance of UBS International Sustainable Equity Fund Class A and Class P shares versus the MSCI World Free ex USA Index (net) over the 10 years ended June 30, 2018. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS International Sustainable Equity Fund Class A vs. MSCI World ex USA Index (net)

Wealth value with dividends reinvested. Initial investment for Class A Shares as of June 30, 2008 = $9,450

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.5%.

UBS International Sustainable Equity Fund Class P vs. MSCI World ex USA Index (net)

Wealth value with dividends reinvested. Initial investment for Class P shares as of June 30, 2008 = $5,000,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS International Sustainable Equity Fund

Portfolio statistics and industry diversification—June 30, 2018 (unaudited)1

Top ten holdings

Percentage of net assets
Santos Ltd.	2.7%
Ashtead Group PLC	2.6
Statoil ASA	2.6
Zurich Insurance Group AG	2.6
Koninklijke DSM NV	2.5
Shire PLC	2.5
Carl Zeiss Meditec AG	2.4
Prudential PLC	2.4
Bank Central Asia Tbk. PT	2.3
Unilever NV CVA	2.3
Total	24.9%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
Japan	17.6%
United Kingdom	15.8
Germany	10.5
Netherlands	9.8
Australia	6.4
Total	60.1%
Common stocks	Percentage of net assets
Airlines	1.95%
Auto components	2.18
Automobiles	0.91
Banks	11.49
Biotechnology	2.45
Building products	1.29
Chemicals	8.65
Commercial services & supplies	1.64
Diversified telecommunication services	2.01
Electrical equipment	1.45
Electronic equipment, instruments & components	0.97
Energy equipment & services	1.43
Equity real estate investment trusts	2.14
Food & staples retailing	0.86
Food products	1.19
Health care equipment & supplies	2.41
Household products	1.02
Insurance	8.18
IT services	1.08
Machinery	8.11
Marine	1.26
Oil, gas & consumable fuels	6.55
Personal products	3.99
Pharmaceuticals	6.11
Real estate management & development	1.29
Semiconductors & semiconductor equipment	4.68
Software	5.26
Trading companies & distributors	2.63
Water utilities	0.60
Wireless telecommunication services	1.83
Total common stocks	95.61%
Preferred stocks	0.97
Short-term investments	2.99
Total investments	99.57%
Other assets in excess of liabilities	0.43
Net assets	100.00%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS International Sustainable Equity Fund

Portfolio of investments

June 30, 2018

	Number of shares	Value
Common stocks: 95.61%
Australia: 6.43%
Brambles Ltd.	191,454	$1,256,946
Mirvac Group, REIT	1,024,940	1,645,038
Santos Ltd.*	440,783	2,041,550
Total Australia common stocks		4,943,534
Brazil: 0.60%
Cia de Saneamento Basico do Estado de Sao Paulo	76,500	459,701
Canada: 1.08%
Magna International, Inc.	14,254	829,012
Cayman Islands: 2.01%
Sino Biopharmaceutical Ltd.	1,009,000	1,540,951
China: 1.70%
Ping An Insurance Group Co. of China Ltd., H Shares	143,000	1,309,547
Curacao: 1.43%
Schlumberger Ltd.	16,389	1,098,555
Denmark: 2.78%
AP Moller: Maersk A/S, Class B	783	968,649
Novo Nordisk A/S, Class B	25,195	1,163,771
Total Denmark common stocks		2,132,420
France: 3.98%
Sanofi	13,725	1,101,562
Schneider Electric SE	13,369	1,111,856
Valeo SA	15,521	846,260
Total France common stocks		3,059,678
Germany: 9.55%
Bayerische Motoren Werke AG	7,761	701,536
Carl Zeiss Meditec AG	27,188	1,855,139
Deutsche Telekom AG (Registered)	44,728	691,244
Infineon Technologies AG	50,122	1,273,164
KION Group AG	6,432	461,685
LANXESS AG	10,159	789,820
SAP SE	13,556	1,564,602
Total Germany common stocks		7,337,190
Hong Kong: 1.29%
Sun Hung Kai Properties Ltd.	66,000	994,352
India: 2.28%
Axis Bank Ltd., GDR[1]	21,920	816,817
ICICI Bank Ltd., ADR	116,090	932,203
Total India common stocks		1,749,020
Indonesia: 2.32%
Bank Central Asia Tbk. PT	1,194,400	1,783,752
Italy: 1.43%
Mediobanca Banca di Credito Finanziario SpA	118,381	1,095,027
Japan: 17.56%
Hino Motors Ltd.	65,300	696,312
Kao Corp.	17,100	1,303,389
	Number of shares	Value
KDDI Corp.	51,500	$1,408,262
Kubota Corp.	76,900	1,206,940
Makita Corp.	18,700	836,508
Nabtesco Corp.	21,000	645,223
Nintendo Co. Ltd.	4,100	1,338,359
Otsuka Corp.	21,100	826,009
Shin-Etsu Chemical Co. Ltd.	11,400	1,013,100
Sumitomo Mitsui Financial Group, Inc.	43,200	1,685,059
Takeda Pharmaceutical Co. Ltd.	21,200	891,843
THK Co. Ltd.	30,100	859,407
Unicharm Corp.	26,000	781,670
Total Japan common stocks		13,492,081
Jersey: 2.45%
Shire PLC	33,418	1,882,732
Netherlands: 9.82%
ASML Holding NV	7,822	1,547,854
Koninklijke Ahold Delhaize NV	27,706	661,552
Koninklijke DSM NV	19,018	1,902,542
LyondellBasell Industries NV, Class A	15,222	1,672,137
Unilever NV CVA	31,666	1,764,333
Total Netherlands common stocks		7,548,418
Norway: 3.72%
Equinor ASA	75,705	2,001,833
Telenor ASA	41,813	856,351
Total Norway common stocks		2,858,184
South Korea: 1.01%
SK Hynix, Inc.	10,114	776,343
Spain: 1.52%
Banco Bilbao Vizcaya Argentaria SA	165,109	1,164,442
Sweden: 3.04%
Assa Abloy AB, Class B	46,692	990,412
Nordea Bank AB	140,549	1,348,228
Total Sweden common stocks		2,338,640
Switzerland: 2.58%
Zurich Insurance Group AG	6,716	1,986,122
Taiwan: 1.19%
Uni-President Enterprises Corp.	362,000	917,606
United Kingdom: 15.84%
Aon PLC	8,400	1,152,228
Ashtead Group PLC	67,738	2,017,192
Croda International PLC	20,073	1,268,155
easyJet PLC	67,990	1,495,773
Prudential PLC	80,506	1,835,241
Spectris PLC	21,631	743,206
The Sage Group PLC	138,189	1,141,329
The Weir Group PLC	58,076	1,525,206
Tullow Oil PLC*	308,429	992,413
Total United Kingdom common stocks		12,170,743
Total common stocks (cost $72,782,814)		73,468,050

UBS International Sustainable Equity Fund

Portfolio of investments

June 30, 2018

	Number of shares	Value
Preferred stocks: 0.97%
Germany: 0.97%
Jungheinrich AG (cost $767,307)	20,132	$744,225
Short-term investments: 2.99%
Investment companies: 2.99%
State Street Institutional U.S. Government Money Market Fund (cost $2,295,392)	2,295,392	2,295,392
Total investments: 99.57% (cost $75,845,513)		76,507,667
Other assets in excess of liabilities: 0.43%		331,721
Net assets: 100.00%		$76,839,388

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 88.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$6,483,154	$66,984,896	$—	$73,468,050
Preferred stocks	—	744,225	—	744,225
Short-term investments	—	2,295,392	—	2,295,392
Total	$6,483,154	$70,024,513	$—	$76,507,667

At June 30, 2018, $67,729,121 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures for foreign portfolio holdings as discussed in the Notes to financial statements.

Portfolio footnotes

*  Non-income producing security.

1  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the 12 months ended June 30, 2018, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 26.17% (Class A shares returned 19.22% after the deduction of the maximum sales charge), while Class P shares returned 26.50%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned 21.86% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 52; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index primarily due to stock selection decisions. The Fund did not use derivatives during the reporting period.

Portfolio performance summary1

What worked:

•  ABIOMED was the Fund's top-performing stock during the 12 months ended June 30, 2018.

•  ABIOMED is a provider of heart support and recovery technologies. The company's shares rose on investor optimism regarding its continued penetration of both the protected percutaneous coronary intervention (PCI) and cardiogenic shock markets.

•  Several information technology stocks had a positive impact on relative performance.

•  MuleSoft, a provider of integration software that enables customers to connect their applications, outperformed after Salesforce.com announced a definitive agreement to acquire MuleSoft for $6.5 billion. The deal offered $36 in cash and 0.0711 share of Salesforce.com common stock for each share of MuleSoft. We sold the Fund's position after the acquisition.

•  Varonis Systems is a designer and developer of data security and software solutions. Its stock price increased after the company reported sales and earnings ahead of expectations. Varonis continues to benefit from the implementation of General Data Protection Regulations (GDPR) in the European Union. The company's solutions can help organizations prevent breaches by discovering and protecting data. (For details, see "Portfolio highlights.")

•  Stock selection in the health care sector benefited performance during the 12 months.

•  Tabula Rasa Healthcare, a designer and developer of cloud-based healthcare software solutions, saw its shares rise after reporting sales and earnings ahead of expectations. The market responded positively to the company's potential to sell its proprietary software into health plans and at-risk providers. Tabula Rasa continues to gain traction in multiple markets for its product offering. (For details, see "Portfolio highlights.")

•  Stock selection within consumer discretionary contributed to performance.

•  Chegg, a provider of an online educational platform, contributed positively to Fund performance. During the period, the company reported better than expected sales and earnings, and raised its annual guidance for fiscal year 2018. (For details, see "Portfolio highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Small Cap Growth Fund

What didn't work:

•  Certain healthcare stocks detracted from relative performance during the 12 months ended June 30, 2018.

•  Acadia Healthcare, an operator of a network of behavioral health centers, underperformed after reporting disappointing quarterly earnings driven by softness in volumes in the UK market alongside increased labor costs. We sold out of the stock during the reporting period.

•  Evolent Health, a provider of a platform of services designed to help clients migrate to value-based payment models, underperformed during the period. We believe that Evolent will benefit from its new partnerships with three Florida health plans in five Medicaid regions to provide health plan administration and operational services. We continue to hold our position in the stock. (For details, see "Portfolio highlights.")

•  Shares of Tenet Healthcare declined over uncertainty about succession plans after CEO Trevor Fetter announced he would be stepping down and the firm changing its composition of board members. In light of this and concerns over patient volume growth, increasing uncompensated care, and high leverage, we sold our position in Tenet.

•  Other stock selection decisions made a negative contribution to relative returns.

•  Spirit Airlines saw its shares decline on fears regarding a fare war with United Airlines, as well as potential labor issues with its pilots union. We continue to hold our position in the stock. (For details, see "Portfolio highlights.")

•  MaxLinear is a fabless provider of mixed-signal solutions for broadband communications and the wired/wireless infrastructure markets. The stock underperformed after the company reported first quarter revenue that missed consensus due to weakness in connected home applications, continued softness in infrastructure, and lower industrial revenue. We continue to hold our position in the stock.

• Stock selection in the industrials sector also detracted during the 12 months.

Portfolio highlights

•  Varonis Systems is a provider of software solutions that protect data from insider threats and cyberattacks. Its data security platform allows companies to analyze, secure, manage, and migrate their volumes of sensitive unstructured data. We believe that growth will come from broadening the customer base, sales capacity expansion, international penetration, and upsells.

•  Tabula Rasa Healthcare is a proprietary, cloud-based technology suite that aims to reduce adverse drug events (ADEs) through clinical decision support tools, risk alerts, e-prescribing, real-time messaging and advanced precision dosing functionality. The company has developed a proprietary Medication Risk Management (MRM) Matrix, which personalizes the medicine regime for each patient by using scientific research and proprietary algorithms to combine patient-specific data (clinical, lab, genomic, Rx) with pharmacokinetic and pharmacodynamics science.

•  Chegg is a leading connected learning platform that seeks to improve student outcomes. The company operates an integrated platform of educational services that is online, on-demand, personalized, adaptive, affordable, and backed up by human help. It is transitioning from a capital intensive textbook rental company to a digital student services platform, and we believe that EBITDA will ramp up as this transition progresses.

UBS U.S. Small Cap Growth Fund

•  Evolent Health's platform allows healthcare providers to migrate from fee-for-service reimbursement to value-based payment models that reward quality and cost-effective care. We believe Evolent's growth will come from several factors, including embedded growth in existing covered populations, partners expanding into new lines of value-based care, and partners utilizing additional capabilities. The company should also benefit from its target of five to seven new clients per year. Evolent appears well-positioned to capitalize on the expansion of Medicare and Medicaid. The company is expanding its platform offerings and considering potential acquisitions.

•  Spirit Airlines is an ultra low cost carrier that operates multiple daily flights to an increasing list of destinations. The company went public in 2011, eliminated all debt, and is now one of the most profitable US airlines. Spirit has a cost per available seat mile (CASM) advantage over Southwest, JetBlue and the legacy carriers. The airline sets prices below prevailing fares in a market and makes up the difference with higher-margined ancillary revenues that are well above those generated by other airlines. In addition, the dramatically lower base fare tends to increase traffic relative to competitors on any given route. Given its attractive operating model, the company has been aggressively increasing fleet capacity and adding new destinations.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2018. The views and opinions in the letter were current as of August 15, 2018. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 06/30/18 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	26.17%	13.47%	10.97%
Class C2	25.30%	12.62%	10.15%
Class P3	26.50%	13.77%	11.26%
After deducting maximum sales charge
Class A1	19.22%	12.19%	10.35%
Class C2	24.38%	12.62%	10.15%
Russell 2000 Growth Index[4]	21.86%	13.65%	11.24%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 27, 2017 prospectuses were as follows: Class A—1.57% and 1.25%; Class C—2.30% and 2.00%; Class P—1.23% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 29, 2018, do not exceed 1.24% for Class A shares, 1.99% for Class C shares and 0.99% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement, or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Small Cap Growth Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS U.S. Small Cap Growth Fund Class A and Class P versus the Russell 2000 Growth Index over the 10 years ended June 30, 2018. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Small Cap Growth Fund Class A vs. Russell 2000 Growth Index

Wealth value with dividends reinvested. Initial investment for Class A Shares as of June 30, 2008 = $9,450

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.5%.

UBS U.S. Small Cap Growth Fund Class P vs. Russell 2000 Growth Index

Wealth value with dividends reinvested. Initial investment for Class P shares as of June 30, 2008 = $5,000,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Small Cap Growth Fund

Portfolio statistics—June 30, 2018 (unaudited)1

Top ten holdings

Percentage of net assets
Wix.com Ltd.	2.7%
Varonis Systems, Inc.	2.1
Chegg, Inc.	2.1
Tabula Rasa HealthCare, Inc.	1.9
8x8, Inc.	1.8
Teladoc, Inc.	1.8
Ligand Pharmaceuticals, Inc.	1.8
Boise Cascade Co.	1.6
Alteryx Inc., Class A	1.6
Proofpoint, Inc.	1.6
Total	19.0%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	92.5%
Israel	2.6
Jersey	2.6
Ireland	1.4
Netherlands	0.9
Total	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Small Cap Growth Fund

Industry diversification—June 30, 2018 (unaudited)1

Common stocks	Percentage of net assets
Aerospace & defense	0.94%
Airlines	0.74
Auto components	1.06
Banks	6.33
Biotechnology	9.84
Building products	0.84
Chemicals	1.29
Construction & engineering	1.32
Construction materials	1.24
Diversified consumer services	3.49
Electrical equipment	2.33
Electronic equipment, instruments & components	1.40
Energy equipment & services	0.35
Equity real estate investment trusts	0.81
Food & staples retailing	1.53
Health care equipment & supplies	6.26
Health care technology	6.12
Hotels, restaurants & leisure	4.07
Household durables	1.17
Internet software & services	7.57
Life sciences tools & services	0.50
Machinery	4.61
Multiline retail	1.36
Oil, gas & consumable fuels	0.93
Paper & forest products	1.63
Pharmaceuticals	3.58
Professional services	1.78
Road & rail	2.32
Semiconductors & semiconductor equipment	4.42
Software	10.52
Specialty retail	2.24
Technology hardware, storage & peripherals	1.39
Textiles, apparel & luxury goods	1.30
Thrifts & mortgage finance	0.89
Trading companies & distributors	0.64
Total common stocks	96.81%
Exchange traded funds	1.28
Short-term investments	4.50
Total investments	102.59%
Liabilities in excess of other assets	(2.59)
Net assets	100.00%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2018

	Number of shares	Value
Common stocks: 96.81%
Aerospace & defense: 0.94%
Mercury Systems, Inc.*	29,280	$1,114,397
Airlines: 0.74%
Spirit Airlines, Inc.*	24,132	877,198
Auto components: 1.06%
Visteon Corp.*	9,738	1,258,539
Banks: 6.33%
BankUnited, Inc.	27,882	1,138,980
Columbia Banking System, Inc.	30,194	1,234,935
FB Financial Corp.	9,874	402,069
National Bank Holdings Corp., Class A	38,743	1,495,092
Origin Bancorp, Inc.	6,800	278,392
South State Corp.	14,294	1,232,857
Webster Financial Corp.	27,458	1,749,075
		7,531,400
Biotechnology: 9.84%
Adamas Pharmaceuticals, Inc.*	25,443	657,193
AnaptysBio, Inc.*	10,862	771,636
Array BioPharma, Inc.*	52,792	885,850
Avrobio, Inc.*	14,100	402,696
Bluebird Bio, Inc.*	2,918	457,980
Blueprint Medicines Corp.*	12,701	806,259
Clovis Oncology, Inc.*	7,937	360,895
Editas Medicine, Inc.*	21,597	773,820
Exact Sciences Corp.*	30,920	1,848,707
Ligand Pharmaceuticals, Inc.*	10,086	2,089,517
Loxo Oncology, Inc.*	7,299	1,266,231
NuCana PLC, ADR*	30,500	579,500
Translate Bio, Inc.*	5,000	63,250
Voyager Therapeutics, Inc.*	38,140	745,256
		11,708,790
Building products: 0.84%
JELD-WEN Holding, Inc.*	34,932	998,706
Chemicals: 1.29%
Ferro Corp.*	32,536	678,376
Ingevity Corp.*	10,625	859,137
		1,537,513
Construction & engineering: 1.32%
EMCOR Group, Inc.	20,674	1,574,945
Construction materials: 1.24%
Summit Materials, Inc., Class A*	56,306	1,478,032
Diversified consumer services: 3.49%
Chegg, Inc.*	87,661	2,436,099
Grand Canyon Education, Inc.*	15,338	1,711,874
		4,147,973
	Number of shares	Value
Electrical equipment: 2.33%
Generac Holdings, Inc.*	30,185	$1,561,470
Regal Beloit Corp.	14,829	1,213,012
		2,774,482
Electronic equipment, instruments & components: 1.40%
Orbotech Ltd.*	27,000	1,668,600
Energy equipment & services: 0.35%
Patterson-UTI Energy, Inc.	22,901	412,218
Equity real estate investment trusts: 0.81%
Education Realty Trust, Inc.	23,200	962,800
Food & staples retailing: 1.53%
Performance Food Group Co.*	49,697	1,823,880
Health care equipment & supplies: 6.26%
ABIOMED, Inc.*	3,258	1,332,685
Insulet Corp.*	7,181	615,412
Novocure Ltd.*	43,950	1,375,635
Sientra, Inc.*	73,714	1,438,160
Tactile Systems Technology, Inc.*	30,568	1,589,536
Wright Medical Group NV*	41,950	1,089,022
		7,440,450
Health care technology: 6.12%
Evolent Health, Inc., Class A*	78,243	1,647,015
Tabula Rasa HealthCare, Inc.*	36,042	2,300,561
Teladoc, Inc.*	36,971	2,146,167
Vocera Communications, Inc.*	39,790	1,189,323
		7,283,066
Hotels, restaurants & leisure: 4.07%
Dave & Buster's Entertainment, Inc.*	13,639	649,217
Del Taco Restaurants, Inc.*	68,545	971,968
Planet Fitness, Inc., Class A*	35,836	1,574,634
Shake Shack, Inc., Class A*	24,818	1,642,455
		4,838,274
Household durables: 1.17%
Century Communities, Inc.*	44,089	1,391,008
Internet software & services: 7.57%
Alteryx Inc., Class A*	49,667	1,895,293
DocuSign, Inc.*	5,600	296,520
LogMeIn, Inc.	11,328	1,169,616
Mimecast Ltd.*	41,800	1,722,578
Twilio, Inc., Class A*	13,802	773,188
Wix.com Ltd.*	31,382	3,147,614
		9,004,809
Life sciences tools & services: 0.50%
Charles River Laboratories International, Inc.*	5,337	599,132
Machinery: 4.61%
Chart Industries, Inc.*	23,359	1,440,783
Kadant, Inc.	14,530	1,397,059
Kennametal, Inc.	30,045	1,078,616

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2018

	Number of shares	Value
Common stocks—(Concluded)
Machinery—(Concluded)
REV Group, Inc.	28,470	$484,275
Woodward, Inc.	14,092	1,083,111
		5,483,844
Multiline retail: 1.36%
Ollie's Bargain Outlet Holdings, Inc.*	22,293	1,616,242
Oil, gas & consumable fuels: 0.93%
Callon Petroleum Co.*	49,462	531,222
Matador Resources Co.*	19,168	575,998
		1,107,220
Paper & forest products: 1.63%
Boise Cascade Co.	43,351	1,937,790
Pharmaceuticals: 3.58%
Aerie Pharmaceuticals, Inc.*	9,480	640,374
Amphastar Pharmaceuticals, Inc.*	35,270	538,220
Cymabay Therapeutics, Inc.*	63,264	849,003
Nektar Therapeutics*	11,723	572,434
Supernus Pharmaceuticals, Inc.*	16,968	1,015,535
WaVe Life Sciences Ltd.*	16,690	638,392
		4,253,958
Professional services: 1.78%
ASGN, Inc.*	15,514	1,213,040
WageWorks, Inc.*	18,029	901,450
		2,114,490
Road & rail: 2.32%
Saia, Inc.*	16,895	1,365,961
Werner Enterprises, Inc.	37,179	1,396,071
		2,762,032
Semiconductors & semiconductor equipment: 4.42%
MaxLinear, Inc.*	51,708	806,128
Monolithic Power Systems, Inc.	9,614	1,285,103
Semtech Corp.*	31,915	1,501,601
Universal Display Corp.	19,391	1,667,626
		5,260,458
	Number of shares	Value
Software: 10.52%
8x8, Inc.*	108,220	$2,169,811
Carbon Black, Inc.*	5,700	148,200
ForeScout Technologies, Inc.*	22,300	763,998
Paycom Software, Inc.*	13,963	1,379,963
Pluralsight, Inc., Class A*	6,800	166,260
Proofpoint, Inc.*	16,044	1,850,034
SailPoint Technologies Holding, Inc.*	44,270	1,086,386
Talend SA ADR*	13,500	840,780
Upland Software, Inc.*	46,235	1,589,097
Varonis Systems, Inc.*	33,786	2,517,057
		12,511,586
Specialty retail: 2.24%
Dick's Sporting Goods, Inc.	44,517	1,569,224
The Children's Place, Inc.	9,072	1,095,898
		2,665,122
Technology hardware, storage & peripherals: 1.39%
USA Technologies, Inc.*	118,388	1,657,432
Textiles, apparel & luxury goods: 1.30%
Steven Madden Ltd.	29,061	1,543,139
Thrifts & mortgage finance: 0.89%
Essent Group Ltd.*	29,382	1,052,463
Trading companies & distributors: 0.64%
Beacon Roofing Supply, Inc.*	17,951	765,072
Total common stocks (cost $84,031,362)		115,157,060
Exchange traded funds: 1.28%
iShares Russell 2000 Growth ETF (cost $1,532,066)	7,450	1,522,259
Short-term investments: 4.50%
Investment companies: 4.50%
State Street Institutional U.S. Government Money Market Fund (cost $5,356,193)	5,356,193	5,356,193
Total investments: 102.59% (cost $90,919,621)		122,035,512
Liabilities in excess of other assets: (2.59)%		(3,075,172)
Net assets: 100.00%		$118,960,340

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 88.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2018

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$115,157,060	$—	$—	$115,157,060
Exchange traded funds	1,522,259	—	—	1,522,259
Short-term investments	—	5,356,193	—	5,356,193
Total	$116,679,319	$5,356,193	$—	$122,035,512

At June 30, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnote

*  Non-income producing security.

See accompanying notes to financial statements.

UBS U.S. Sustainable Equity Fund
(formerly, UBS U.S. Large Cap Equity Fund)

Portfolio performance

For the 12 months ended June 30, 2018, Class A shares of UBS U.S. Sustainable Equity Fund (the "Fund") returned 10.79% (Class A shares returned 4.69% after the deduction of the maximum sales charge), while Class P shares returned 11.08%. The Fund's benchmark, the S&P 500 Index (the "Index"), returned 14.37% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 62; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

In October 2017, the Fund was repositioned from the U.S. Large Cap Equity strategy to the U.S. Sustainable Equity strategy. Due to the timing, the repositioning has created a temporary headwind for performance.

Security selection within the health care and consumer discretionary sectors was a significant detractor from Fund returns, while selection in financials and materials contributed to performance. The Fund did not use derivatives during the reporting period.

Portfolio performance summary1

What worked:

•  Micron Technology was the largest contributor to returns during the 12 months ended June 30, 2018.

•  The company's outperformance was driven by strong earnings and its positive outlook, both of which indicated continued strength in semiconductor memory pricing (DRAM and NAND). We continue to be optimistic regarding Micron's future profitability and the overall health of the industry. (For details, see "Portfolio highlights.")

•  The Fund benefited from other successful holdings in the information technology sector.

•  The share price of Salesforce.com rallied after the company released quarterly earnings that exceeded expectations, and raised guidance for the year. The results reflected strength across all of the company's products and geographies as the momentum in the customer relationship management (CRM) market continues. We expect Salesforce to continue its leadership in software as a service (SaaS) and the cloud.

•  Several stock selection decisions contributed positively to Fund performance.

•  TJX Companies traded higher after announcing quarterly earnings above expectations due to better than expected same-store sales and gross margins. The results demonstrated the ability of TJX's off-price business model to gain market share despite heightened competitive pressures. (For details, see "Portfolio highlights.")

•  Alnylam Pharmaceuticals made a positive contribution to Fund performance. The company's share price rose after Alnylam released new data on Patisiran, its lead RNA-silencing drug. The implications of the study go beyond the treatment of a rare form of amyloidosis, potentially impacting treatments for other diseases the company is attempting to cure.

•  Stock selection in the financial sector had a positive impact on relative performance during the period.

•  Voya Financial's share price rallied in December 2017 following an agreement to transfer the bulk of its ongoing and "closed-block" annuity operations to two financial sponsors. Post-deal, VOYA's balance sheet and consolidated income statement should be more exposed to the higher-margin businesses that do not require the same level of ongoing capital support, such as group insurance, asset management, and retirement planning services. (For details, see "Portfolio highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Sustainable Equity Fund
(formerly, UBS U.S. Large Cap Equity Fund)

What didn't work:

•  Stock selection in the consumer discretionary sector detracted from Fund returns.

•  Newell Brands was the top detractor from Fund performance during the 12 months ended June 30, 2018. Its share price declined after the company announced quarterly earnings below expectations. Although the company reduced guidance for 2018, we expect the price to rise based on progress Newell has made with its divestiture plan and the simplification of the business. We believe the company's brands have equity, and we look forward to the innovations the company plans to introduce as part of its future product lines. We continue to hold the stock.

•  Certain stocks made a negative contribution to performance during the reporting period.

•  Johnson Controls was partially a turnaround story, with new management and an improved outlook for free cash flow. We exited the position over concerns that execution would take longer than expected.

•  Western Digital detracted from performance during the 12-month period. The company underperformed due to continuing debate about the competitive state of the flash memory industry, the near-term prognosis for memory prices, and the potential impact of tariffs. We remain optimistic about future profitability and the overall health of the semiconductor memory industry, and we continue to hold Western Digital. (For details, see "Portfolio highlights.")

•  The health care and consumer staples sectors hindered relative returns.

•  Allergan's share price declined during the period due to investor disappointment over several factors. Management lowered earnings expectations for several legacy brands in the second half of 2017. The stock came under pressure in early 2018 after Mylan announced a plan to introduce a competitor to Botox. In addition, Allergan's CEO announced the completion of a strategic review by the board, which recommended only minor changes. Investors had hoped for a more significant shift from the company. We continue to hold the stock. (For details, see "Portfolio highlights.")

•  Walgreens underperformed after Amazon.com announced its entry into the prescription drug market with the acquisition of privately held PillPack. The news, combined with modest weakness in Walgreens' quarterly earnings results, contributed to a selloff of the stock. We maintained our position in the name.

Portfolio highlights

•  Micron Technology is a leading manufacturer of semiconductor memory, including DRAM, NAND Flash and NOR Flash. Recent consolidation in the DRAM industry has resulted in more sustainable profitability. We expect this trend to continue for the foreseeable future as the industry consolidates to three suppliers, all of whom are acting rationally with regard to capacity additions. Micron's stock, while up significantly from its lows of a few years ago, is still priced at what we believe are attractive levels relative to its ultimate earnings power, in our view. We believe its balance sheet is sufficiently capitalized and that the company can access the straight debt market if additional capital is required.

•  TJX Companies is the leading off-price apparel and home fashions retailer in the world. TJX's flexible business model includes opportunistic buying, inventory management, logistics and store layouts. It is designed to give customers a compelling value proposition and a treasure hunt shopping experience to discover brand name and designer merchandise. TJX has been a high quality operator in the off-price channel for over 30 years with a proven ability to grow sales and take share in a changing retail distribution model. We believe that a significant increase in competitor store closings over the next few years will provide a unique tailwind for the business.

UBS U.S. Sustainable Equity Fund
(formerly, UBS U.S. Large Cap Equity Fund)

•  We believe that Voya Financial's current valuation does not accurately reflect the margin improvements that are likely to emerge in coming years. We also believe the life insurer / retirement planning firm has a positive—and largely asymmetrical—exposure to a rising interest rate environment. Voya should be able to generate return on equity (ROE) improvement over the medium term through more efficient capital management, the implementation of a cost-savings program and stronger top-line growth. Improved levels of return on invested capital (ROIC) from Voya's operating businesses should emerge as a result of investments the company made over the last few years. Should recent macro trends continue to improve and the Federal Reserve continue to reduce the size of its balance sheet, we believe Voya will be particularly attractive relative to its financial sector peers. Our view reflects the high correlation between rising interest rates, equity market appreciation, and the company's long-term earnings growth and operating margin potential.

•  Western Digital is a producer of data storage devices and solutions. Although hard drives are giving way to solid-state drives (SSDs) in client business, they continue to be the lowest cost storage means for the cloud. Though the market implies the demise of the hard drive business, we believe it will persist longer than expected. In our view, margins should expand due to the integration of the HGST acquisition and an increasing enterprise mix. Western Digital's acquisition of Sandisk provides another source of upside potential.

•  Allergan engages in the research, development and manufacture of pharmaceutical products. Despite recent pipeline setbacks, the company has a number of interesting opportunities over the next 12 to 18 months. These could help to improve sentiment given current low investor expectations. Even absent any positive surprises, we see a path to meaningful value creation as Allergan redeploys its nearly $5 billion of free cash flow.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2018. The views and opinions in the letter were current as of August 15, 2018. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Sustainable Equity Fund
(formerly, UBS U.S. Large Cap Equity Fund)

Average annual total returns for periods ended 06/30/18 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	10.79%	12.56%	8.83%
Class C2	9.98	11.71	8.02
Class P3	11.08	12.83	9.10
After deducting maximum sales charge
Class A1	4.69%	11.28%	8.21%
Class C2	8.98	11.71	8.02
S&P 500 Index[4,6]	14.37	13.42	10.17
Russell 1000 Index[5,6]	14.54	13.37	10.20

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 27, 2017 prospectuses, supplemented from time to time, were as follows: Class A—2.04% and 0.95%; Class C—2.81% and 1.70%; Class P—1.76% and 0.70%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 29, 2018, do not exceed 0.95% for Class A shares, 1.70% for Class C shares and 0.70% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement, or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

6  Effective October 27, 2017, the S&P 500 Index replaced the Russell 1000 Index as the Fund's primary benchmark because it more closely aligns with the Fund's investment strategy.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Sustainable Equity Fund
(formerly, UBS U.S. Large Cap Equity Fund)

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS U.S. Sustainable Equity Fund Class A and Class P shares versus the Russell 1000 Index over the 10 years ended June 30, 2018. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. Sustainable Equity Fund Class A vs. Russell 1000 Index

Wealth value with dividends reinvested. Initial investment for Class A Shares as of June 30, 2008 = $9,450

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.5%.

UBS U.S. Sustainable Equity Fund Class P vs. Russell 1000 Index

Wealth value with dividends reinvested. Initial investment for Class P shares as of June 30, 2008 = $5,000,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Sustainable Equity Fund
(formerly, UBS U.S. Large Cap Equity Fund)

Portfolio statistics and industry diversification—June 30, 2018 (unaudited)1

Top ten equity holdings

Percentage of net assets
The TJX Cos., Inc.	4.9%
Marsh & McLennan Cos., Inc.	4.8
Amazon.com, Inc.	4.8
UnitedHealth Group, Inc.	4.8
AGCO Corp.	4.8
Allergan PLC	4.8
Visa, Inc., Class A	4.7
salesforce.com, Inc.	4.5
Aptiv PLC	4.4
Johnson & Johnson	4.4
Total	46.9%

Issuer breakdown by country or territory of origin

Percentage of net assets
United States	91.4%
Ireland	4.8
Jersey	4.4
Total	100.6%
Common stocks	Percentage of net assets
Auto components	4.39%
Banks	4.19
Biotechnology	3.15
Chemicals	3.10
Consumer finance	4.29
Diversified financial services	2.70
Electronic equipment, instruments & components	4.01
Equity real estate investment trusts	3.43
Food & staples retailing	3.13
Health care providers & services	4.80
Household durables	3.81
Insurance	7.91
Internet & direct marketing retail	4.83
Internet software & services	4.00
IT services	4.67
Life sciences tools & services	3.96
Machinery	4.79
Pharmaceuticals	9.14
Semiconductors & semiconductor equipment	7.55
Software	4.53
Specialty retail	4.86
Technology hardware, storage & peripherals	3.27
Total common stocks	100.51%
Short-term investments	1.04
Total investments	101.55%
Liabilities in excess of other assets	(1.55)
Net assets	100.00%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Sustainable Equity Fund
(formerly, UBS U.S. Large Cap Equity Fund)

Portfolio of investments

June 30, 2018

	Number of shares	Value
Common stocks: 100.51%
Auto components: 4.39%
Aptiv PLC	14,122	$1,293,999
Banks: 4.19%
US Bancorp	24,701	1,235,544
Biotechnology: 3.15%
Ironwood Pharmaceuticals, Inc.*	48,675	930,666
Chemicals: 3.10%
Ashland Global Holdings, Inc.	11,685	913,533
Consumer finance: 4.29%
American Express Co.	12,899	1,264,102
Diversified financial services: 2.70%
Voya Financial, Inc.	16,958	797,026
Electronic equipment, instruments & components: 4.01%
Jabil, Inc.	42,799	1,183,820
Equity real estate investment trusts: 3.43%
Simon Property Group, Inc.	5,939	1,010,759
Food & staples retailing: 3.13%
Walgreens Boots Alliance, Inc.	15,388	923,511
Health care providers & services: 4.80%
UnitedHealth Group, Inc.	5,766	1,414,631
Household durables: 3.81%
Newell Brands, Inc.	43,605	1,124,573
Insurance: 7.91%
Marsh & McLennan Cos., Inc.	17,442	1,429,721
Prudential Financial, Inc.	9,662	903,493
		2,333,214
Internet & direct marketing retail: 4.83%
Amazon.com, Inc.*	839	1,426,132
Internet software & services: 4.00%
Facebook, Inc., Class A*	6,070	1,179,522
	Number of shares	Value
IT services: 4.67%
Visa, Inc., Class A	10,391	$1,376,288
Life sciences tools & services: 3.96%
Bio-Rad Laboratories, Inc., Class A*	4,048	1,168,010
Machinery: 4.79%
AGCO Corp.	23,278	1,413,440
Pharmaceuticals: 9.14%
Allergan PLC	8,421	1,403,949
Johnson & Johnson	10,653	1,292,635
		2,696,584
Semiconductors & semiconductor equipment: 7.55%
Lam Research Corp.	7,222	1,248,323
Micron Technology, Inc.*	18,681	979,631
		2,227,954
Software: 4.53%
salesforce.com, Inc.*	9,803	1,337,129
Specialty retail: 4.86%
The TJX Cos., Inc.	15,053	1,432,745
Technology hardware, storage & peripherals: 3.27%
Western Digital Corp.	12,471	965,380
Total common stocks (cost $29,032,367)		29,648,562
Short-term investments: 1.04%
Investment companies: 1.04%
State Street Institutional U.S. Government Money Market Fund (cost $306,462)	306,462	306,462
Total investments: 101.55% (cost $29,338,829)		29,955,024
Liabilities in excess of other assets: (1.55)%		(456,998)
Net assets: 100.00%		$29,498,026

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 88.

UBS U.S. Sustainable Equity Fund
(formerly, UBS U.S. Large Cap Equity Fund)

Portfolio of investments

June 30, 2018

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$29,648,562	$—	$—	$29,648,562
Short-term investments	—	306,462	—	306,462
Total	$29,648,562	$306,462	$—	$29,955,024

At June 30, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnote

*  Non-income producing security.

See accompanying notes to financial statements.

UBS Municipal Bond Fund

Portfolio performance

For the 12 months ended June 30, 2018, Class A shares of UBS Municipal Bond Fund (the "Fund") returned 0.04% (Class A shares declined 2.25% after the deduction of the maximum sales charge), while Class P shares gained 0.30%. For comparison purposes, the Fund's benchmark, the Bloomberg Barclays Municipal Bond Index (the "Index"), returned 1.56%, and the Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index gained 0.59% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 68; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a modest gain during the reporting period but underperformed its benchmark. This was primarily due to positioning on the municipal yield curve. The Fund did not use derivatives during the reporting period.

Portfolio performance summary1

What worked

•  From a yield curve perspective, positioning in the three year portion of the municipal yield curve) was beneficial for returns. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

•  An overweight to the leasing sector was positive for returns

What didn't work

•  Yield curve positioning was the largest detractor from results. In particular, a significant underweight to the long end of the municipal yield curve (20+ years) was a headwind for relative results as the yield curve flattened over the period. Overweights to the seven and 10 year portions of the municipal yield curve were also negative for relative returns as they lagged the Index.

•  Having a shorter duration than that of the benchmark was not rewarded over the reporting period.

•  Underweighting BBB-rated municipal bonds was not beneficial, as lower rated securities outperformed their higher quality counterparts during the reporting period.

•  Security selection of A-rated municipal securities was a negative for performance.

•  Positioning in certain sectors detracted from performance versus the benchmark. In particular, an underweight to the hospital sector and an overweight to industrial development revenue/pollution control revenue sector negative for relative results.

•  Duration positioning detracted from results. Having a shorter duration than that of the benchmark was not rewarded.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2018. The views and opinions in the letter were current as of August 17, 2018. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Municipal Bond Fund

Average annual total returns for periods ended 06/30/18 (unaudited)

	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	0.04%	1.85%
Class C3	(0.45)	1.33
Class P4	0.30	2.08
After deducting maximum sales charge
Class A2	(2.25)%	1.22%
Class C3	(1.19)	1.33
Bloomberg Barclays Municipal Bond Index[5]	1.56	2.65
Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index[6]	0.59	2.24

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 27, 2017 prospectuses were as follows: Class A—1.00% and 0.65%; Class C—1.52% and 1.15%; Class P—0.77% and 0.40%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 29, 2018, do not exceed 0.65% for Class A shares, 1.15% for Class C shares and 0.40% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement, or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS Municipal Bond Fund and the indices is November 10, 2014.

2  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Bloomberg Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Municipal Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 2.25% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS Municipal Bond Fund Class A and Class P shares versus the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index from November 10, 2014, which is the inception date of the two classes, through June 30, 2018. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Municipal Bond Fund Class A vs. Barclays Municipal Bond Index and Barclays Municipal Managed Money Intermediate (1-17) Index

Wealth value with dividends reinvested. Initial investment for Class A Shares as of November 10, 2014 = $9,775

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.25%.

UBS Municipal Bond Fund Class P vs. Barclays Municipal Bond Index and Barclays Municipal Managed Money Intermediate (1-17) Index

Wealth value with dividends reinvested. Initial investment for Class P shares as of November 10, 2014 = $5,000,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Municipal Bond Fund

Portfolio statistics—June 30, 2018 (unaudited)1

Summary of municipal securities by state

Percentage of net assets
Long-term municipal bonds
Alaska	0.41%
California	2.99
Colorado	1.62
Connecticut	3.91
District of Columbia	0.96
Florida	12.62
Georgia	1.36
Illinois	13.54
Kentucky	1.38
Maryland	2.15
Massachusetts	3.90
Michigan	0.95
Minnesota	0.16
Mississippi	1.57
Nebraska	1.19
Nevada	1.77
New Jersey	5.85
New York	8.74
Ohio	0.97
Pennsylvania	14.49
Rhode Island	1.30
South Carolina	2.02
Texas	14.43
Wisconsin	1.07
Total long-term municipal bonds	99.35%
Short-term investments	0.44
Total investments	99.79%
Other assets in excess of liabilities	0.21
Net assets	100.00%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Municipal Bond Fund

Portfolio of investments

June 30, 2018

	Face amount	Value
Long-term municipal bonds: 99.35%
Alaska: 0.41%
City of Valdez, Marine Terminal Revenue Bonds, Series A, 1.500%, due 12/01/33[1]	$500,000	$500,000
California: 2.99%
California State Public Works Board Revenue Bonds, Series F, 5.000%, due 05/01/26	1,500,000	1,754,505
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Asset-Backed Revenue Bonds, Series A, 5.000%, due 06/01/32	1,000,000	1,136,000
5.000%, due 06/01/33	650,000	736,216
		3,626,721
Colorado: 1.62%
City and County of Denver, Airport System Revenue Bonds, Series A, 5.000%, due 11/15/23	1,545,000	1,767,866
City and County of Denver, Certificates of Participation Refunding, COP, Series A2, 1.550%, due 12/01/29[1]	200,000	200,000
		1,967,866
Connecticut: 3.91%
State of Connecticut, GO Bonds, Series A, 5.000%, due 04/15/25	1,250,000	1,399,100
Series B, 5.000%, due 04/15/25	2,000,000	2,238,560
Series C, 5.000%, due 06/15/23	1,000,000	1,109,405
		4,747,065
District of Columbia: 0.96%
District of Columbia, GO Bonds, Series E, 5.000%, due 06/01/25	1,000,000	1,169,510
Florida: 12.62%
Central Florida Expressway Authority Revenue Bonds, Series B, 5.000%, due 07/01/34	1,000,000	1,146,580
City of Gainesville, Florida Utilities System Revenue Bonds, Series A, 5.000%, due 10/01/26	1,000,000	1,185,180
Miami-Dade County Revenue Bonds, 5.000%, due 10/01/26	1,000,000	1,178,650
School Board of Volusia County, Certificates Refunding, Master Lease Program, COP, Series B, 5.000%, due 08/01/31	1,000,000	1,126,310
	Face amount	Value
School District of St. Lucie County, Sales Tax Revenue Bonds, AGM, 5.000%, due 10/01/26	$1,020,000	$1,174,836
South Florida Water Management District, COP, 5.000%, due 10/01/34	1,000,000	1,137,990
State of Florida, Board of Education, Public Education Capital Outlay, GOI Bonds, Series B, 5.000%, due 06/01/20	1,500,000	1,593,540
The School Board of Broward County, COP, Series B, 5.000%, due 07/01/30	2,000,000	2,270,940
The School Board of Miami-Dade County, COP, Series A, 5.000%, due 05/01/31	1,000,000	1,116,070
Series D, 5.000%, due 02/01/23	1,000,000	1,117,120
5.000%, due 11/01/31	1,000,000	1,131,680
The School Board of Palm Beach County, COP, Series B, 5.000%, due 08/01/31	1,000,000	1,132,110
		15,311,006
Georgia: 1.36%
State of Georgia, GO Bonds, Series F,
5.000%, due 07/01/26	1,385,000	1,652,194
Illinois: 13.54%
City of Chicago O'Hare International Airport, Senior Lien Revenue Bonds, Series B, 5.000%, due 01/01/30	1,000,000	1,119,730
5.000%, due 01/01/31	1,050,000	1,173,081
Series C, 5.000%, due 01/01/23	2,900,000	3,244,346
County of Cook, GO Bonds, Series A, 5.000%, due 11/15/20	1,830,000	1,951,860
5.000%, due 11/15/26	1,500,000	1,720,470
Illinois Finance Authority, Clean Water Initiative Revolving Fund Revenue Bonds, 5.000%, due 01/01/24	1,920,000	2,190,394
Illinois State Toll Highway Authority Revenue Bonds, Series B, 5.000%, due 01/01/27	1,000,000	1,167,520
Railsplitter Tobacco Settlement Authority Revenue Bonds, 5.000%, due 06/01/25	1,235,000	1,405,455
State of Illinois, Sales Tax Revenue Bonds, 5.000%, due 06/15/20	1,190,000	1,251,142
5.000%, due 06/15/22	1,105,000	1,206,096
		16,430,094

UBS Municipal Bond Fund

Portfolio of investments

June 30, 2018

	Face amount	Value
Long-term municipal bonds—(Continued)
Kentucky: 1.38%
Kentucky Property & Buildings Community Project No. 87, Revenue Bonds, AGC, 5.250%, due 02/01/27[2]	$1,635,000	$1,670,692
Maryland: 2.15%
State of Maryland, GO Bonds, 5.000%, due 06/01/26	2,180,000	2,503,534
Montgomery Country Consolidated Public (Improvement Bond), GO Bonds, Series E, 1.450%, due 11/01/37[1]	100,000	100,000
		2,603,534
Massachusetts: 3.90%
Massachusetts Development Finance Agency, Partners Healthcare System Revenue Bonds, Series S-1, 5.000%, due 07/01/23	1,500,000	1,701,420
The Commonwealth of Massachusetts, Consolidated Loan of 2016, GO Bonds, Series A, 5.000%, due 03/01/34	1,125,000	1,260,585
The Commonwealth of Massachusetts, Consolidated Loan, GO Bonds, Series D, 5.000%, due 07/01/26	1,500,000	1,774,980
		4,736,985
Michigan: 0.95%
Michigan Finance Authority, Trinity Health Credit Group, Hospital Revenue Bonds, Series A, 5.000%, due 12/01/35	1,000,000	1,148,750
Minnesota: 0.16%
Rochester Minnesota Health Care Facilities Revenue Bonds, Series B, 1.430%, due 11/15/38[1]	200,000	200,000
Mississippi: 1.57%
Mississippi Business Finance Corp., Gulf Opportunity Zone, Industrial Development, Chevron USA, Inc., Project Revenue Bonds, Series F, 1.470%, due 12/01/30[1]	400,000	400,000
Series I, 1.530%, due 11/01/35[1]	1,500,000	1,500,000
		1,900,000
Nebraska: 1.19%
Douglas County Hospital Authority No. 2 Revenue Bonds, 5.000%, due 05/15/25	1,250,000	1,447,725
	Face amount	Value
Nevada: 1.77%
Clark County, Las Vegas-McCarran International Airport Revenue Bonds, Series C, 5.000%, due 07/01/27	$1,815,000	$2,152,753
New Jersey: 5.85%
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series AA, 5.000%, due 06/15/27	1,500,000	1,597,215
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.000%, due 01/01/27	1,000,000	1,138,370
Series E, 5.000%, due 01/01/34	860,000	961,884
State of New Jersey, GO Bonds, 5.000%, due 06/01/20	1,000,000	1,056,730
State of New Jersey, GO Bonds, Series Q, 5.000%, due 08/15/19	1,500,000	1,553,985
Series T, 5.000%, due 06/01/20	750,000	792,548
		7,100,732
New York: 8.74%
City of New York, GO Bonds, Series A, 5.000%, due 08/01/27	1,000,000	1,192,930
Series E, 5.000%, due 08/01/26	1,000,000	1,181,010
Subseries F-1, 5.000%, due 04/01/34	1,100,000	1,286,670
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Fiscal 2017 Revenue Bonds, Series EE, 5.000%, due 06/15/33	1,000,000	1,167,910
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries C-2, 5.000%, due 05/01/35	3,000,000	3,504,510
New York City Transitional Finance Authority Revenue Bonds, Subseries B-1, 5.000%, due 08/01/33	1,000,000	1,133,500
Subseries E-1, 5.000%, due 02/01/32	1,000,000	1,146,310
		10,612,840
Ohio: 0.97%
State of Ohio, Cleveland Clinic Health System Revenue Bonds, Series A, 5.000%, due 01/01/32	1,000,000	1,177,740

UBS Municipal Bond Fund

Portfolio of investments

June 30, 2018

	Face amount	Value
Long-term municipal bonds—(Concluded)
Pennsylvania: 14.49%
City of Philadelphia, GO Bonds, 5.000%, due 08/01/20	$1,590,000	$1,689,264
Series A, 5.000%, due 08/01/22	1,000,000	1,110,270
Commonwealth Financing Authority, Tobacco Master Settlement Payment Revenue Bonds, 5.000%, due 06/01/24	1,625,000	1,826,955
Commonwealth of Pennsylvania, GO Bonds, 5.000%, due 08/15/21	1,700,000	1,842,579
5.000%, due 01/01/24	2,000,000	2,250,820
5.000%, due 09/15/25	1,500,000	1,716,930
Pennsylvania Turnpike Commission Revenue Bonds, 5.000%, due 12/01/28	1,000,000	1,145,250
5.000%, due 12/01/30	1,750,000	1,976,852
Series A-1, 5.000%, due 12/01/24	1,500,000	1,733,325
Series A-2, 5.000%, due 12/01/28	1,000,000	1,170,950
Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Series A, 5.000%, due 12/01/22	1,000,000	1,117,970
		17,581,165
Rhode Island: 1.30%
Rhode Island Industrial Facilities Corp., Marine Terminal Revenue, 1.500%, due 02/01/25[1]	500,000	500,000
Tobacco Settlement Financing Corp., Asset-Backed Revenue Bonds, Series A, 5.000%, due 06/01/21	1,000,000	1,078,520
		1,578,520
South Carolina: 2.02%
South Carolina Public Service Authority Revenue Bonds, Series A, 5.000%, due 12/01/26	1,010,000	1,121,898
Series B, 5.000%, due 12/01/20	1,245,000	1,325,489
		2,447,387
Texas: 14.43%
Austin Community College District Public Facility Corp., Round Rock Campus Revenue Bonds, 5.000%, due 08/01/24	1,000,000	1,140,130
	Face amount	Value
Garland Independent School District, GO Bonds, PSF-GTD, 5.000%, due 02/15/25	$1,200,000	$1,394,580
Houston Independent School District, GO Bonds, PSF-GTD, 5.000%, due 02/15/26	2,000,000	2,349,300
North Texas Tollway Authority Revenue Bonds, Series A, 5.000%, due 01/01/27	3,030,000	3,423,264
Plano Independent School District, GO Bonds, PSF-GTD, 5.000%, due 02/15/25	2,000,000	2,320,320
State of Texas Revenue Bonds, 4.000%, due 08/30/18	685,000	687,843
State of Texas Transportation Commission Highway Fund First Tier Revenue Bonds, Series A, 5.000%, due 10/01/25	1,000,000	1,174,090
Texas A&M University, Financing System Revenue Bonds, Series C, 5.000%, due 05/15/26	2,275,000	2,680,587
Series E, 5.000%, due 05/15/25	1,750,000	2,042,442
University of Texas Permanent University, Funding System Revenue Bonds, Series A, 1.430%, due 07/01/38[1]	300,000	300,000
		17,512,556
Wisconsin: 1.07%
State of Wisconsin Prerefunded, GO Bonds, Series A, 5.000%, due 05/01/24[2]	1,165,000	1,294,047
Total long-term municipal bonds (cost $121,829,634)		120,569,882
	Number of shares
Short-term investments: 0.44%
Investment companies: 0.44%
State Street Institutional U.S. Government Money Market Fund (cost $529,629)	529,629	529,629
Total investments: 99.79% (cost $122,359,263)		121,099,511
Other assets in excess of liabilities: 0.21%		260,359
Net assets: 100.00%		$121,359,870

UBS Municipal Bond Fund

Portfolio of investments

June 30, 2018

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 88.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Long-term municipal bonds	$—	$120,569,882	$—	$120,569,882
Short-term investments	—	529,629	—	529,629
Total	$—	$121,099,511	$—	$121,099,511

At June 30, 2018 there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

2  Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.

See accompanying notes to financial statements.

UBS Total Return Bond Fund

Portfolio performance

For the 12 months ended June 30, 2018, Class A shares of UBS Total Return Bond Fund (the "Fund") returned -1.12% (Class A shares returned -4.81% after the deduction of the maximum sales charge), while Class P shares returned -0.88%.For comparison purposes, the Bloomberg Barclays US Aggregate Index returned -0.40%. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 77; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.)

Market Commentary:

The lengthy US economic expansion continued during the reporting period. Looking back, the US Commerce Department reported that gross domestic product ("GDP") grew at a revised 2.8% seasonally adjusted annualized rate during the third quarter of 2017. GDP growth then moderated to a revised 2.3% and 2.2% during the fourth quarter of 2017 and the first quarter of 2018, respectively. Finally, second quarter 2018 GDP grew at a 4.1% rate based on the US Commerce Department's initial estimate.1 This represented the strongest pace since the third quarter of 2014.

As expected, the US Federal Reserve Board (the "Fed") continued to raise interest rates during the reporting period. Specifically, the Fed raised rates in December 2017, March 2018 and June 2018. With its last rate hike, the federal funds rate moved to a range between 1.75% and 2.00%. In addition, starting in October 2017, the Fed began reducing its balance sheet. For the remainder of 2018, the Fed currently anticipates making two additional 0.25% rate hikes, while continuing to pare its balance sheet.

The US fixed income market posted weak results during the reporting period. Short-term Treasury yields moved sharply higher in concert with the Fed's interest rate hikes. Longer-term Treasury yields also rose, albeit to a lesser extent. For the fiscal year as a whole, the yield on the US 10-year Treasury rose from 2.31% to 2.85% (bond yields and prices move in the opposite direction). The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index, returned -0.40% for the 12 months ended June 30, 2018. Returns of riskier fixed income securities were mixed. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index, gained 2.50% during the reporting period. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global), returned -2.45%.

Portfolio Performance Summary:

What Worked:

•  Duration and yield curve management: The Fund's tactical adjustments to its duration, as well as its yield curve positioning, contributed to returns over the reporting period. In particular, exposure to long-term rates as the yield curve flattened was beneficial.

•  A long position in the US dollar. Having a long position in the US dollar was additive for returns as it appreciated versus most other currencies, in particular during the second half of the reporting period.

•  Sector exposure: The Fund's overweight to and security selection within various securitized sectors, namely commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) contributed to performance as their spreads tightened. In addition, an overweight to investment grade corporate bonds was beneficial for returns.

1  Based on the Commerce Department's initial estimate announced on July 26, 2018, after the reporting period had ended.

UBS Total Return Bond Fund

What Didn't Work:

•  Emerging market exposures: The Fund's long exposures to a basket of emerging market currencies, including the Argentine peso, Brazilian real and Turkish lira, detracted from performance as they depreciated versus the US dollar during the second half of the reporting period. Allocations to Brazilian local currency debt and US dollar-denominated debt from Argentina and Brazil were also headwinds for returns.

•  Agency mortgage-backed securities ("MBS") exposure. The Fund's security selection within the MBS sector was negative for results.

•  Exposure to the Swedish krona. This position detracted from returns as the krona weakened versus the US dollar over the first half of 2018.

Use of Derivatives

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. A number of credit derivatives, including credit-default swap index (CDX) options and total return swaps, were used to manage the Fund's credit exposure. Collectively they contributed to results over the period. With respect to our active currency management, utilizing currency options was a modest detractor from performance. Derivatives were just one tool, among others, that we used to implement our overall strategy. These derivatives, in aggregate, added to performance during the reporting period.

Market Outlook:

Economic growth in the US has recently accelerated and outpaced both the European Union and Japan. We expect the US economy to continue expanding, with tailwinds from recent tax cuts and pro-growth deregulation. In addition, we see a positive backdrop in terms of consumer metrics, including delinquencies and losses that are at very low levels. Furthermore, with historically low unemployment there is an expectation that wages will rise going forward. Against this backdrop, we believe the Federal Reserve Board (Fed) will continue to tighten monetary policy, with two more rates hikes anticipated in 2018. However, should the economy falter, the Fed may pare back the number of rate hikes this year. In terms of portfolio positioning, we currently favor secured assets, including mortgage-backed securities (MBS), CMBS and ABS, as we believe they are attractively valued relative to non-secured assets, such as investment grade and, to a lesser extent, high yield corporate bonds. In the case of corporate debt, there is concern that at this point in the credit cycle this segment could face challenges associated with increased merger and acquisition (M&A) activity, debt coverage issues and less attractive leverage ratios. Elsewhere, there could be continued volatility in the emerging markets debt asset class given uncertainties surrounding the trajectory for non-US growth and a potential trade war.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2018. The views and opinions in the letter were current as of August 17, 2018. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS Total Return Bond Fund

Average annual total returns for periods ended 06/30/18 (unaudited)

	1 year	5 years	10 years or Inception[1]
Before deducting maximum sales charge
Class A2	(1.12)%	N/A	(0.81)%
Class C3	(1.76)%	N/A	(1.38)%
Class P4	(0.88)%	1.81%	5.24%
After deducting maximum sales charge
Class A2	(4.81)%	N/A	(2.94)%
Class C3	(2.48)%	N/A	(1.38)%
Bloomberg Barclays US Aggregate Index[5]	(0.40)%	2.27%	(0.80)%

The annualized gross and net expense ratios as in the October 27, 2017 prospectuses were as follows: Class A—1.77% and 0.78%; Class C—2.17% and 1.28%; Class P—1.32% and 0.53%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 29, 2018, do not exceed 0.75% for Class A shares, 1.25% for Class C shares and 0.50% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement, or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of A and C shares of UBS Total Return Bond Fund and the index is September 29, 2016. 10 years fund performance is shown for Class P Shares, and the 10 years index performance of the Bloomberg Barclays US Aggregate Index is 3.72%. The Fund's Class P shares acquired the assets and liabilities of Fort Dearborn Income Securities, Inc., a closed-end fund (the "Predecessor Fund"), prior to the opening of business on May 23, 2016 (the "Reorganization"). The Predecessor Fund was also managed by the Advisor, and the day-to-day management of, and investment decisions for, the Fund and the Predecessor Fund are made by the same portfolio management team. The Funds have generally similar investment objectives and strategies. Therefore, the information shown above reflects the historical performance of the Predecessor Fund for periods prior to the Reorganization. The performance information shown for periods prior to the Reorganization is for the Predecessor Fund and may not be representative of performance of the Fund.

2  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Bloomberg Barclays US Aggregate Bond Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

A temporary redemption fee of 2% was imposed on sales of Class P shares of the Fund between May 23 and August 22, 2016.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Total Return Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 3.75% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS Total Return Bond Fund Class A and Class P shares versus the Bloomberg Barclays US Aggregate Index from September 29, 2016 for Class A and over 10 years for Class P, both ending June 30, 2018. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS Total Return Bond Fund Class A vs. Bloomberg Barclays US Aggregate Index

Wealth value with dividends reinvested. Initial investment for Class A Shares as of September 29, 2016 = $9,625.

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 3.75%.

UBS Total Return Bond Fund Class P vs. Bloomberg Barclays US Aggregate Index

Wealth value with dividends reinvested. Initial investment for Class P shares as of June 30, 2008 = $5,000,000

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Total Return Bond Fund

Portfolio statistics—June 30, 2018 (unaudited)1

Top ten holdings

Percentage of net assets
FHLMC, 4.000%, due 12/01/47	3.4%
New Zealand Government Bond, 5.500%, due 04/15/23	3.3
FNMA, 3.500%, due 02/01/48	2.6
FHLMC, 3.500%, due 02/01/48	2.3
FNMA, 3.500%, due 12/01/47	2.3
FHLMC, 3.500%, due 11/01/47	2.1
New Zealand Government Bond, 4.500%, due 04/15/27	2.0
FNMA, 3.000%, due 11/01/46	1.9
FNMA, 4.000%, due 07/01/48	1.8
FNMA, 3.000%, due 11/01/47	1.8
Total	23.5%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	82.4%
New Zealand	5.3
United Kingdom	2.1
Mexico	1.2
Canada	1.2
Total	92.2%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Total Return Bond Fund

Industry diversification—June 30, 2018 (unaudited)1

Corporate bonds	Percentage of net assets
Agriculture	0.26%
Auto manufacturers	0.34
Banks	7.36
Beverages	0.53
Biotechnology	0.67
Chemicals	1.44
Commercial services	1.03
Computers	0.67
Diversified financial services	2.60
Electric	1.61
Food	0.38
Healthcare-products	0.69
Healthcare-services	0.71
Insurance	1.41
Internet	0.74
Media	1.65
Mining	0.48
Miscellaneous manufacturers	1.46
Oil & gas	3.43
Pharmaceuticals	1.78
Pipelines	1.38
Real estate investment trusts	0.82
Retail	0.22
Semiconductors	0.57
Software	0.75
Telecommunications	1.92
Transportation	0.36
Total corporate bonds	35.26%
Percentage of net assets
Asset-backed securities	8.93%
Commercial mortgage-backed securities	15.00
Mortgage-backed securities	27.19
Municipal bonds and notes	0.85
Non-US government obligations	9.09
Supranationals	0.45
U.S. treasury obligations	2.16
Preferred stocks	0.25
Short-term investments	0.85
Foreign exchange options purchased	0.00 †
Total investments	100.03%
Liabilities in excess of other assets	(0.03)
Net assets	100.00%

†  Amount represents less than 0.005%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2018

	Face amount[1]	Value
Corporate bonds: 35.26%
Canada: 1.20%
Cenovus Energy, Inc. 5.400%, due 06/15/47	80,000	$78,261
NOVA Chemicals Corp. 5.250%, due 08/01/23[2]	210,000	209,475
Rogers Communications, Inc. 5.000%, due 03/15/44	110,000	114,158
Teck Resources Ltd. 3.750%, due 02/01/23	100,000	94,875
Total Canada corporate bonds		496,769
Cayman Islands: 0.87%
Seagate HDD Cayman 5.750%, due 12/01/34	150,000	136,839
XLIT Ltd. 6.375%, due 11/15/24	200,000	224,543
Total Cayman Islands corporate bonds		361,382
Colombia: 0.17%
Ecopetrol SA 5.375%, due 06/26/26	70,000	71,841
Curacao: 0.13%
Teva Pharmaceutical Finance IV BV 3.650%, due 11/10/21	57,000	54,584
France: 0.47%
Societe Generale SA 4.000%, due 01/12/27[2]	200,000	192,618
Ireland: 0.23%
Shire Acquisitions Investments Ireland DAC 2.400%, due 09/23/21	100,000	95,728
Luxembourg: 0.95%
Allergan Funding SCS 3.800%, due 03/15/25	200,000	194,152
INEOS Group Holdings SA 5.625%, due 08/01/24[2]	200,000	197,000
Total Luxembourg corporate bonds		391,152
Mexico: 0.80%
Petroleos Mexicanos 3.500%, due 01/30/23	350,000	331,335
Netherlands: 1.10%
Deutsche Telekom International Finance BV 8.750%, due 06/15/30[3]	60,000	79,481
LYB International Finance BV 4.875%, due 03/15/44	50,000	49,761
Mylan NV 3.950%, due 06/15/26	80,000	76,471
Petrobras Global Finance BV 7.375%, due 01/17/27	250,000	249,688
Total Netherlands corporate bonds		455,401
	Face amount[1]	Value
United Kingdom: 2.14%
Barclays PLC 4.836%, due 05/09/28	200,000	$188,811
HSBC Holdings PLC 3.400%, due 03/08/21	260,000	259,888
Lloyds Banking Group PLC 4.582%, due 12/10/25	200,000	195,991
Royal Bank of Scotland Group PLC 3.875%, due 09/12/23	250,000	242,819
Total United Kingdom corporate bonds		887,509
United States: 27.20%
21st Century Fox America, Inc. 7.750%, due 12/01/45	50,000	70,414
Abbott Laboratories 3.750%, due 11/30/26	80,000	78,606
AbbVie, Inc. 2.500%, due 05/14/20	200,000	197,521
AEP Texas, Inc., Series E 6.650%, due 02/15/33	50,000	63,469
Alabama Power Co. 6.000%, due 03/01/39	100,000	123,911
Amazon.com, Inc. 4.050%, due 08/22/47	60,000	58,675
Anadarko Petroleum Corp. 5.550%, due 03/15/26	20,000	21,428
Anheuser-Busch InBev Finance, Inc. 4.900%, due 02/01/46	215,000	221,053
Antero Resources Corp. 5.375%, due 11/01/21	150,000	151,875
AT&T, Inc. 4.300%, due 02/15/30[2]	266,000	251,506
Bank of America Corp. 4.200%, due 08/26/24	150,000	150,721
6.110%, due 01/29/37	125,000	143,501
Biogen, Inc. 4.050%, due 09/15/25	150,000	150,729
5.200%, due 09/15/45	50,000	52,919
Boston Properties LP, REIT 2.750%, due 10/01/26	210,000	189,267
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.125%, due 01/15/25	30,000	27,825
Burlington Northern Santa Fe LLC 5.150%, due 09/01/43	100,000	110,750
Capital One Financial Corp. 3.750%, due 07/28/26	10,000	9,289
4.200%, due 10/29/25	140,000	135,921
CCO Holdings LLC 5.500%, due 05/01/26[2]	150,000	145,455
CF Industries, Inc. 3.450%, due 06/01/23	150,000	141,936
Charter Communications Operating LLC/ Charter Communications Operating Capital 3.579%, due 07/23/20	150,000	149,978
Citigroup, Inc. 5.500%, due 09/13/25	375,000	398,019

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2018

	Face amount[1]	Value
Corporate bonds—(Continued)
United States—(Continued)
Comcast Corp. 3.969%, due 11/01/47	113,000	$99,453
CVS Health Corp. 4.300%, due 03/25/28	120,000	118,322
Dell International LLC 4.420%, due 06/15/21[2]	100,000	101,419
Devon Energy Corp. 5.000%, due 06/15/45	80,000	81,321
Eaton Corp. 2.750%, due 11/02/22	190,000	184,414
Enterprise Products Operating LLC 2.850%, due 04/15/21	105,000	103,687
Exelon Corp. 3.400%, due 04/15/26	150,000	142,417
Ford Motor Co. 7.450%, due 07/16/31	55,000	64,627
General Electric Co., Series D (fixed, converts to FRN on 01/21/21), 5.000%, due 01/21/21[4]	349,000	344,288
General Mills, Inc. 3.200%, due 04/16/21	50,000	49,737
General Motors Co. 6.600%, due 04/01/36	70,000	75,722
Georgia Power Co., Series C 2.000%, due 09/08/20	70,000	68,376
Gilead Sciences, Inc. 3.650%, due 03/01/26	75,000	74,022
Illinois Tool Works, Inc. 2.650%, due 11/15/26	80,000	73,912
International Lease Finance Corp. 5.875%, due 08/15/22	120,000	127,225
7.125%, due 09/01/18[2]	400,000	402,610
Jefferies Finance LLC 7.500%, due 04/15/21[2]	200,000	203,000
JPMorgan Chase & Co., Series I 3 mo. USD LIBOR + 3.470%, 5.829%, due 07/30/18[4,5]	200,000	201,910
Kinder Morgan, Inc. 5.550%, due 06/01/45	40,000	40,385
6.500%, due 09/15/20	100,000	106,295
Liberty Mutual Group, Inc. 4.250%, due 06/15/23[2]	200,000	202,317
Life Technologies Corp. 6.000%, due 03/01/20	135,000	140,712
Marathon Oil Corp. 4.400%, due 07/15/27	125,000	125,397
Marathon Petroleum Corp. 4.750%, due 09/15/44	120,000	114,084
MetLife, Inc. 6.400%, due 12/15/36	35,000	37,100
Microsoft Corp. 2.375%, due 02/12/22	250,000	244,378
4.450%, due 11/03/45	60,000	64,440
	Face amount[1]	Value
Morgan Stanley 4.350%, due 09/08/26	140,000	$138,261
4.875%, due 11/01/22	350,000	362,916
MPLX LP 4.875%, due 06/01/25	70,000	71,951
Nabors Industries, Inc. 4.625%, due 09/15/21	150,000	146,625
NCR Corp. 5.000%, due 07/15/22	40,000	39,600
Netflix, Inc. 5.500%, due 02/15/22	240,000	246,900
Noble Energy, Inc. 5.050%, due 11/15/44	50,000	49,931
Oncor Electric Delivery Co. LLC 3.750%, due 04/01/45	50,000	47,362
Pacific Gas & Electric Co. 2.950%, due 03/01/26	150,000	133,800
Prudential Financial, Inc. 6.625%, due 06/21/40	50,000	62,664
Quicken Loans, Inc. 5.750%, due 05/01/25[2]	260,000	254,483
Realogy Group LLC 5.250%, due 12/01/21[2]	150,000	149,625
Reynolds American, Inc. 7.250%, due 06/15/37	85,000	106,357
RR Donnelley & Sons Co. 7.875%, due 03/15/21	200,000	203,000
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	200,000	203,169
Smithfield Foods, Inc. 3.350%, due 02/01/22[2]	80,000	77,231
Southern Copper Corp. 6.750%, due 04/16/40	90,000	103,361
Sprint Corp. 7.875%, due 09/15/23	200,000	207,375
Sunoco Logistics Partners Operations LP 5.400%, due 10/01/47	50,000	45,842
Synchrony Financial 4.500%, due 07/23/25	90,000	88,363
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[2]	60,000	57,332
Tenet Healthcare Corp. 4.625%, due 07/15/24[2]	200,000	189,440
Texas Instruments, Inc. 1.850%, due 05/15/22	220,000	210,235
The ADT Corp. 3.500%, due 07/15/22	240,000	224,640
The Cleveland Electric Illuminating Co. 5.950%, due 12/15/36	75,000	89,213
The Goldman Sachs Group, Inc. 5.150%, due 05/22/45	30,000	29,834
5.750%, due 01/24/22	305,000	326,274
The Home Depot, Inc. 2.125%, due 09/15/26	100,000	89,159

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2018

	Face amount[1]	Value
Corporate bonds—(Concluded)
United States—(Concluded)
The Kroger Co. 6.900%, due 04/15/38	25,000	$30,220
Thermo Fisher Scientific, Inc. 5.300%, due 02/01/44	60,000	66,519
Time Warner Cable LLC 8.750%, due 02/14/19	210,000	217,009
Union Pacific Corp. 4.050%, due 11/15/45	40,000	37,929
UnitedHealth Group, Inc. 4.625%, due 07/15/35	100,000	105,108
Verizon Communications, Inc. 5.250%, due 03/16/37	140,000	143,691
Wells Fargo & Co. 5.375%, due 11/02/43	70,000	73,042
Total United States corporate bonds		11,264,799
Total corporate bonds (cost $14,989,827)		14,603,118
Asset-backed securities: 8.93%
United States: 8.93%
AmeriCredit Automobile Receivables Trust, Series 2017-3, Class D 3.180%, due 07/18/23	175,000	173,130
Series 2017-4, Class D 3.080%, due 12/18/23	175,000	171,988
Series 2018-1, Class D 3.820%, due 03/18/24	100,000	100,407
Capital Auto Receivables Asset Trust, Series 2015-4, Class D 3.620%, due 05/20/21	125,000	125,679
Dell Equipment Finance Trust, Series 2016-1, Class D 3.240%, due 07/22/22[2]	268,000	268,453
Series 2018-1, Class D 3.850%, due 06/24/24[2]	120,000	119,993
Drive Auto Receivables Trust, Series 2017-1, Class D 3.840%, due 03/15/23	75,000	75,636
Series 2017-2, Class B 2.250%, due 06/15/21	250,000	249,626
Series 2017-2, Class C 2.750%, due 09/15/23	100,000	99,778
Series 2017-3, Class B 2.300%, due 05/17/21	150,000	149,609
Series 2018-1, Class A2 2.230%, due 04/15/20	300,000	299,779
Series 2018-1, Class D 3.810%, due 05/15/24	225,000	224,630
Series 2018-2, Class D 4.140%, due 08/15/24	200,000	201,116
Exeter Automobile Receivables Trust, Series 2018-1, Class AD 3.530%, due 11/15/23[2]	100,000	98,752
	Face amount[1]	Value
GM Financial Automobile Leasing Trust, Series 2015-3, Class B 2.320%, due 11/20/19	175,000	$174,904
PSNH Funding LLC, Series 2018-1, Class A3 3.814%, due 02/01/35	175,000	176,429
Santander Drive Auto Receivables Trust, Series 2017-2, Class D 3.490%, due 07/17/23	100,000	99,904
Series 2017-3, Class D 3.200%, due 11/15/23	225,000	223,018
Sofi Consumer Loan Program Trust, Series 2018-1, Class B 3.650%, due 02/25/27[2]	100,000	99,153
Series 2018-2, Class A2 3.350%, due 04/26/27[2]	175,000	175,337
Series 2018-2, Class B 3.790%, due 04/26/27[2]	125,000	124,567
World Financial Network Credit Card Master Trust, Series 2016-A, Class A 2.030%, due 04/15/25	275,000	266,466
Total asset-backed securities (cost $3,713,811)		3,698,354
Commercial mortgage-backed securities: 15.00%
United States: 15.00%
Ashford Hospitality Trust, Series 2018-ASHF, Class D 1 mo. USD LIBOR + 2.100%, 4.173%, due 04/15/35[2,5]	100,000	100,076
BANK 2017, Series 2017-BNK7, Class C 4.193%, due 09/15/60[6]	100,000	96,152
BBCMS Trust, Series 2015-SRCH, Class B 4.498%, due 08/10/35[2]	135,000	139,713
BENCHMARK Mortgage Trust, Series 2018-B1, Class D 2.750%, due 01/15/51[2]	350,000	270,825
Series 2018-B4, Class D 2.966%, due 07/15/51[2,6]	100,000	81,456
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class E 4.499%, due 10/15/34[2,6]	100,000	98,156
CHT Mortgage Trust, Series 2017-CSMO, Class E 1 mo. USD LIBOR + 3.000%, 5.073%, due 11/15/36[2,5]	475,000	478,407
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A4 3.778%, due 09/10/58	143,000	144,372
Series 2017-P8, Class D 3.000%, due 09/15/50[2]	150,000	117,205
COMM Mortgage Trust, Series 2015-CCRE24, Class D 3.463%, due 08/10/48	150,000	122,212

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2018

	Face amount[1]	Value
Commercial mortgage-backed securities—(Concluded)
United States—(Concluded)
Series 2015-CR24, Class A5 3.696%, due 08/10/48	$400,000	$400,798
Series 2015-PC1, Class A4 3.620%, due 07/10/50	90,000	89,518
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A4 3.808%, due 11/15/48	85,000	85,671
Series 2017-C8, Class D 4.470%, due 06/15/50[2]	141,000	124,099
FREMF Mortgage Trust, Series 2017-K64, Class B 4.117%, due 03/25/27[2,6]	50,000	49,463
Series 2017-K724, Class B 3.601%, due 11/25/23[2,6]	265,000	256,636
GS Mortgage Securities Corp. II, Series 2017-SLP, Class E 4.744%, due 10/10/32[2,6]	225,000	218,312
GS Mortgage Securities Trust, Series 2014-GSFL, Class D 1 mo. USD LIBOR + 3.900%, 5.342%, due 07/15/31[2,5]	116,524	117,004
Hilton USA Trust, Series 2016-SPF, Class E 5.519%, due 11/05/35[2]	125,000	126,488
Invitation Homes Trust, Series 2018-SFR1, Class C 1 mo. USD LIBOR + 1.250%, 3.335%, due 03/17/37[2,5]	100,000	100,121
Series 2018-SFR2, Class D 1 mo. USD LIBOR + 1.450%, 3.523%, due 06/17/37[2,5]	275,000	274,666
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class AS 3.800%, due 01/15/48	200,000	198,999
Series 2015-C29, Class D 3.817%, due 05/15/48[6]	100,000	80,845
Series 2015-C30, Class A5 3.822%, due 07/15/48	420,000	425,156
Series 2016-C2, Class D 3.555%, due 06/15/49[2,6]	175,000	144,824
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8, Class D 1 mo. USD LIBOR + 2.050%, 4.123%, due 02/15/35[2,5]	100,000	99,968
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4 3.732%, due 05/15/48	100,000	100,491
Series 2016-C32, Class AS 3.994%, due 12/15/49[6]	273,000	274,681
Series 2017-C34, Class C 4.326%, due 11/15/52[6]	100,000	96,240
	Face amount[1]	Value
Morgan Stanley Capital I, Inc., Series 2017-HR2, Class C 4.370%, due 12/15/50[6]	175,000	$170,112
Series 2017-HR2, Class D 2.730%, due 12/15/50	100,000	78,815
Rosslyn Portfolio Trust, Series 2017-ROSS, Class E 1 mo. USD LIBOR + 3.000%, 5.073%, due 06/15/33[2,5]	275,000	279,723
Starwood Retail Property Trust, Series 2014-STAR, Class C 1 mo. USD LIBOR + 2.500%, 4.573%, due 11/15/27[2,5]	125,000	123,676
VNDO Mortgage Trust, Series 2013-PENN, Class D 4.079%, due 12/13/29[2,6]	500,000	499,035
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class C 4.998%, due 05/15/51[6]	150,000	149,300
Total commercial mortgage-backed securities (cost $6,289,916)		6,213,215
Mortgage-backed securities: 27.19%
United States: 27.19%
FHLMC 3.500%, due 10/01/47	169,621	168,790
3.500%, due 11/01/47	866,630	862,390
3.500%, due 02/01/48	976,943	972,020
4.000%, due 08/01/47	186,102	190,014
4.000%, due 12/01/47	1,392,506	1,421,987
FNMA 3.000%, due 11/01/46	800,954	776,857
3.000%, due 11/01/47	775,197	751,859
3.500%, due 01/01/47	369,170	368,370
3.500%, due 11/01/47	407,795	406,090
3.500%, due 12/01/47	945,267	941,274
3.500%, due 02/01/48	1,083,959	1,079,952
4.000%, due 09/01/40	161,101	165,405
4.000%, due 06/01/47	406,038	414,127
4.000%, due 11/01/47	165,058	168,493
4.000%, due 05/01/48	24,779	25,294
4.000%, due 07/01/48	750,000	765,611
5.500%, due 03/01/33	39,354	42,969
5.500%, due 09/01/34	143,646	155,959
5.500%, due 11/01/34	31,621	34,414
6.000%, due 11/01/28	44,074	48,481
GNMA 3.000%, due 09/20/47	480,707	470,580
6.500%, due 05/15/29	11,254	12,547
GNMA II 3.000%, due 07/20/47	654,001	640,491
3.500%, due 07/19/48	375,000	376,318
Total mortgage-backed securities (cost $11,455,016)		11,260,292

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2018

	Face amount[1]		Value
Municipal bonds and notes: 0.85%
California: 0.85%
State of California, GO Bonds 7.300%, due 10/01/39 (cost $370,007)		250,000	$354,200
Non-US government obligations: 9.09%
Argentina: 0.78%
Republic of Argentina 7.500%, due 04/22/26		350,000	322,875
Brazil: 0.68%
Federative Republic of Brazil 6.000%, due 04/07/26		275,000	281,050
Colombia: 0.67%
Republic of Colombia 8.125%, due 05/21/24		230,000	276,863
Indonesia: 0.28%
Republic of Indonesia 6.625%, due 02/17/37[2]		100,000	114,750
Ivory Coast: 0.43%
Ivory Coast Government Bond 6.125%, due 06/15/33[2]		200,000	176,250
Mexico: 0.41%
United Mexican States 4.000%, due 10/02/23		100,000	100,300
4.150%, due 03/28/27		60,000	59,070
6.750%, due 09/27/34		10,000	11,775
			171,145
New Zealand: 5.30%
New Zealand Government Bond 4.500%, due 04/15/27[7]	NZD	1,065,000	824,961
5.500%, due 04/15/23[7]	NZD	1,760,000	1,372,050
			2,197,011
Turkey: 0.23%
Republic of Turkey 6.875%, due 03/17/36		100,000	94,042
Uruguay: 0.31%
Oriental Republic of Uruguay 7.625%, due 03/21/36		100,000	129,225
Total non-US government obligations (cost $4,025,005)			3,763,211
	Face amount[1]		Value
Supranationals: 0.45%
European Bank for Reconstruction & Developent 6.450%, due 12/13/22 (cost $206,786)	IDR	2,800,000,000	$185,839
U.S. treasury obligations: 2.16%
US Treasury Bonds 3.125%, due 05/15/48		340,000	349,124
US Treasury Inflation Index Notes (TIPS) 0.500%, due 01/15/28		477,332	466,911
US Treasury Notes 2.875%, due 05/15/28		80,000	80,125
Total U.S. treasury obligations (cost $889,711)			896,160
	Number of shares
Preferred stocks: 0.25%
United States: 0.25%
JPMorgan Chase & Co. 5.450%, due 09/01/18[4] (cost $102,000)		4,000	101,760
Short-term investments: 0.85%
Investment companies: 0.85%
State Street Institutional U.S. Government Money Market Fund (cost $352,000)		352,000	352,000

	Number of contracts	Notional amount
Foreign exchange options purchased: 0.00%†
Call options: 0.00%†
USD Call/EUR Put, strike @ 0.87, expires 07/17/18 (Counterparty: GS) (cost $5,483)	1,150,000	USD	1,150,000	1,578
Total investments: 100.03% (cost $42,399,562)				41,429,727
Liabilities in excess of other assets: (0.03)%				(14,345)
Net assets: 100.00%				$41,415,382

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 88.

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2018

Credit default swaptions written

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Buy/sell protection	Expiration date	Premiums received	Current value	Unrealized appreciation
USD	1,000	1,000,000	CDX North American Investment Grade 30 Index, strike @ 0.75%	BOA	Sell	08/15/18	$1,000	$(13)	$987

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
5	USD	US Long Bond Futures	September 2018	$705,500	$724,990	$19,490
16	USD	US Treasury Note 2 Year Futures	September 2018	3,381,024	3,389,250	8,226
2	USD	US Treasury Note 5 Year Futures	September 2018	226,268	227,234	966
13	USD	US Ultra Long Treasury Bond Futures	September 2018	2,022,944	2,074,313	51,369
Interest rate futures buy contracts:
29	AUD	Australian Bond 3 Year Futures	September 2018	$2,383,306	$2,389,593	$6,287
				$8,719,042	$8,805,380	$86,338
US Treasury futures sell contracts:
6	USD	US Treasury Note 10 Year Futures	September 2018	$(714,770)	$(721,125)	$(6,355)
2	USD	US Ultra Treasury Note 10 Year Futures	September 2018	(254,685)	(256,469)	(1,784)
Interest rate futures sell contracts:
4	EUR	German Euro Bund Futures	September 2018	$(749,167)	$(759,303)	$(10,136)
47	EUR	German Euro Schatz Futures	September 2018	(6,145,110)	(6,151,965)	(6,855)
11	GBP	United Kingdom Long Gilt Bond Futures	September 2018	(1,761,959)	(1,786,493)	(24,534)
				$(9,625,691)	$(9,675,355)	$(49,664)
						$36,674

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
CITI	GBP	85,000	USD	111,618	07/25/18	$(672)
CITI	NZD	3,300,000	USD	2,258,121	07/25/18	23,002
GSI	EUR	415,000	USD	479,478	07/25/18	(5,927)
						$16,403

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2018

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2018 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$14,603,118	$—	$14,603,118
Asset-backed securities	—	3,698,354	—	3,698,354
Commercial mortgage-backed securities	—	6,213,215	—	6,213,215
Mortgage-backed securities	—	11,260,292	—	11,260,292
Municipal bonds and notes	—	354,200	—	354,200
Non-US government obligations	—	3,763,211	—	3,763,211
Supranationals	—	185,839	—	185,839
U.S. treasury obligations	—	896,160	—	896,160
Preferred stocks	101,760	—	—	101,760
Short-term investments	—	352,000	—	352,000
Foreign exchange options purchased	—	1,578	—	1,578
Futures contracts	86,338	—	—	86,338
Forward foreign currency contracts	—	23,002	—	23,002
Total	$188,098	$41,350,969	$—	$41,539,067
Liabilities
Credit default swaptions written	$—	$(13)	$—	$(13)
Futures contracts	(49,664)	—	—	(49,664)
Forward foreign currency contracts	—	(6,599)	—	(6,599)
Total	$(49,664)	$(6,612)	$—	$(56,276)

At June 30, 2018, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

†  Amount represents less than 0.005%.

1  In US dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $7,510,619, represented 18.13% of the Fund's net assets at period end.

3  Step bond—coupon rate ranges from 8.25% - 8.75% based on the current credit rating of the bond. The rate may decrease to 8.25% if the bond's credit rating improves. The rate disclosed is the rate at period end.

4  Perpetual investment. Date shown reflects the next call date.

5  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

6  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

7  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

The UBS Funds

June 30, 2018

Portfolio acronyms

ADR  American Depositary Receipt

AGC  Assured Guaranty Corp.

AGM  Assured Guaranty Municipal

CDO  Collateralized Debt Obligation

COP  Certificate of Participation

CVA  Dutch Certification—Depository Certificate

DAC  Designated Activity Company

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FRN  Floating Rate Note

GDR  Global Depository Receipt

GNMA  Government National Mortgage Association

GO  General Obligation

LIBOR  London Interbank Offered Rate

OAT  Obligation Assimilables du Trésor (French Government Bonds)

PJSC  Private Joint Stock Company

PSF-GTD  Permanent School Fund Guaranteed

REIT  Real Estate Investment Trust

TBA  To Be Announced. TBA security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/ or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Counterparty abbreviations

BB  Barclays Bank PLC

BOA  Bank of America NA

CITI  Citibank NA

CSI  Credit Suisse International

GS  Goldman Sachs

GSI  Goldman Sachs International

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

Currency abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  Chinese Yuan

COP  Colombian Peso

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

ILS  Israel New Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

SEK  Swedish Krona

SGD  Singapore Dollar

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  United States Dollar

See accompanying notes to financial statements.

The UBS Funds

June 30, 2018 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 to June 30, 2018 (unless otherwise noted).

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while UBS Emerging Markets Equity Opportunity Fund commenced operations on June 4, 2018, the "hypothetical" expenses paid during the period reflect activity for the full six month period for the purposes of comparability. This projection assumes that the Fund's expense ratio in effect during its initial period (June 4, 2018 through June 30, 2018) also would have been in effect during the period from January 1, 2018 to June 30, 2018.

The UBS Funds

June 30, 2018 (unaudited)

		Beginning account value January 1, 2018	Ending account value June 30, 2018	Expenses paid during period* 01/01/18 – 06/30/18	Expense ratio during period
UBS Dynamic Alpha Fund
Class A	Actual	$1,000.00	$975.50	$6.56	1.34%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	6.71	1.34
Class C	Actual	1,000.00	970.30	10.21	2.09
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.43	10.44	2.09
Class P	Actual	1,000.00	977.60	5.34	1.09
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.39	5.46	1.09
UBS Global Allocation Fund
Class A	Actual	1,000.00	992.60	5.93	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class C	Actual	1,000.00	989.10	9.62	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	9.74	1.95
Class P	Actual	1,000.00	993.60	4.70	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95
UBS Emerging Markets Equity Opportunity Fund[1]
Class P2	Actual	1,000.00	941.00	0.32	0.44
	Hypothetical (5% annual return before expenses)	1,000.00	1,003.37	0.33	0.44
UBS International Sustainable Equity Fund
Class A	Actual	1,000.00	951.50	6.05	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.60	6.26	1.25
Class C	Actual	1,000.00	948.40	9.66	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.88	9.99	2.00
Class P	Actual	1,000.00	952.50	4.84	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	5.01	1.00
UBS U.S. Small Cap Growth Fund
Class A	Actual	1,000.00	1,152.90	6.62	1.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	6.21	1.24
Class C	Actual	1,000.00	1,148.70	10.60	1.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.93	9.94	1.99
Class P	Actual	1,000.00	1,154.20	5.29	0.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.89	4.96	0.99

*  Expenses are equal to each Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

1  The Fund commenced operations on June 4, 2018. Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 27 divided by 365 (to reflect the actual days in the period for the actual example) and 181 divided by 365 (to reflect the one-half year period for the hypothetical example).

The UBS Funds

June 30, 2018 (unaudited)

		Beginning account value January 1, 2018	Ending account value June 30, 2018	Expenses paid during period* 01/01/18 – 06/30/18	Expense ratio during period
UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund)
Class A	Actual	$1,000.00	$1,043.60	$4.81	$0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95
Class C	Actual	1,000.00	1,039.60	8.60	1.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.36	8.50	1.70
Class P	Actual	1,000.00	1,045.00	3.55	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.32	3.51	0.70
UBS Municipal Bond Fund
Class A	Actual	1,000.00	990.70	3.21	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.57	3.26	0.65
Class C	Actual	1,000.00	988.20	5.67	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	5.76	1.15
Class P	Actual	1,000.00	991.90	1.98	0.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.81	2.01	0.40
UBS Total Return Bond Fund
Class A	Actual	1,000.00	972.20	3.67	0.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.08	3.76	0.75
Class C	Actual	1,000.00	968.40	6.10	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.60	6.26	1.25
Class P	Actual	1,000.00	973.40	2.45	0.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.32	2.51	0.50
*  Expenses are equal to each Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

The UBS Funds

Financial Statements
Statement of assets and liabilities—June 30, 2018

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Emerging Markets Equity Opportunity Fund
Assets:
Investments, at cost
Unaffiliated issuers	$73,490,690	$260,203,317	$133,835,557
Affiliated issuers	—	23,342,123	—
Foreign currency	1,462,534	3,113,691	3,744,074
	$74,953,224	$286,659,131	$137,579,631
Investments, at value
Unaffiliated issuers	$64,894,794	$272,441,623	$133,358,324
Affiliated issuers	—	21,964,938	—
Foreign currency	1,434,115	2,826,152	3,742,377
Cash	—	2,300	9,526
Cash collateral on futures	3,107,384	5,644,363	—
Cash collateral on swap agreements	215,689	3,783,302	—
Receivable for investments sold	—	—	—
Receivable for fund shares sold	4,154	2,487	272,875
Due from broker	3,432,090	—	—
Deferred offering cost	—	—	60,562
Unrealized appreciation on forward foreign currency contracts	3,935,180	3,827,608	—
Receivable for interest	430,919	255,738	5,512
Receivable for dividend	—	246,103	87,791
Outstanding swap agreements, at value[1]	1,077	—	—
Receivable for variation margin on futures contracts	—	337,493	—
Receivable for variation margin on centrally cleared swap agreements	108,781	779,277	—
Receivable for foreign tax reclaims	62	110,232	—
Receivable from affiliate	—	—	1,816
Other assets	29,728	41,659	—
Total assets	77,593,973	312,263,275	137,538,783
Liabilities:
Unrealized depreciation on forward foreign currency contracts	1,720,992	3,114,959	—
Payable for variation margin on futures contracts	1,186,315	—	—
Payable for fund shares redeemed	367,318	909,460	26,400
Payable for investments purchased	196,587	—	43,075,983
Payable to affiliate	116,803	285,057	—
Payable to custodian	14,166	28,004	5,970
Payable for Trustees' fees	13,723	30,089	—
Due to broker	—	415,686	—
Payable for foreign withholding taxes	—	16,325	14,906
Accrued expenses and other liabilities	237,908	344,669	66,685
Total liabilities	3,853,812	5,144,249	43,189,944
Net assets	$73,740,161	$307,119,026	$94,348,839

1  Net upfront payments received by UBS Dynamic Alpha Fund were $2,501.

The UBS Funds

	UBS International Sustainable Equity Fund	UBS U.S. Small Cap Growth Fund	UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund)
Assets:
Investments, at cost
Unaffiliated issuers	$75,845,513	$90,919,621	$29,338,829
Affiliated issuers	—	—	—
Foreign currency	71,376	—	—
	$75,916,889	$90,919,621	$29,338,829
Investments, at value
Unaffiliated issuers	$76,507,667	$122,035,512	$29,955,024
Affiliated issuers	—	—	—
Foreign currency	71,634	—	—
Cash	—	—	—
Cash collateral on futures	—	—	—
Cash collateral on swap agreements	—	—	—
Receivable for investments sold	—	265,592	—
Receivable for fund shares sold	424,248	188,973	608
Due from broker	—	—	—
Deferred offering cost	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Receivable for interest	3,364	7,200	716
Receivable for dividend	164,351	10,066	13,646
Outstanding swap agreements, at value[1]	—	—	—
Receivable for variation margin on futures contracts	—	—	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—
Receivable for foreign tax reclaims	77,106	—	—
Receivable from affiliate	—	—	38,736
Other assets	30,078	25,913	25,270
Total assets	77,278,448	122,533,256	30,034,000
Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	—	—
Payable for variation margin on futures contracts	—	—	—
Payable for fund shares redeemed	196,870	602,049	430,170
Payable for investments purchased	33,698	2,695,552	—
Payable to affiliate	10,822	85,071	—
Payable to custodian	11,891	11,418	7,585
Payable for Trustees' fees	11,310	15,314	8,117
Due to broker	—	—	—
Payable for foreign withholding taxes	32,052	—	—
Accrued expenses and other liabilities	142,417	163,512	90,102
Total liabilities	439,060	3,572,916	535,974
Net assets	$76,839,388	$118,960,340	$29,498,026

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of assets and liabilities—June 30, 2018 (continued)

UBS Municipal Bond Fund
Assets:
Investments, at cost
Unaffiliated issuers	$122,359,263
Foreign currency	—
$122,359,263
Investments, at value
Unaffiliated issuers	$121,099,511
Foreign currency	—
Cash collateral on futures	—
Receivable for investments sold	—
Receivable for fund shares sold	215,305
Receivable for interest	1,433,651
Receivable for variation margin on futures contracts	—
Due from broker	—
Unrealized appreciation on forward foreign currency contracts	—
Other assets	24,151
Total assets	122,772,618
Liabilities:
Payable for fund shares redeemed	1,270,190
Payable for Trustees' fees	16,575
Payable to custodian	9,768
Payable to affiliate	63
Payable for investments purchased	—
Unrealized depreciation on forward foreign currency contracts	—
Options and swaptions written, at value (premiums received $0 and $1,000, respectively)	—
Accrued expenses and other liabilities	116,152
Total liabilities	1,412,748
Net assets	$121,359,870

The UBS Funds

UBS Total Return Bond Fund
Assets:
Investments, at cost
Unaffiliated issuers	$42,399,562
Foreign currency	166,771
$42,566,333
Investments, at value
Unaffiliated issuers	$41,429,727
Foreign currency	159,280
Cash collateral on futures	132,398
Receivable for investments sold	983,288
Receivable for fund shares sold	—
Receivable for interest	301,512
Receivable for variation margin on futures contracts	36,718
Due from broker	75,265
Unrealized appreciation on forward foreign currency contracts	23,002
Other assets	23,438
Total assets	43,164,628
Liabilities:
Payable for fund shares redeemed	161,939
Payable for Trustees' fees	11,071
Payable to custodian	12,135
Payable to affiliate	2,985
Payable for investments purchased	1,398,276
Unrealized depreciation on forward foreign currency contracts	6,599
Options and swaptions written, at value (premiums received $0 and $1,000, respectively)	13
Accrued expenses and other liabilities	156,228
Total liabilities	1,749,246
Net assets	$41,415,382

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of assets and liabilities—June 30, 2018 (continued)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Emerging Markets Equity Opportunity Fund
Net assets consist of:
Beneficial interest	$161,979,244	$296,686,032	$94,936,966
Accumulated undistributed (distributions in excess of) net investment income (loss)	(1,219,632)	(680,814)	46,363
Accumulated net realized gain (loss)	(79,509,002)	114,922	—
Net unrealized appreciation (depreciation)	(7,510,449)	10,998,886	(634,490)
Net assets	$73,740,161	$307,119,026	$94,348,839
Class A:
Net assets	$31,066,204	$159,678,036	$—
Shares outstanding	4,868,332	13,220,660	—
Net asset value and redemption proceeds per share	$6.38	$12.08	$—
Offering price per share (NAV per share plus maximum sales charge)	$6.75	$12.78	$—
Class C:
Net assets	$12,026,552	$83,432,194	$—
Shares outstanding	2,041,424	7,102,334	—
Net asset value and offering price per share	$5.89	$11.75	$—
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)	$5.83	$11.63	$—
Class P:
Net assets	$30,647,405	$64,008,796	$—
Shares outstanding	4,691,773	5,185,480	—
Net asset value, offering price and redemption value per share	$6.53	$12.34	$—
Class P2:
Net assets	$—	$—	$94,348,839
Shares outstanding	—	—	10,032,450
Net asset value, offering price and redemption value per share[1]	$—	$—	$9.40

1  Assumes shares were held for a sufficient period or are otherwise not subject to a redemption fee.

The UBS Funds

	UBS International Sustainable Equity Fund	UBS U.S. Small Cap Growth Fund	UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund)
Net assets consist of:
Beneficial interest	$75,882,378	$79,853,561	$28,860,193
Accumulated undistributed (distributions in excess of) net investment income (loss)	447,928	(122,000)	177,865
Accumulated net realized gain (loss)	(151,435)	8,112,888	(156,227)
Net unrealized appreciation (depreciation)	660,517	31,115,891	616,195
Net assets	$76,839,388	$118,960,340	$29,498,026
Class A:
Net assets	$8,048,528	$26,497,745	$10,585,755
Shares outstanding	789,097	1,277,802	307,341
Net asset value and redemption proceeds per share	$10.20	$20.74	$34.44
Offering price per share (NAV per share plus maximum sales charge)	$10.79	$21.95	$36.44
Class C:
Net assets	$3,041,003	$3,617,538	$1,730,731
Shares outstanding	306,289	220,919	52,698
Net asset value and offering price per share	$9.93	$16.37	$32.84
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)	$9.83	$16.21	$32.51
Class P:
Net assets	$65,749,857	$88,845,057	$17,181,540
Shares outstanding	6,425,815	3,880,615	496,590
Net asset value, offering price and redemption value per share	$10.23	$22.89	$34.60
Class P2:
Net assets	$—	$—	$—
Shares outstanding	—	—	—
Net asset value, offering price and redemption value per share[1]	$—	$—	$—

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of assets and liabilities—June 30, 2018 (continued)

UBS Municipal Bond Fund
Net assets consist of:
Beneficial interest	$123,543,124
Accumulated undistributed (distributions in excess of) net investment income (loss)	(30,058)
Accumulated net realized loss	(893,444)
Net unrealized depreciation	(1,259,752)
Net assets	$121,359,870
Class A:
Net assets	$9,378,434
Shares outstanding	931,441
Net asset value and redemption proceeds per share	$10.07
Offering price per share (NAV per share plus maximum sales charge)	$10.30
Class C:
Net assets	$4,828,579
Shares outstanding	479,859
Net asset value and offering price per share	$10.06
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)	$9.98
Class P:
Net assets	$107,152,857
Shares outstanding	10,648,140
Net asset value, offering price and redemption value per share	$10.06

The UBS Funds

UBS Total Return Bond Fund
Net assets consist of:
Beneficial interest	$45,898,993
Accumulated undistributed (distributions in excess of) net investment income (loss)	14,747
Accumulated net realized loss	(3,574,223)
Net unrealized depreciation	(924,135)
Net assets	$41,415,382
Class A:
Net assets	$107,638
Shares outstanding	7,473
Net asset value and redemption proceeds per share	$14.40
Offering price per share (NAV per share plus maximum sales charge)	$14.96
Class C:
Net assets	$62,771
Shares outstanding	4,358
Net asset value and offering price per share	$14.40
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)	$14.29
Class P:
Net assets	$41,244,973
Shares outstanding	2,862,394
Net asset value, offering price and redemption value per share	$14.41

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of operations—For the year ended June 30, 2018

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Emerging Markets Equity Opportunity Fund*
Investment income
Dividends	$124,554	$4,093,944	$113,906
Interest	2,243,613	1,308,237	5,512
Securities lending	3,175	17,360	—
Foreign tax withheld	—	(147,869)	(14,906)
Total income	2,371,342	5,271,672	104,512
Expenses
Advisory and administration	1,107,370	2,907,323	24,694
Distribution and service:
Class A	97,264	428,223	—
Class C	148,521	930,653	—
Transfer agency and related service fees:
Class A	24,781	104,096	—
Class C	15,791	80,716	—
Class P	59,724	31,977	—
Class P2	—	—	750
Professional services	177,375	202,021	48,150
Custody and fund accounting	77,628	124,863	5,970
Trustees	60,523	118,079	3,200
Shareholder report	71,206	124,656	5,200
Federal and state registration	43,967	44,224	—
Interest expense	236	63	—
Amortization of offering costs	—	—	4,838
Other	80,573	110,392	9,420
Total expenses	1,964,959	5,207,286	102,222
Fee waivers and/or expense reimbursements by Advisor	(406,007)	(695,208)	(91,910)
Net expenses	1,558,952	4,512,078	10,312
Net investment income (loss)	812,390	759,594	94,200
Net realized gain (loss) on:
Investments unaffiliated issuers	1,778,681	23,523,842	—
Investments in affiliated issuers	—	14,155,771	—
Futures contracts	(793,380)	(3,950,197)	—
Swap agreements	(1,596,352)	1,519,732	—
Forward foreign currency contracts	(2,597,979)	(712,390)	—
Foreign currency transactions	636,591	50,008	(47,837)
Net realized gain (loss)	(2,572,439)	34,586,766	(47,837)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,207,111)	(6,423,505)	(477,233)
Investments in affiliated issuers	—	(9,177,001)	—
Futures contracts	(1,733,343)	721,397	—
Swap agreements	511,708	(916,472)	—
Forward foreign currency contracts	3,677,939	1,346,266	—
Translation of other assets and liabilities denominated in foreign currency	(570,141)	(179,206)	(157,257)
Change in net unrealized appreciation (depreciation)	679,052	(14,628,521)	(634,490)
Net realized and unrealized gain (loss)	(1,893,387)	19,958,245	(682,327)
Net increase (decrease) in net assets resulting from operations	$(1,080,997)	$20,717,839	$(588,127)

*  Commenced operations on June 4, 2018.

The UBS Funds

	UBS International Sustainable Equity Fund	UBS U.S. Small Cap Growth Fund	UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund)
Investment income
Dividends	$1,175,219	$354,963	$433,840
Interest	22,990	37,196	4,664
Securities lending	3,010	53,474	407
Foreign tax withheld	(133,914)	—	—
Total income	1,067,305	445,633	438,911
Expenses
Advisory and administration	406,144	1,002,769	237,188
Distribution and service:
Class A	21,156	66,531	28,168
Class C	28,038	37,541	19,219
Transfer agency and related service fees:
Class A	5,417	41,155	6,990
Class C	1,886	4,969	1,556
Class P	11,273	63,446	4,983
Class P2	—	—	—
Professional services	161,448	138,901	140,957
Custody and fund accounting	46,500	42,559	35,063
Trustees	42,511	55,463	36,862
Shareholder report	16,102	44,373	21,426
Federal and state registration	44,068	41,448	43,979
Interest expense	—	—	—
Amortization of offering costs	—	—	—
Other	60,267	35,281	22,300
Total expenses	844,810	1,574,436	598,691
Fee waivers and/or expense reimbursements by Advisor	(331,451)	(397,130)	(337,071)
Net expenses	513,359	1,177,306	261,620
Net investment income (loss)	553,946	(731,673)	177,291
Net realized gain (loss) on:
Investments unaffiliated issuers	3,189,063	14,562,273	6,774,958
Investments in affiliated issuers	—	—	—
Futures contracts	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	(8,769)	—	—
Foreign currency transactions	(52,812)	143	—
Net realized gain (loss)	3,127,482	14,562,416	6,774,958
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,936,404)	11,582,980	(3,739,690)
Investments in affiliated issuers	—	—	—
Futures contracts	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	58	—	—
Translation of other assets and liabilities denominated in foreign currency	(2,802)	—	—
Change in net unrealized appreciation (depreciation)	(2,939,148)	11,582,980	(3,739,690)
Net realized and unrealized gain (loss)	188,334	26,145,396	3,035,268
Net increase (decrease) in net assets resulting from operations	$742,280	$25,413,723	$3,212,559

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of operations—For the year ended June 30, 2018 (continued)

UBS Municipal Bond Fund
Investment income
Dividends	$—
Interest	2,900,615
Total income	2,900,615
Expenses
Advisory and administration	605,661
Distribution and service:
Class A	33,177
Class C	40,799
Transfer agency and related service fees:
Class A	2,177
Class C	1,725
Class P	21,556
Professional services	141,064
Trustees	64,134
Federal and state registration	45,980
Custody and fund accounting	46,094
Shareholder reports	29,059
Other	44,260
Total expenses	1,075,686
Fee waivers and/or expense reimbursements by Advisor	(491,680)
Net expenses	584,006
Net investment income	2,316,609
Net realized gain (loss) on:
Investments in unaffiliated issuers	(9,176)
Futures contracts	—
Options written	—
Swap agreements	—
Forward foreign currency contracts	—
Foreign currency transactions	—
Net realized loss	(9,176)
Change in net unrealized appreciation (depreciation) on:
Investments	(1,986,604)
Futures contracts	—
Options and swaptions written	—
Swap agreements	—
Forward foreign currency contracts	—
Translation of other assets and liabilities denominated in foreign currency	—
Change in net unrealized depreciation	(1,986,604)
Net realized and unrealized loss	(1,995,780)
Net increase (decrease) in net assets resulting from operations	$320,829

The UBS Funds

UBS Total Return Bond Fund
Investment income
Dividends	$12,004
Interest	1,735,768
Total income	1,747,772
Expenses
Advisory and administration	264,892
Distribution and service:
Class A	100
Class C	314
Transfer agency and related service fees:
Class A	30
Class C	185
Class P	39,823
Professional services	135,846
Trustees	42,743
Federal and state registration	40,387
Custody and fund accounting	40,018
Shareholder reports	31,833
Other	2,494
Total expenses	598,665
Fee waivers and/or expense reimbursements by Advisor	(367,910)
Net expenses	230,755
Net investment income	1,517,017
Net realized gain (loss) on:
Investments in unaffiliated issuers	(583,699)
Futures contracts	26,947
Options written	8,105
Swap agreements	41,606
Forward foreign currency contracts	7,156
Foreign currency transactions	7,510
Net realized loss	(492,375)
Change in net unrealized appreciation (depreciation) on:
Investments	(1,325,804)
Futures contracts	(41,231)
Options and swaptions written	987
Swap agreements	(7,242)
Forward foreign currency contracts	140
Translation of other assets and liabilities denominated in foreign currency	(12,942)
Change in net unrealized depreciation	(1,386,092)
Net realized and unrealized loss	(1,878,467)
Net increase (decrease) in net assets resulting from operations	$(361,450)

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of changes in net assets

	UBS Dynamic Alpha Fund		UBS Global Allocation Fund
	For the year ended June 30, 2018	For the year ended June 30, 2017	For the year ended June 30, 2018	For the year ended June 30, 2017
From operations:
Net investment income	$812,390	$959,377	$759,594	$3,678
Net realized gain (loss)	(2,572,439)	9,102,503	34,586,766	17,658,602
Change in net unrealized appreciation (depreciation)	679,052	732,775	(14,628,521)	25,335,726
Net increase (decrease) in net assets resulting from operations	(1,080,997)	10,794,655	20,717,839	42,998,006
Dividends and distributions to shareholders from:
Net investment income—Class A	—	—	(2,389,937)	(3,709,639)
Net investment income—Class C	—	—	(601,488)	(1,163,177)
Net investment income—Class P	—	—	(1,099,437)	(1,947,479)
Total dividends and distributions to shareholders	—	—	(4,090,862)	(6,820,295)
From beneficial interest transactions:
Proceeds from shares sold	3,219,012	6,143,479	8,935,477	12,635,795
Shares issued on reinvestment of dividends and distributions	—	—	3,732,469	6,231,895
Cost of shares repurchased	(87,796,218)	(83,276,893)	(59,836,089)	(115,259,301)
Net increase (decrease) in net assets from beneficial interest transactions	(84,577,206)	(77,133,414)	(47,168,143)	(96,391,611)
Increase (decrease) in net assets	(85,658,203)	(66,338,759)	(30,541,166)	(60,213,900)
Net assets:
Beginning of year	159,398,364	225,737,123	337,660,192	397,874,092
End of year	$73,740,161	$159,398,364	$307,119,026	$337,660,192
Accumulated undistributed (distributions in excess of) net investment income	$(1,219,632)	$(1,137,644)	$(680,814)	$3,584,343

1  For the period June 4, 2018 (commencement of operations) through June 30, 2018.

The UBS Funds

	UBS Emerging Markets Equity Opportunity Fund	UBS International Sustainable Equity Fund
	For the period ended June 30, 2018[1]	For the year ended June 30, 2018	For the year ended June 30, 2017
From operations:
Net investment income	$94,200	$553,946	$482,786
Net realized gain (loss)	(47,837)	3,127,482	171,461
Change in net unrealized appreciation (depreciation)	(634,490)	(2,939,148)	5,180,310
Net increase (decrease) in net assets resulting from operations	(588,127)	742,280	5,834,557
Dividends and distributions to shareholders from:
Net investment income—Class A	—	(85,846)	(107,890)
Net investment income—Class C	—	(18,182)	(26,845)
Net investment income—Class P	—	(411,618)	(369,867)
Total dividends and distributions to shareholders	—	(515,646)	(504,602)
From beneficial interest transactions:
Proceeds from shares sold	94,963,376	54,066,034	13,512,832
Shares issued on reinvestment of dividends and distributions	—	484,976	468,472
Cost of shares repurchased	(26,410)	(15,741,755)	(5,340,120)
Net increase (decrease) in net assets from beneficial interest transactions	94,936,966	38,809,255	8,641,184
Increase (decrease) in net assets	94,348,839	39,035,889	13,971,139
Net assets:
Beginning of year	—	37,803,499	23,832,360
End of year	$94,348,839	$76,839,388	$37,803,499
Accumulated undistributed (distributions in excess of) net investment income	$46,363	$447,928	$408,459

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of changes in net assets (continued)

	UBS U.S. Small Cap Growth Fund		UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund)
	For the year ended June 30, 2018	For the year ended June 30, 2017	For the year ended June 30, 2018	For the year ended June 30, 2017
From operations:
Net investment income	$(731,673)	$(922,237)	$177,291	$165,172
Net realized gain (loss)	14,562,416	27,041,263	6,774,958	1,946,218
Change in net unrealized appreciation (depreciation)	11,582,980	9,556,957	(3,739,690)	3,907,417
Net increase (decrease) in net assets resulting from operations	25,413,723	35,675,983	3,212,559	6,018,807
Dividends and distributions to shareholders from:
Net investment income—Class A	—	—	(46,850)	(96,685)
Net investment income—Class C	—	—	—	(5,319)
Net investment income—Class P	—	—	(106,200)	(197,574)
Net realized gains—Class A	(6,251,756)	(1,010,739)	—	—
Net realized gains—Class C	(1,045,852)	(164,852)	—	—
Net realized gains—Class P	(16,473,329)	(4,314,480)	—	—
Return of capital—Class A	—	—	—	—
Return of capital—Class C	—	—	—	—
Return of capital—Class P	—	—	—	—
Total dividends and distributions to shareholders	(23,770,937)	(5,490,071)	(153,050)	(299,578)
From beneficial interest transactions:
Proceeds from shares sold	18,277,548	28,894,607	1,749,809	3,903,550
Shares issued on reinvestment of dividends and distributions	22,078,250	5,212,883	145,512	286,088
Cost of shares redeemed	(30,381,324)	(119,609,922)	(6,076,611)	(6,340,155)
Redemption fees	—	—	—	—
Net increase (decrease) in net assets from beneficial interest transactions	9,974,474	(85,502,432)	(4,181,290)	(2,150,517)
Net increase (decrease) in net assets	11,617,260	(55,316,520)	(1,121,781)	3,568,712
Net assets:
Beginning of year	107,343,080	162,659,600	30,619,807	27,051,095
End of year	$118,960,340	$107,343,080	$29,498,026	$30,619,807
Accumulated undistributed (distributions in excess of) net investment income (loss)	$(122,000)	$—	$177,865	$161,956

The UBS Funds

	UBS Municipal Bond Fund		UBS Total Return Bond Fund
	For the year ended June 30, 2018	For the year ended June 30, 2017	For the year ended June 30, 2018	For the year ended June 30, 2017
From operations:
Net investment income	$2,316,609	$2,005,206	$1,517,017	$1,684,997
Net realized gain (loss)	(9,176)	(729,645)	(492,375)	1,208,787
Change in net unrealized appreciation (depreciation)	(1,986,604)	(2,761,625)	(1,386,092)	(1,640,173)
Net increase (decrease) in net assets resulting from operations	320,829	(1,486,064)	(361,450)	1,253,611
Dividends and distributions to shareholders from:
Net investment income—Class A	(208,985)	(317,347)	(1,041)	(452)
Net investment income—Class C	(60,872)	(57,086)	(815)	(864)
Net investment income—Class P	(2,036,241)	(1,630,048)	(1,214,180)	(1,759,722)
Net realized gains—Class A	—	(54,279)	—	—
Net realized gains—Class C	—	(15,735)	—	—
Net realized gains—Class P	—	(223,923)	—	—
Return of capital—Class A	—	—	—	(5)
Return of capital—Class C	—	—	—	(10)
Return of capital—Class P	—	—	—	(19,932)
Total dividends and distributions to shareholders	(2,306,098)	(2,298,418)	(1,216,036)	(1,780,985)
From beneficial interest transactions:
Proceeds from shares sold	35,084,588	72,756,643	175,672	345,280
Shares issued on reinvestment of dividends and distributions	1,843,235	1,835,254	938,852	1,364,650
Cost of shares redeemed	(42,005,574)	(56,365,873)	(8,127,941)	(78,136,932)
Redemption fees	—	—	—	38,529
Net increase (decrease) in net assets from beneficial interest transactions	(5,077,751)	18,226,024	(7,013,417)	(76,388,473)
Net increase (decrease) in net assets	(7,063,020)	14,441,542	(8,590,903)	(76,915,847)
Net assets:
Beginning of year	128,422,890	113,981,348	50,006,285	126,922,132
End of year	$121,359,870	$128,422,890	$41,415,382	$50,006,285
Accumulated undistributed (distributions in excess of) net investment income (loss)	$(30,058)	$(40,569)	$14,747	$(207,039)

See accompanying notes to financial statements.

UBS Dynamic Alpha Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

Class A

	Year ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$6.52	$6.17	$7.13	$7.24	$6.82
Net investment income[1]	0.04	0.03	0.05	0.04	0.05
Net realized and unrealized gain (loss)	(0.18)	0.32	(0.79)	0.11	0.38
Net increase from payment by Advisor	—	—	0.01	0.00[2]	—
Total income (loss) from investment operations	(0.14)	0.35	(0.73)	0.15	0.43
Dividends from net investment income	—	—	(0.23)	(0.26)	(0.01)
Return of capital	—	—	(0.00)[2]	—	—
Total dividends and distributions	—	—	(0.23)	(0.26)	(0.01)
Net asset value, end of year	$6.38	$6.52	$6.17	$7.13	$7.24
Total investment return[3]	(2.15)%	5.84%	(10.48)%[4]	2.03%[5]	6.31%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.69%	1.49%	1.45%	1.43%	1.42%
Expenses after fee waivers and/or expense reimbursements	1.35%	1.35%	1.35%	1.35%	1.35%
Net investment income	0.57%	0.42%	0.82%	0.58%	0.66%
Supplemental data:
Net assets, end of year (000's)	$31,066	$43,930	$65,741	$89,421	$194,185
Portfolio turnover	31%	48%	50%	54%	45%

Class P

	Year ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$6.66	$6.28	$7.27	$7.38	$6.96
Net investment income[1]	0.06	0.04	0.07	0.06	0.06
Net realized and unrealized gain (loss)	(0.19)	0.34	(0.82)	0.12	0.39
Net increase from payment by Advisor	—	—	0.01	0.00[2]	—
Total income (loss) from investment operations	(0.13)	0.38	(0.74)	0.18	0.45
Dividends from net investment income	—	—	(0.25)	(0.29)	(0.03)
Return of capital	—	—	(0.00)[2]	—	—
Total dividends and distributions	—	—	(0.25)	(0.29)	(0.03)
Net asset value, end of year	$6.53	$6.66	$6.28	$7.27	$7.38
Total investment return[3]	(1.80)%	6.05%	(10.17)%[4]	2.29%[5]	6.45%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.43%	1.27%	1.22%	1.20%	1.15%
Expenses after fee waivers and/or expense reimbursements	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	0.94%	0.68%	1.07%	0.84%	0.87%
Supplemental data:
Net assets, end of year (000's)	$30,647	$98,018	$132,725	$192,777	$81,168
Portfolio turnover	31%	48%	50%	54%	45%

1  Calculated using the average share method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

UBS Dynamic Alpha Fund

Financial highlights

Class C

	Year ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$6.06	$5.78	$6.68	$6.81	$6.46
Net investment income (loss)[1]	(0.01)	(0.02)	0.00[2]	(0.01)	(0.01)
Net realized and unrealized gain (loss)	(0.16)	0.30	(0.73)	0.09	0.36
Net increase from payment by Advisor	—	—	0.00[2]	0.00[2]	—
Total income (loss) from investment operations	(0.17)	0.28	(0.73)	0.08	0.35
Dividends from net investment income	—	—	(0.17)	(0.21)	—
Return of capital	—	—	(0.00)[2]	—	—
Total dividends and distributions	—	—	(0.17)	(0.21)	—
Net asset value, end of year	$5.89	$6.06	$5.78	$6.68	$6.81
Total investment return[3]	(2.80)%	4.84%	(11.00)%[4]	1.21%[5]	5.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.48%	2.28%	2.23%	2.19%	2.18%
Expenses after fee waivers and/or expense reimbursements	2.10%	2.10%	2.10%	2.10%	2.10%
Net investment income	(0.18)%	(0.33)%	0.07%	(0.17)%	(0.09)%
Supplemental data:
Net assets, end of year (000's)	$12,027	$17,450	$27,271	$45,871	$51,119
Portfolio turnover	31%	48%	50%	54%	45%

4  During the year ended June 30, 2016, the Advisor reimbursed the Fund $128,212, which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions, and $86,068 for a trading error, both reimbursements had no impact on the Fund's total return.

5  During the year ended June 30, 2015, the Advisor reimbursed the Fund for a trading error in the amount of $2,068, which had no impact on the Fund's total return.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

Class A

	Year ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.52	$10.46	$11.27	$11.04	$9.79
Net investment income (loss)[1]	0.05	0.02	0.01	(0.00)[2]	0.02
Net realized and unrealized gain (loss)	0.68	1.27	(0.56)	0.23	1.36
Net increase from payment by Advisor	—	—	0.01	—	—
Total income (loss) from investment operations	0.73	1.29	(0.54)	0.23	1.38
Dividends from net investment income	(0.17)	(0.23)	(0.27)	—	(0.13)
Net asset value, end of year	$12.08	$11.52	$10.46	$11.27	$11.04
Total investment return[3]	6.34%	12.51%	(4.81)%[4]	2.08%	14.20%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.40%	1.39%	1.36%	1.32%	1.30%
Expenses after fee waivers and/or expense reimbursements	1.20%	1.25%	1.35%	1.32%	1.30%
Net investment income (loss)	0.39%	0.16%	0.09%	(0.01)%	0.17%
Supplemental data:
Net assets, end of year (000's)	$159,678	$174,148	$190,813	$234,665	$309,296
Portfolio turnover	54%	56%	60%	62%	49%

Class P

	Year ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.78	$10.69	$11.51	$11.25	$9.98
Net investment income[1]	0.08	0.05	0.04	0.03	0.05
Net realized and unrealized gain (loss)	0.68	1.30	(0.56)	0.23	1.39
Net increase from payment by Advisor	—	—	0.01	—	—
Total income (loss) from investment operations	0.76	1.35	(0.51)	0.26	1.44
Dividends from net investment income	(0.20)	(0.26)	(0.31)	—	(0.17)
Net asset value, end of year	$12.34	$11.78	$10.69	$11.51	$11.25
Total investment return[3]	6.56%	12.85%	(4.50)%[4]	2.31%	14.56%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.14%	1.12%	1.09%	1.04%	1.00%
Expenses after fee waivers and/or expense reimbursements	0.95%	1.00%	1.09%	1.04%	1.00%
Net investment income	0.64%	0.41%	0.34%	0.26%	0.51%
Supplemental data:
Net assets, end of year (000's)	$64,009	$67,156	$91,004	$124,415	$129,417
Portfolio turnover	54%	56%	60%	62%	49%

1  Calculated using the average share method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

UBS Global Allocation Fund

Financial highlights

Class C

	Year ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.21	$10.15	$10.92	$10.79	$9.55
Net investment income (loss)[1]	(0.04)	(0.06)	(0.07)	0.22	(0.06)
Net realized and unrealized gain (loss)	0.65	1.24	(0.54)	0.13	1.34
Net increase from payment by Advisor	—	—	0.01	—	—
Total income (loss) from investment operations	0.61	1.18	(0.60)	0.13	1.28
Dividends from net investment income	(0.07)	(0.12)	(0.17)	—	(0.04)
Net asset value, end of year	$11.75	$11.21	$10.15	$10.92	$10.79
Total investment return[3]	5.48%	11.76%	(5.49)%[4]	1.20%	13.31%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.18%	2.16%	2.15%	2.10%	2.08%
Expenses after fee waivers and/or expense reimbursements	1.95%	2.01%	2.10%	2.10%	2.08%
Net investment loss	(0.37)%	(0.60)%	(0.66)%	(0.79)%	(0.59)%
Supplemental data:
Net assets, end of year (000's)	$83,432	$96,356	$116,057	$145,277	$174,078
Portfolio turnover	54%	56%	60%	62%	49%

4  During the year ended June 30, 2016, the Advisor reimbursed the Fund $316,557 which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions. If payment from Advisor was not made, the estimated total return would have been -4.90% for A shares, -5.59% for C shares, and -4.59% for P shares.

See accompanying notes to financial statements.

UBS Emerging Markets Equity Opportunity Fund

Financial highlights

Selected data for one share of beneficial interest outstanding throughout the period is presented below:

Class P2
Period ended June 30, 2018[1]
Net asset value, beginning of period	$10.00
Net investment income[2]	0.03
Net realized and unrealized loss	(0.63)
Total loss from investment operations	(0.60)
Net asset value, end of period	$9.40
Total investment return[3]	(5.90)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	4.39%[4]
Expenses after fee waivers and/or expense reimbursements	0.44%[4]
Net investment income	4.05%[4]
Supplemental data:
Net assets, end of period (000's)	$94,349
Portfolio turnover	0%

1  For the period June 4, 2018 (commencement of operations) through June 30, 2018.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of the period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

See accompanying notes to financial statements.

UBS International Sustainable Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

Class A

	Year ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.58	$8.05	$9.47	$8.95	$7.55
Net investment income[1]	0.08	0.19	0.13	0.10	0.08
Net realized and unrealized gain (loss)	0.66	1.51	(1.47)	0.53	1.51
Net increase from payment by Advisor	—	—	0.01	—	—
Total income (loss) from investment operations	0.74	1.70	(1.33)	0.63	1.59
Dividends from net investment income	(0.12)	(0.17)	(0.09)	(0.11)	(0.19)
Net asset value, end of year	$10.20	$9.58	$8.05	$9.47	$8.95
Total investment return[2]	7.67%	21.43%	(14.07)%[3]	7.14%	21.32%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.02%	2.25%	2.37%	2.47%	2.74%
Expenses after fee waivers and/or expense reimbursements	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	0.79%	2.16%	1.59%	1.09%	0.91%
Supplemental data:
Net assets, end of year (000's)	$8,049	$15,811	$5,204	$6,371	$7,541
Portfolio turnover	43%	33%	114%	42%	137%

Class P

	Year ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.61	$8.08	$9.50	$8.99	$7.58
Net investment income[1]	0.14	0.14	0.16	0.13	0.09
Net realized and unrealized gain (loss)	0.63	1.58	(1.48)	0.51	1.53
Net increase from payment by Advisor	—	—	0.01	—	—
Total income (loss) from investment operations	0.77	1.72	(1.31)	0.64	1.62
Dividends from net investment income	(0.15)	(0.19)	(0.11)	(0.13)	(0.21)
Net asset value, end of year	$10.23	$9.61	$8.08	$9.50	$8.99
Total investment return[2]	7.94%	21.68%	(13.83)%[3]	7.32%	21.65%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.70%	2.06%	2.12%	2.21%	2.45%
Expenses after fee waivers and/or expense reimbursements	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.37%	1.65%	1.92%	1.40%	1.10%
Supplemental data:
Net assets, end of year (000's)	$65,750	$19,952	$16,277	$17,103	$12,462
Portfolio turnover	43%	33%	114%	42%	137%
1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

UBS International Sustainable Equity Fund

Financial highlights

Class C

	Year ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.35	$7.85	$9.26	$8.80	$7.43
Net investment income[1]	0.02	0.04	0.07	0.04	0.03
Net realized and unrealized gain (loss)	0.63	1.56	(1.44)	0.51	1.47
Net increase from payment by Advisor	—	—	0.01	—	—
Total income (loss) from investment operations	0.65	1.60	(1.36)	0.55	1.50
Dividends from net investment income	(0.07)	(0.10)	0.05	(0.09)	(0.13)
Net asset value, end of year	$9.93	$9.35	$7.85	$9.26	$8.80
Total investment return[2]	6.89%	20.56%	(14.72)%[3]	6.36%	20.32%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.76%	3.11%	3.15%	3.23%	3.54%
Expenses after fee waivers and/or expense reimbursements	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income	0.24%	0.48%	0.86%	0.46%	0.37%
Supplemental data:
Net assets, end of year (000's)	$3,041	$2,040	$2,351	$2,672	$1,579
Portfolio turnover	43%	33%	114%	42%	137%

3  During the year ended June 30, 2016, the Advisor reimbursed the Fund $34,326, which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions, and $5,471 for a trading error. lf payment from Advisor was not made, the estimated total return would have been -14.18% for A shares, -14.83% for C shares, and -13.94% for P shares.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

Class A

	Year ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$21.26	$17.75	$23.60	$24.76	$20.10
Net investment loss[1]	(0.17)	(0.15)	(0.13)	(0.16)	(0.21)
Net realized and unrealized gain (loss)	4.92	4.34	(3.89)	3.38	5.40
Total income (loss) from investment operations	4.75	4.19	(4.02)	3.22	5.19
Distributions from net realized gains	(5.27)	(0.68)	(1.83)	(4.38)	(0.53)
Net asset value, end of year	$20.74	$21.26	$17.75	$23.60	$24.76
Total investment return[2]	26.17%	23.75%	(17.58)%	15.61%	26.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.66%	1.56%	1.53%	1.51%	1.45%
Expenses after fee waivers and/or expense reimbursements	1.24%	1.24%	1.24%	1.35%	1.40%
Net investment loss	(0.83)%	(0.77)%	(0.65)%	(0.69)%	(0.92)%
Supplemental data:
Net assets, end of year (000's)	$26,498	$27,464	$28,048	$46,813	$42,552
Portfolio turnover	67%	50%	109%	64%	57%

Class P

	Year ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$22.92	$19.05	$25.11	$26.00	$21.01
Net investment loss[1]	(0.13)	(0.11)	(0.08)	(0.11)	(0.15)
Net realized and unrealized gain (loss)	5.37	4.66	(4.15)	3.60	5.67
Total income (loss) from investment operations	5.24	4.55	(4.23)	3.49	5.52
Distributions from net realized gains	(5.27)	(0.68)	(1.83)	(4.38)	(0.53)
Net asset value, end of year	$22.89	$22.92	$19.05	$25.11	$26.00
Total investment return[2]	26.50%	24.09%	(17.39)%	15.93%	26.79%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.34%	1.22%	1.17%	1.10%	1.09%
Expenses after fee waivers and/or expense reimbursements	0.99%	0.99%	0.99%	1.07%	1.09%
Net investment loss	(0.58)%	(0.50)%	(0.40)%	(0.43)%	(0.61)%
Supplemental data:
Net assets, end of year (000's)	$88,845	$75,770	$130,227	$178,495	$226,376
Portfolio turnover	67%	50%	109%	64%	57%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Financial highlights

Class C

	Year ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$17.92	$15.16	$20.60	$22.32	$18.29
Net investment loss[1]	(0.26)	(0.26)	(0.23)	(0.29)	(0.35)
Net realized and unrealized gain (loss)	3.98	3.70	(3.38)	2.95	4.91
Total income (loss) from investment operations	3.72	3.44	(3.61)	2.66	4.56
Distributions from net realized gains	(5.27)	(0.68)	(1.83)	(4.38)	(0.53)
Net asset value, end of year	$16.37	$17.92	$15.16	$20.60	$22.32
Total investment return[2]	25.30%	22.77%	(18.18)%	14.71%	25.51%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.39%	2.29%	2.28%	2.24%	2.24%
Expenses after fee waivers and/or expense reimbursements	1.99%	1.99%	1.99%	2.10%	2.15%
Net investment loss	(1.58)%	(1.52)%	(1.39)%	(1.44)%	(1.67)%
Supplemental data:
Net assets, end of year (000's)	$3,618	$4,109	$4,385	$5,398	$3,687
Portfolio turnover	67%	50%	109%	64%	57%

UBS U.S. Sustainable Equity Fund
(formerly, UBS U.S. Large Cap Equity Fund)

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

Class A

	Year ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$31.21	$25.51	$27.55	$25.03	$19.85
Net investment income[1]	0.16	0.14	0.21	0.14	0.11
Net realized and unrealized gain (loss)	3.20	5.84	(1.88)	2.50	5.23
Total income (loss) from investment operations	3.36	5.98	(1.67)	2.64	5.34
Dividends from net investment income	(0.13)	(0.28)	(0.37)	(0.12)	(0.16)
Net asset value, end of year	$34.44	$31.21	$25.51	$27.55	$25.03
Total investment return[2]	10.79%	23.61%	(6.13)%	10.61%	27.05%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.07%	2.04%	1.93%	1.56%	1.29%
Expenses after fee waivers and/or expense reimbursements	0.95%	0.95%	1.13%	1.20%	1.20%
Net investment income	0.48%	0.49%	0.81%	0.53%	0.47%
Supplemental data:
Net assets, end of year (000's)	$10,586	$11,857	$9,774	$9,784	$9,478
Portfolio turnover	166%	78%	57%	59%	55%

Class P

	Year ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$31.34	$25.61	$27.67	$25.14	$19.94
Net investment income[1]	0.25	0.21	0.26	0.20	0.16
Net realized and unrealized gain (loss)	3.21	5.87	(1.89)	2.52	5.27
Total income (loss) from investment operations	3.46	6.08	(1.63)	2.72	5.43
Dividends from net investment income	(0.20)	(0.35)	(0.43)	(0.19)	(0.23)
Net asset value, end of year	$34.60	$31.34	$25.61	$27.67	$25.14
Total investment return[2]	11.08%	23.87%	(5.91)%	10.90%	27.38%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.79%	1.76%	1.64%	1.07%	0.99%
Expenses after fee waivers and/or expense reimbursements	0.70%	0.70%	0.90%	0.95%	0.95%
Net investment income	0.74%	0.74%	1.00%	0.77%	0.71%
Supplemental data:
Net assets, end of year (000's)	$17,182	$16,754	$15,147	$28,345	$126,735
Portfolio turnover	166%	78%	57%	59%	55%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS U.S. Sustainable Equity Fund
(formerly, UBS U.S. Large Cap Equity Fund)

Financial highlights

Class C

	Year ended June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$29.86	$24.41	$26.34	$23.99	$19.06
Net investment income (loss)[1]	(0.09)	(0.07)	0.01	(0.05)	(0.06)
Net realized and unrealized gain (loss)	3.07	5.59	(1.80)	2.40	5.03
Total income (loss) from investment operations	2.98	5.52	(1.79)	2.35	4.97
Dividends from net investment income	—	(0.07)	(0.14)	—	(0.04)
Net asset value, end of year	$32.84	$29.86	$24.41	$26.34	$23.99
Total investment return[2]	9.98%	22.63%	(6.82)%	9.80%	26.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.83%	2.81%	2.68%	2.31%	2.08%
Expenses after fee waivers and/or expense reimbursements	1.70%	1.70%	1.88%	1.95%	1.95%
Net investment income (loss)	(0.27)%	(0.26)%	0.03%	(0.22)%	(0.27)%
Supplemental data:
Net assets, end of year (000's)	$1,731	$2,009	$2,130	$2,643	$3,299
Portfolio turnover	166%	78%	57%	59%	55%

UBS Municipal Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Year ended June 30,			Period ended
	2018	2017	2016	June 30, 2015[1]
Net asset value, beginning of period	$10.23	$10.52	$9.94	$10.00
Net investment income[2]	0.16	0.15	0.17	0.09
Net realized and unrealized gain (loss)	(0.16)	(0.27)	0.59	(0.06)
Total income (loss) from investment operations	—	(0.12)	0.76	0.03
Dividends from net investment income	(0.16)	(0.15)	(0.18)	(0.09)
Distributions from net realized gains	—	(0.02)	—	—
Total dividends and distributions	(0.16)	(0.17)	(0.18)	(0.09)
Net asset value, end of period	$10.07	$10.23	$10.52	$9.94
Total investment return[3]	0.04%	(1.11)%	7.74%	0.30%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.03%	1.00%	1.15%	1.46%[4]
Expenses after fee waivers and/or expense reimbursements	0.65%	0.65%	0.65%	0.65%[4]
Net investment income	1.61%	1.42%	1.66%	1.43%[4]
Supplemental data:
Net assets, end of period (000's)	$9,378	$21,007	$17,671	$10,929
Portfolio turnover[5]	39%	60%	100%	72%

Class P

	Year ended June 30,			Period ended
	2018	2017	2016	June 30, 2015[1]
Net asset value, beginning of period	$10.22	$10.52	$9.94	$10.00
Net investment income[2]	0.19	0.17	0.19	0.10
Net realized and unrealized gain (loss)	(0.16)	(0.28)	0.60	(0.05)
Total income (loss) from investment operations	0.03	(0.11)	0.79	0.05
Dividends from net investment income	(0.19)	(0.17)	(0.21)	(0.11)
Distributions from net realized gains	—	(0.02)	—	—
Total dividends and distributions	(0.19)	(0.19)	(0.21)	(0.11)
Net asset value, end of period	$10.06	$10.22	$10.52	$9.94
Total investment return[3]	0.30%	(0.97)%	8.01%	0.45%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.79%	0.77%	0.89%	1.23%[4]
Expenses after fee waivers and/or expense reimbursements	0.40%	0.40%	0.40%	0.40%[4]
Net investment income	1.88%	1.68%	1.89%	1.63%[4]
Supplemental data:
Net assets, end of period (000's)	$107,153	$101,601	$90,146	$46,993
Portfolio turnover[5]	39%	60%	100%	72%

1  For the period November 10, 2014 (commencement of operations) through June 30, 2015.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

UBS Municipal Bond Fund

Financial highlights

Class C

	Year ended June 30,			Period ended
	2018	2017	2016	June 30, 2015[1]
Net asset value, beginning of period	$10.22	$10.52	$9.94	$10.00
Net investment income[2]	0.11	0.09	0.12	0.06
Net realized and unrealized gain (loss)	(0.16)	(0.28)	0.59	(0.06)
Total income (loss) from investment operations	(0.05)	(0.19)	0.71	0.00[6]
Dividends from net investment income	(0.11)	(0.09)	(0.13)	(0.06)
Distributions from net realized gains	—	(0.02)	—	—
Total dividends and distributions	(0.11)	(0.11)	(0.13)	(0.06)
Net asset value, end of period	$10.06	$10.22	$10.52	$9.94
Total investment return[3]	(0.45)%	(1.71)%	7.21%	0.03%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.55%	1.52%	1.65%	1.98%[4]
Expenses after fee waivers and/or expense reimbursements	1.15%	1.15%	1.15%	1.14%[4]
Net investment income	1.12%	0.92%	1.15%	0.94%[4]
Supplemental data:
Net assets, end of period (000's)	$4,829	$5,815	$6,164	$2,948
Portfolio turnover[5]	39%	60%	100%	72%

5  Effective with the fiscal year ended June 30, 2017, calculation of the portfolio turnover rate excludes transactions involving variable-rate demand notes,which are considered short-term instruments due to the ability to demand immediate repayment.

6  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

UBS Total Return Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Year ended June 30, 2018	Period ended June 30, 2017[1]
Net asset value, beginning of period	$14.94	$15.24
Net investment income[2]	0.47	0.25
Net realized and unrealized gain (loss)	(0.65)	(0.30)
Total income (loss) from investment operations	(0.18)	(0.05)
Dividends from net investment income	(0.36)	(0.25)
Return of capital	—	(0.00)[3]
Total dividends and distributions	(0.36)	(0.25)
Net asset value, end of period	$14.40	$14.94
Total investment return[4]	(1.12)%	(0.31)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.45%	1.74%[5]
Expenses after fee waivers and/or expense reimbursements	0.75%	0.75%[5]
Net investment income	3.22%	2.28%[5]
Supplemental data:
Net assets, end of period (000's)	$108	$44
Portfolio turnover	236%	700%

Class P

	Year ended June 30,			Year ended September 30,
			Nine months ended
	2018	2017	June 30, 2016[6]	2015	2014
Net asset value, beginning of period	$14.94	$15.14	$14.98	$15.99	$15.89
Net investment income[2]	0.49	0.37	0.36	0.64	0.60
Net realized and unrealized gain (loss)	(0.63)	(0.18)	0.13	(0.96)	0.44
Total income (loss) from investment operations	(0.14)	0.19	0.49	(0.32)	1.04
Dividends from net investment income	(0.39)	(0.39)	(0.33)	(0.64)	(0.62)
Distributions from net realized gains	—	—	—	(0.05)	(0.32)
Return of capital	—	(0.00)[3]	—	—	—
Total dividends and distributions	(0.39)	(0.39)	(0.33)	(0.69)	(0.94)
Net asset value, end of period	$14.41	$14.94	$15.14	$14.98	$15.99
Total investment return[4]	(0.88)%	1.32%	3.33%	(2.05)%	6.77%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.30%	1.29%	1.21%[5]	0.75%	0.83%
Expenses after fee waivers and/or expense reimbursements	0.50%	0.50%	1.16%[5]	0.75%	0.83%
Net investment income	3.29%	2.45%	3.22%[5]	4.04%	3.76%
Supplemental data:
Net assets, end of period (000's)	$41,245	$49,919	$126,922	$131,473	$140,338
Portfolio turnover	236%	700%	251%	26%	44%

1  For the period September 29, 2016 (commencement of operations) through June 30, 2017.

2  Calculated using the average share method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  Annualized.

6  On May 23, 2016 Class P shares of the UBS Total Return Bond Fund acquired the assets and liabilities of Fort Dearborn Income Securities, Inc., a closed-end management investment company (the "Predecessor Fund"). The UBS Total Return Bond Fund's Class P shares have adopted the historical performance of the Predecessor Fund. In connection with the Reorganization, the fiscal year end for UBS Total Return Bond Fund has changed from September 30th to June 30th. As such, the fiscal period ended June 30, 2016 for UBS Total Return Bond Fund reflects the nine month period from October 1, 2015 through June 30, 2016.

See accompanying notes to financial statements.

UBS Total Return Bond Fund

Financial highlights

Class C

	Year ended June 30, 2018	Period ended June 30, 2017[1]
Net asset value, beginning of period	$14.94	$15.24
Net investment income[2]	0.35	0.19
Net realized and unrealized loss	(0.61)	(0.30)
Total loss from investment operations	(0.26)	(0.11)
Dividends from net investment income	(0.28)	(0.19)
Return of capital	—	(0.00)[3]
Total dividends and distributions	(0.28)	(0.19)
Net asset value, end of period	$14.40	$14.94
Total investment return[4]	(1.76)%	(0.66)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.36%	2.14%[5]
Expenses after fee waivers and/or expense reimbursements	1.25%	1.25%[5]
Net investment income	2.35%	1.71%[5]
Supplemental data:
Net assets, end of period (000's)	$63	$43
Portfolio turnover	236%	700%

The UBS Funds

Notes to financial statements

Organization and significant accounting policies

The UBS Funds (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has eight Funds available for investment, each having its own investment objectives and policies: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS International Sustainable Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund), UBS Municipal Bond Fund and UBS Total Return Bond Fund, (each a "Fund", and collectively, the "Funds"). Each of the Funds is classified as a diversified investment company with the exception of UBS Dynamic Alpha Fund and UBS Municipal Bond Fund, which are classified as non-diversified for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor") serves as the investment advisor and administrator for the Funds. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Funds. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Funds currently offer Class A, Class C and Class P shares, with the exception of UBS Emerging Markets Equity Opportunity Fund, which currently offers Class P2 shares only. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class P and Class P2 shares have no service or distribution plan.

The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on a pro rata basis.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Under certain circumstances, shareholders of the Funds may receive payment for redemptions in securities rather than in cash.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In October 2016, the SEC adopted new rules and forms, and amendments to certain then current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in the investment company financial

The UBS Funds

Notes to financial statements

statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds' financial statements as of August 1, 2017. The adoption had no effect on the Funds' net assets or results of operations.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the specific identified cost method. Dividend income and expense are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation: The books and records of the Funds are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages

The UBS Funds

Notes to financial statements

in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Valuation of investments

Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and Good Friday. To the extent that a Fund's assets are traded in other markets on days when the NYSE is not open, the value of a Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

The UBS Funds

Notes to financial statements

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than

The UBS Funds

Notes to financial statements

valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of each Fund's Portfolio of investments.

Investments

Real estate investment trusts: Certain Funds may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Mortgage-backed securities: Certain Funds may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

The UBS Funds

Notes to financial statements

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Asset-backed securities: Certain Funds may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Short sales: UBS Dynamic Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Total Return Bond Fund may engage in short sale transactions in which the Fund sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

The Fund must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Fund will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. Each Fund segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. Each Fund incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Fund.

Because a Fund's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Fund's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Fund's potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Fund.

The UBS Funds

Notes to financial statements

For the period ended June 30, 2018, UBS Dynamic Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Total Return Bond Fund did not engage in short sale transactions.

Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's portfolio footnotes.

Derivative instruments

Purchased options: Certain Funds may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments of unaffiliated issuers, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing: Certain Funds may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Funds trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Funds would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively.

The UBS Funds

Notes to financial statements

Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At June 30, 2018, UBS Total Return Bond Fund had maximum payout amounts of approximately $1,000,000 relating to written put option contracts.

Futures contracts: Certain Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Forward foreign currency contracts: Certain Funds may enter into forward foreign currency contracts in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Swap agreements: Certain Funds may engage in swap agreements, including, but not limited to, interest rate, credit default and total return swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain or loss on swap agreements, in addition to realized gain or loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

The UBS Funds

Notes to financial statements

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The UBS Funds

Notes to financial statements

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Fund is the seller of protection are disclosed under the section "Credit default swap agreements on corporate issues—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Fund will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

Derivatives by underlying risk: Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended June 30, 2018, except forward foreign currency contracts for UBS Total Return Bond Fund for which the volume during the period was higher than at period ended.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts

The UBS Funds

Notes to financial statements

that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2018 is reflected in the Statement of assets and liabilities.

At June 30, 2018, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Dynamic Alpha Fund
Forward foreign currency contracts	$—	$3,935,180	$—	$—	$3,935,180
Futures contracts	3,467	—	—	120,208	123,675
Swap agreements	—	—	185,449	—	185,449
Total value	$3,467	$3,935,180	$185,449	$120,208	$4,244,304

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Dynamic Alpha Fund
Forward foreign currency contracts	$—	$(1,720,992)	$—	$—	$(1,720,992)
Futures contracts	(144,686)	—	—	(1,166,662)	(1,311,348)
Swap agreements	—	—	(365,320)	—	(365,320)
Total value	$(144,686)	$(1,720,992)	$(365,320)	$(1,166,662)	$(3,397,660)

During the period ended June 30, 2018, net realized gains (losses) and change in net unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Dynamic Alpha Fund
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$(2,597,979)	$—	$—	$(2,597,979)
Futures contracts	(929,307)	—	—	135,927	(793,380)
Swap agreements	—	—	(1,596,352)	—	(1,596,352)
Total net realized gain (loss)	$(929,307)	$(2,597,979)	$(1,596,352)	$135,927	$(4,981,711)
Change in net unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	$—	$3,677,939	$—	$—	$3,677,939
Futures contracts	(381,997)	—	—	(1,351,346)	(1,733,343)
Swap agreements	—	—	511,708	—	511,708
Total change in net unrealized appreciation (depreciation)	$(381,997)	$3,677,939	$511,708	$(1,351,346)	$2,456,304

Table footnotes begin on page 135.

The UBS Funds

Notes to financial statements

At June 30, 2018, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Global Allocation Fund
Forward foreign currency contracts	$—	$3,827,608	$—	$—	$3,827,608
Futures contracts	1,265,006	—	—	1,049,871	2,314,877
Options purchased	—	—	—	579,624	579,624
Swap agreements	—	—	490,555	—	490,555
Total value	$1,265,006	$3,827,608	$490,555	$1,629,495	$7,212,664

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Global Allocation Fund
Forward foreign currency contracts	$—	$(3,114,959)	$—	$—	$(3,114,959)
Futures contracts	(385,235)	—	—	(1,595,908)	(1,981,143)
Swap agreements	—	—	(717,200)	—	(717,200)
Total value	$(385,235)	$(3,114,959)	$(717,200)	$(1,595,908)	$(5,813,302)

During the period ended June 30, 2018, net realized gains (losses) and change in net unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Global Allocation Fund
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$(712,390)	$—	$—	$(712,390)
Futures contracts	(2,856,878)	—	—	(1,093,319)	(3,950,197)
Swap agreements	—	—	1,519,732	—	1,519,732
Total net realized gain (loss)	$(2,856,878)	$(712,390)	$1,519,732	$(1,093,319)	$(3,142,855)
Change in net unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	$—	$1,346,266	$—	$—	$1,346,266
Futures contracts	1,287,197	—	—	(565,800)	721,397
Options purchased	—	—	—	(665,930)	(665,930)
Swap agreements	—	—	(916,472)	—	(916,472)
Total change in net unrealized appreciation (depreciation)	$1,287,197	$1,346,266	$(916,472)	$(1,231,730)	$485,261

Table footnotes begin on page 135.

The UBS Funds

Notes to financial statements

At June 30, 2018, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Total Return Bond Fund
Futures contracts	$86,338	$—	$—	$—	$86,338
Forward foreign currency contracts	—	23,002	—	—	23,002
Options and swaptions purchased	—	1,578	—	—	1,578
Total value	$86,338	$24,580	$—	$—	$110,918

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Total Return Bond Fund
Futures contracts	$(49,664)	$—	$—	$—	$(49,664)
Forward foreign currency contracts	—	(6,599)	—	—	(6,599)
Options and swaptions written	—	—	(13)	—	(13)
Total value	$(49,664)	$(6,599)	$(13)	$—	$(56,276)

During the period ended June 30, 2018, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Total Return Bond Fund
Net realized gain (loss)[3]
Futures contracts	$26,947	$—	$—	$—	$26,947
Forward foreign currency contracts	—	7,156	—	—	7,156
Options and swaptions purchased	—	12,840	—	—	12,840
Options and swaptions written	—	—	8,105	—	8,105
Swap agreements	41,606	—	—	—	41,606
	$68,553	$19,996	$8,105	$—	$96,654
Net change in unrealized appreciation (depreciation)[4]
Futures contracts	$(41,231)	$—	$—	$—	$(41,231)
Forward foreign currency contracts	—	140	—	—	140
Options and swaptions purchased	—	(3,905)	—	—	(3,905)
Options and swaptions written	—	—	987	—	987
Swap agreements	(7,242)	—	—	—	(7,242)
Net change in appreciation (depreciation)	$(48,473)	$(3,765)	$987	$—	$(51,251)

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

The UBS Funds

Notes to financial statements

2  In the Statement of assets and liabilities, options written are shown within options written, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options purchased is shown in the Statement of operations in net realized gain (loss) on investments in unaffiliated issuers.

4  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives: The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At June 30, 2018, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were follows:

UBS Dynamic Alpha Fund

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$3,935,180	$(1,720,992)
Futures contracts[1]	123,675	(1,311,348)
Swap agreements[1]	185,449	(365,320)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	$4,244,304	$(3,397,660)
Derivatives not subject to MNA or similar agreements	(308,047)	1,676,668
Total gross amount of assets and liabilities subject to MNA or similar agreements	$3,936,257	$(1,720,992)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
BB	$190,999	$(190,999)	$—	$—
CITI	630,693	(229,283)	—	401,410
CSI	357,749	(5,826)	—	351,923
GSI	257,375	(164,806)	—	92,569
JPMCB	1,384,776	(725,577)	—	659,199
MSCI	1,113,588	(254,517)	—	859,071
Total	$3,935,180	$(1,571,008)	$—	$2,364,172

The UBS Funds

Notes to financial statements

Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
BB	$(322,645)	$190,999	$—	$(131,646)
BOA	(18,338)	—	—	(18,338)
CITI	(229,283)	229,283	—	—
CSI	(5,826)	5,826	—	—
GSI	(164,806)	164,806	—	—
JPMCB	(725,577)	725,577	—	—
MSCI	(254,517)	254,517	—	—
Total	$(1,720,992)	$1,571,008	$—	$(149,984)

Table footnotes begin on page 138.

At June 30, 2018, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable MNA or similar agreement were follows:

UBS Global Allocation Fund

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$3,827,608	$(3,114,959)
Futures contracts[1]	2,314,877	(1,981,143)
Options purchased	579,624	—
Swap agreements[1]	490,555	(717,200)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	$7,212,664	$(5,813,302)
Derivatives not subject to MNA or similar agreements	(3,385,056)	2,698,343
Total gross amount of assets and liabilities subject to MNA or similar agreements	$3,827,608	$(3,114,959)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
CITI	$1,509,820	$(1,143,279)	$—	$366,541
GSI	1,065,733	(816,781)	—	248,952
JPMCB	694,128	(488,425)	—	205,703
MSCI	557,927	(437,354)	—	120,573
Total	$3,827,608	$(2,885,839)	$—	$941,769

The UBS Funds

Notes to financial statements

Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
BB	$(24,495)	$—	$—	$(24,495)
CITI	(1,143,279)	1,143,279	—	—
CSI	(204,625)	—	—	(204,625)
GSI	(816,781)	816,781	—	—
JPMCB	(488,425)	488,425	—	—
MSCI	(437,354)	437,354	—	—
Total	$(3,114,959)	$2,885,839	$—	$(229,120)

At June 30, 2018, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable MNA or similar agreement were as follows:

UBS Total Return Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$23,002	$(6,599)
Futures contracts[1]	86,338	(49,664)
Options purchased	1,578	—
Swaptions written	—	(13)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	$110,918	$(56,276)
Derivatives not subject to MNA or similar agreements	(87,916)	49,677
Total gross amount of assets and liabilities subject to MNA or similar agreements	$23,002	$(6,599)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
CITI	$23,002	$(672)	$—	$22,330
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
CITI	$(672)	$672	$—	$—
GSI	(5,927)	—	—	(5,927)
Total	$(6,599)	$672	$—	$(5,927)

1  Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

The UBS Funds

Notes to financial statements

Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Global Allocation Fund	0.800%	0.750%	0.700%	0.675%	0.650%	0.630%	0.610%

Fund	$0 to $250 mm	$250 mm to $500 mm	$500 mm to $750 mm	$750 mm to $1.0 billion	$1.0 billion and over
UBS Emerging Markets Equity Opportunity Fund	0.900%	0.875%	0.850%	0.825%	0.750%
Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS International Sustainable Equity Fund	0.800%	0.750%	0.700%	0.675%	0.650%
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825
UBS U.S. Sustainable Equity Fund	0.700	0.650	0.600	0.575	0.550

Fund	All assets
UBS Municipal Bond Fund	0.400%
UBS Total Return Bond Fund	0.500

For UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS International Sustainable Equity Fund, UBS U.S. Sustainable Equity Fund, UBS Municipal Bond Fund and UBS Total Return Bond Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Funds' operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Dynamic Alpha Fund and UBS U.S. Small Cap Growth Fund the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. The contractual fee waiver and/or expense reimbursement agreement for each Fund, except UBS International Sustainable Equity Fund, will remain in place through the period ending October 29, 2018. The fee waiver and/or expense reimburse-

The UBS Funds

Notes to financial statements

ment for UBS International Sustainable Equity Fund is irrevocable. Investment advisory fees, including the dollar amount waived or reimbursed, for the period ended June 30, 2018 were as follows:

Fund	Class A expense cap	Class C expense cap	Class P expense cap	Class P2 expense cap		Amount due to or (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed	Recoupments
UBS Dynamic Alpha Fund	1.35%	2.10%	1.10%	—		$95,643	$1,017,583	$(406,007)	$—
UBS Global Allocation Fund	1.20	1.95	0.95	—		163,574	2,658,123	(695,208)	—
UBS Emerging Markets Equity Opportunity Fund	—	—	—	0.40	%*	(1,816)	22,949	(91,910)
UBS International Sustainable Equity Fund	1.25	2.00	1.00	—		1,817	371,332	(331,451)	—
UBS U.S. Small Cap Growth Fund	1.24	1.99	0.99	—		69,334	921,463	(397,130)	—
UBS U.S. Sustainable Equity Fund	0.95	1.70	0.70	—		(44,213)	214,234	(337,071)	—
UBS Municipal Bond Fund	0.65	1.15	0.40	—		(9,731)	510,030	(491,680)	—
UBS Total Return Bond Fund	0.75	1.25	0.50	—		348	230,341	(367,910)	—

*  Effective June 22, 2018. From the period June 4, 2018 (commencement of operations) to June 21, 2018, the expense cap was 0.50%.

Each Fund, except for UBS International Sustainable Equity Fund and UBS Emerging Markets Equity Opportunity Fund Class P2, will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the period ended June 30, 2018 are subject to repayment through June 30, 2021.

At June 30, 2018, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2019	Expires June 30, 2020	Expires June 30, 2021
UBS Dynamic Alpha Fund—Class A	$284,406	$73,863	$78,717	$131,826
UBS Dynamic Alpha Fund—Class C	140,675	44,827	39,316	56,532
UBS Dynamic Alpha Fund—Class P	609,620	194,170	197,801	217,649
UBS Global Allocation Fund—Class A	620,649	26,083	244,083	350,483
UBS Global Allocation Fund—Class C	439,281	60,816	163,331	215,134
UBS Global Allocation Fund—Class P	230,448	—	100,857	129,591
UBS U.S. Small Cap Growth Fund—Class A	313,874	109,706	92,631	111,537
UBS U.S. Small Cap Growth Fund—Class C	41,159	13,652	12,605	14,902
UBS U.S. Small Cap Growth Fund—Class P	835,307	274,790	289,826	270,691
UBS U.S. Sustainable Equity Fund—Class A	312,771	75,018	112,035	125,718
UBS U.S. Sustainable Equity Fund—Class C	63,040	17,727	23,567	21,746
UBS U.S. Sustainable Equity Fund—Class P	533,346	172,060	171,679	189,607
UBS Municipal Bond Fund—Class A	194,161	65,430	78,706	50,025
UBS Municipal Bond Fund—Class C	67,280	22,631	23,093	21,556
UBS Municipal Bond Fund—Class P	1,048,397	271,844	356,454	420,099
UBS Total Return Bond Fund—Class A	471	—	193[1]	278

The UBS Funds

Notes to financial statements

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2019	Expires June 30, 2020	Expires June 30, 2021
UBS Total Return Bond Fund—Class C	$894	$—	$431[1]	$463
UBS Total Return Bond Fund—Class P	953,723	42,595	543,959	367,169

1  For the period from September 29, 2016 (commencement of operations) through June 30, 2017.

Each Fund pays UBS AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended June 30, 2018, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Dynamic Alpha Fund	$4,628	$89,787
UBS Global Allocation Fund	19,267	249,200
UBS Emerging Markets Equity Opportunity Fund	1,745	1,745
UBS International Sustainable Equity Fund	4,809	34,812
UBS U.S. Small Cap Growth Fund	7,412	81,306
UBS U.S. Sustainable Equity Fund	1,887	22,954
UBS Municipal Bond Fund	7,563	95,631
UBS Total Return Bond Fund	2,574	34,551

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended June 30, 2018 have been included near the end of each Fund's Portfolio of investments.

During the period ended June 30, 2018, the Funds listed below paid broker commissions to affiliates of the investment advisor as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within investments at cost of unaffiliated issuers, and the Statement of operations within net realized gain (loss) on, and/or change in net unrealized appreciation (depreciation) on investments and/or futures contracts.

Fund	UBS Group AG
UBS Global Allocation Fund	$477
UBS International Sustainable Equity Fund	3,790
UBS U.S. Small Cap Growth Fund	11
UBS U.S. Sustainable Equity Fund	538

Service and distribution plans

UBS AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C shares. Annual

The UBS Funds

Notes to financial statements

fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class C
UBS Dynamic Alpha Fund	0.25%	1.00%
UBS Global Allocation Fund	0.25	1.00
UBS International Sustainable Equity Fund	0.25	1.00
UBS U.S. Small Cap Growth Fund	0.25	1.00
UBS U.S. Sustainable Equity Fund	0.25	1.00
UBS Municipal Bond Fund	0.25	0.75
UBS Total Return Bond Fund	0.25	0.75

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares. At June 30, 2018, certain Funds owed UBS AM (US) service and distribution fees, and for the period ended June 30, 2018, certain Funds were informed by UBS AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned by distributor
UBS Dynamic Alpha Fund—Class A	$6,472	$2,259
UBS Dynamic Alpha Fund—Class C	10,060	—
UBS Global Allocation Fund—Class A	32,970	17,010
UBS Global Allocation Fund—Class C	69,246	42
UBS International Sustainable Equity Fund—Class A	1,654	40,706
UBS International Sustainable Equity Fund—Class C	2,542	13
UBS U.S. Small Cap Growth Fund—Class A	5,346	12,556
UBS U.S. Small Cap Growth Fund—Class C	2,979	—
UBS U.S. Sustainable Equity Fund—Class A	2,201	1,450
UBS U.S. Sustainable Equity Fund—Class C	1,389	—
UBS Municipal Bond Fund—Class A	1,827	13,019
UBS Municipal Bond Fund—Class C	404	911
UBS Total Return Bond Fund—Class A	10	—
UBS Total Return Bond Fund—Class C	53	—

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Funds pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Funds' transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the period ended June 30, 2018, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total delegated service fees as follows:

Fund	Delegated services fees earned
UBS Dynamic Alpha Fund	$32,938
UBS Global Allocation Fund	90,641
UBS Emerging Markets Equity Opportunity Fund	1,197
UBS International Sustainable Equity Fund	5,578
UBS U.S. Small Cap Growth Fund	5,865

The UBS Funds

Notes to financial statements

Fund	Delegated services fees earned
UBS U.S. Sustainable Equity Fund	$2,449
UBS Municipal Bond Fund	14,535
UBS Total Return Bond Fund	1,193

Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. When loaning portfolio securities, each Fund will initially require the borrower to provide the Fund with collateral in an amount at least equal to 102% of the market value of the loaned securities with respect to domestic securities or 105% of the market value of the loaned securities with respect to foreign securities, provided that loans of "Government Securities" as defined in the 1940 Act may be collateralized at 100%. Thereafter, collateral will generally be maintained in an amount at least equal to 102% of the value of the securities loaned with respect to domestic securities, 105% of the value of the securities loaned with respect to foreign securities, or 100% of the value of the securities loaned with respect to "Government Securities." Occasionally, for certain securities, the market value of the collateral may fall below the collateral amount stated above by a de minimis amount for a period of time. However, at no time will the market value of the collateral fall below the market value of the loaned securities with respect to domestic securities or 102% of the value of the loaned securities with respect to foreign securities.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government or government agency securities or, under certain conditions, bank letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in each Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Funds' lending agent.

At June 30, 2018, the Funds did not have any securities on loan.

Bank line of credit

The Funds participate with other funds managed by UBS AM in a $125 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Fund covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Funds and the other 50% of the allocation is based on utilization. For the period ended June 30, 2018, the Funds had no borrowings under the Committed Credit Facility.

Commission recapture program

Certain Funds participate in a brokerage commission recapture program. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended June 30, 2018, the following Funds

The UBS Funds

Notes to financial statements

recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers:

Fund	Amount
UBS Global Allocation Fund	$122
UBS U.S. Small Cap Growth Fund	21,559
UBS U.S. Sustainable Equity Fund	785

Purchases and sales of securities

For the period ended June 30, 2018, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases	Sales
UBS Dynamic Alpha Fund	$18,653,227	$62,360,674
UBS Global Allocation Fund	138,137,718	228,805,193
UBS Emerging Markets Equity Opportunity Fund*	87,795,024	—
UBS International Sustainable Equity Fund	54,999,624	19,223,449
UBS U.S. Small Cap Growth Fund	71,623,167	86,318,847
UBS U.S. Sustainable Equity Fund	50,241,271	54,377,801
UBS Municipal Bond Fund	47,181,971	45,231,886
UBS Total Return Bond Fund	107,117,990	113,295,715

*  Commenced operations on June 4, 2018.

Shares of beneficial interest

There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Funds for the period ended June 30, 2018 were as follows:

UBS Dynamic Alpha Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	31,316	$204,659	9,602	$58,365	442,351	$2,955,988
Shares repurchased	(1,904,131)	(12,419,160)	(846,800)	(5,135,444)	(10,476,773)	(70,241,614)
Net decrease	(1,872,815)	$(12,214,501)	(837,198)	$(5,077,079)	(10,034,422)	$(67,285,626)

UBS Global Allocation Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	289,406	$3,564,575	28,848	$341,578	409,046	$5,029,324
Shares repurchased	(2,359,162)	(28,667,203)	(1,571,007)	(18,660,574)	(1,007,646)	(12,508,312)
Dividends reinvested	179,487	2,178,965	46,140	547,419	81,201	1,006,085
Net increase (decrease)	(1,890,269)	$(22,923,663)	(1,496,019)	$(17,771,577)	(517,399)	$(6,472,903)

The UBS Funds

Notes to financial statements

UBS Emerging Markets Equity Opportunity Fund*

	Class P2
	Shares	Amount
Shares sold	10,035,301	$94,963,376
Shares repurchased	(2,851)	(26,410)
Net increase	1,0,032,450	$94,936,966

*  Commenced operations on June 4, 2018.

UBS International Sustainable Equity Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	196,951	$2,054,040	102,906	$1,044,928	4,773,953	$50,967,066
Shares repurchased	(1,064,788)	(10,673,023)	(16,388)	(170,155)	(460,563)	(4,898,577)
Dividends reinvested	6,904	73,043	1,637	16,928	37,265	395,005
Net increase (decrease)	(860,933)	$(8,545,940)	88,155	$891,701	4,350,655	$46,463,494

UBS U.S. Small Cap Growth Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	290,435	$5,750,755	14,650	$247,378	557,112	$12,279,415
Shares repurchased	(595,980)	(11,835,852)	(88,717)	(1,456,115)	(786,334)	(17,089,357)
Dividends reinvested	291,339	5,232,441	65,635	934,650	803,594	15,911,159
Net increase (decrease)	(14,206)	$(852,656)	(8,432)	$(274,087)	574,372	$11,101,217

UBS U.S. Sustainable Equity Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	15,561	$523,438	7,139	$232,242	29,771	$994,129
Shares repurchased	(89,463)	(2,989,898)	(21,726)	(698,276)	(70,821)	(2,388,437)
Dividends reinvested	1,343	44,336	—	—	3,057	101,176
Net decrease	(72,559)	$(2,422,124)	(14,587)	$(466,034)	(37,993)	$(1,293,132)

UBS Municipal Bond Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	87,495	$891,300	43,409	$445,022	3,312,184	$33,748,266
Shares repurchased	(1,225,823)	(12,579,549)	(137,287)	(1,392,979)	(2,764,240)	(28,033,046)
Dividends reinvested	15,594	158,836	4,802	48,795	161,035	1,635,604
Net increase (decrease)	(1,122,734)	$(11,529,413)	(89,076)	$(899,162)	708,979	$7,350,824

The UBS Funds

Notes to financial statements

UBS Total Return Bond Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	8,147	$118,949	3,138	$46,135	710	$10,588
Shares repurchased	(3,666)	(54,433)	(1,738)	(26,088)	(542,478)	(8,047,420)
Dividends reinvested	65	950	56	815	63,417	937,087
Net increase (decrease)	4,546	$65,466	1,456	$20,862	(478,351)	$(7,099,745)

For the period ended June 30, 2017, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	324,115	$2,048,589	22,260	$131,381	616,014	$3,963,509
Shares repurchased	(4,246,201)	(26,813,692)	(1,863,321)	(10,990,127)	(7,018,203)	(45,473,074)
Dividends reinvested	—	—	—	—	—	—
Net decrease	(3,922,086)	$(24,765,103)	(1,841,061)	$(10,858,746)	(6,402,189)	$(41,509,565)

UBS Global Allocation Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	809,815	$8,846,203	26,726	$284,483	308,851	$3,505,109
Shares repurchased	(4,258,751)	(46,378,135)	(2,964,452)	(31,354,216)	(3,285,596)	(37,526,950)
Dividends reinvested	318,584	3,373,805	103,791	1,073,201	165,115	1,784,889
Net decrease	(3,130,352)	$(34,158,127)	(2,833,935)	$(29,996,532)	(2,811,630)	$(32,236,952)

UBS International Sustainable Equity Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,084,582	$9,431,602	12,501	$107,705	446,870	$3,973,525
Shares repurchased	(92,917)	(825,993)	(96,847)	(811,317)	(427,874)	(3,702,810)
Dividends reinvested	12,031	99,137	3,112	25,111	41,673	344,224
Net increase (decrease)	1,003,696	$8,704,746	(81,234)	$(678,501)	60,669	$614,939

UBS U.S. Large Cap Equity Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	115,398	$3,309,668	3,738	$99,051	16,513	$494,831
Shares repurchased	(121,919)	(3,371,576)	(23,886)	(655,577)	(80,006)	(2,313,002)
Dividends reinvested	3,244	92,024	167	4,560	6,661	189,504
Net increase (decrease)	(3,277)	$30,116	(19,981)	$(551,966)	(56,832)	$(1,628,667)

The UBS Funds

Notes to financial statements

UBS U.S. Small Cap Growth Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	332,360	$6,657,203	12,103	$206,614	1,017,424	$22,030,790
Shares repurchased	(662,420)	(13,149,173)	(79,327)	(1,330,303)	(4,744,999)	(105,130,446)
Dividends reinvested	42,131	843,036	7,412	125,480	196,954	4,244,367
Net decrease	(287,929)	$(5,648,934)	(59,812)	$(998,209)	(3,530,621)	$(78,855,289)

UBS Total Return Bond Fund

	Class A1		Class C1		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,089	$45,442	7,648	$114,229	12,187	$185,609
Shares repurchased	(186)	(2,759)	(4,805)	(70,673)	(5,145,916)	(78,063,500)
Dividends reinvested	24	362	59	863	90,987	1,363,425
Redemption fees	—	—	—	—	—	38,529
Net increase (decrease)	2,927	$43,045	2,902	$44,419	(5,042,742)	$(76,475,937)

1  For the period from September 29, 2016 (commencement of operations) through June 30, 2017.

UBS Municipal Bond Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	949,490	$9,859,344	141,161	$1,453,294	6,020,944	$61,444,005
Shares repurchased	(599,513)	(6,045,175)	(164,230)	(1,663,573)	(4,801,298)	(48,657,125)
Dividends reinvested	24,923	253,441	5,985	60,709	149,567	1,521,104
Net increase (decrease)	374,900	$4,067,610	(17,084)	$(149,570)	1,369,213	$14,307,984

Redemption fees

The Board of Trustees approved a temporary redemption fee of 2.00% following the reorganization of Fort Dearborn Income Securities, Inc. with UBS Total Return Bond Fund. The temporary redemption fee was paid to the UBS Total Return Bond Fund and was in effect until August 22, 2016.

The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets. For the period ended June 30, 2018, redemption fee represented less than $0.005 per share.

Federal tax status

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The UBS Funds

Notes to financial statements

The tax character of distributions paid during the fiscal years ended June 30, 2018 and June 30, 2017 was as follows:

	2018
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
UBS Global Allocation Fund	$—	$4,090,862	$—	$4,090,862
UBS International Sustainable Equity Fund	—	515,646	—	515,646
UBS U.S. Small Cap Growth Fund	—	2,899,291	20,871,646	23,770,937
UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund)	—	153,050	—	153,050
UBS Municipal Bond Fund	2,305,211	887	—	2,306,098
UBS Total Return Bond Fund	—	1,216,036	—	1,216,036

	2017
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from net long-term gains	Return of capital	Total distributions paid
UBS Global Allocation Fund	$—	$6,820,295	$—	$—	$6,820,295
UBS International Sustainable Equity Fund	—	504,602	—	—	504,602
UBS U.S. Small Cap Growth Fund	—	212,094	5,277,977	—	5,490,071
UBS U.S. Sustainable Equity Fund	—	299,578	—	—	299,578
UBS Municipal Bond Fund	2,000,918	83,331	214,169	—	2,298,418
UBS Total Return Bond Fund	—	1,761,038	—	19,947	1,780,985

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at June 30, 2018 were as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
UBS Dynamic Alpha Fund	$77,873,234	$4,958,637	$(18,103,547)	$(13,144,910)
UBS Global Allocation Fund	284,298,563	29,060,543	(18,027,560)	11,032,983
UBS Emerging Markets Equity Opportunity Fund	133,835,557	817,324	(1,294,557)	(477,233)
UBS International Sustainable Equity Fund	76,044,657	4,149,429	(3,686,419)	463,010
UBS U.S. Small Cap Growth Fund	91,096,850	34,011,475	(3,072,813)	30,938,662
UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund)	29,493,101	1,850,574	(1,388,651)	461,923
UBS Municipal Bond Fund	122,359,263	484,148	(1,743,900)	(1,259,752)
UBS Total Return Bond Fund	42,410,894	298,679	(1,272,572)	(973,893)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax deferral of losses on wash sales, tax treatment of certain derivatives, mark-to-market of passive foreign investment companies and non-taxable special dividends.

The UBS Funds

Notes to financial statements

At June 30, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated capital and other losses	Unrealized appreciation (depreciation)	Total
UBS Dynamic Alpha Fund	$—	$—	$—	$(75,057,362)	$(13,181,721)	$(88,239,083)
UBS Global Allocation Fund	—	—	—	(306,800)	10,739,794	10,432,994
UBS Emerging Markets Equity Opportunity Fund	—	46,572	—	—	(634,490)	(587,918)
UBS International Sustainable Equity Fund	—	495,637	—	—	461,373	957,010
UBS U.S. Small Cap Growth Fund	—	3,708,261	4,459,856	—	30,938,662	39,106,779
UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund)	—	175,910	—	—	461,923	637,833
UBS Municipal Bond Fund	7,229	—	—	(893,444)	(1,259,752)	(2,145,967)
UBS Total Return Bond Fund	—	40,967	—	(3,546,227)	(978,351)	(4,483,611)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2018, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
UBS Dynamic Alpha Fund	$16,063,911	$12,318,050	$28,381,961
UBS Municipal Bond Fund	874,634	18,810	893,444
UBS Total Return Bond Fund	2,443,941	1,102,286	3,546,227

At June 30, 2018, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

Fund	Expiration dates
June 30, 2019
UBS Dynamic Alpha Fund	$46,428,719

During the fiscal year ended June 30, 2018, the following Funds utilized capital loss carryforwards to offset current capital gains:

Fund	Amount
UBS Dynamic Alpha Fund	$1,104,248
UBS Global Allocation Fund	29,685,921
UBS International Sustainable Equity Fund	2,960,490
UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund)	6,741,326

The UBS Funds

Notes to financial statements

During the fiscal year ended June 30, 2018, the following Funds had capital loss carryforwards expire un-utilized:

Fund	Amount
UBS Dynamic Alpha Fund	$202,927,795
UBS Global Allocation Fund	833,882,020
UBS International Sustainable Equity Fund	5,690,042
UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund)	73,195,633

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the fiscal year ended June 30, 2018, the following Funds incurred and elected to defer qualified late year losses of the following:

		Post October Capital Loss
Fund	Late year ordinary loss	Short-term losses	Long-term losses
UBS Dynamic Alpha Fund	$237,385	$—	$—
UBS Global Allocation Fund	111,619	—	—

At June 30, 2018, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Funds' net assets as follows:

Fund	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gain (loss)	Beneficial interest
UBS Dynamic Alpha Fund	$(894,378)	$205,411,918	$(204,517,540)
UBS Global Allocation Fund	(933,889)	830,926,581	(829,992,692)
UBS Emerging Markets Equity Opportunity Fund	(47,837)	47,837	—
UBS International Sustainable Equity Fund	1,169	5,688,872	(5,690,041)
UBS U.S. Small Cap Growth Fund	609,673	(609,673)	—
UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund)	(8,332)	73,203,965	(73,195,633)
UBS Total Return Bond Fund	(79,195)	79,195	—

These differences are primarily due to the tax treatment of foreign currency transactions, paydown gains and losses, tax character distributions, the tax treatment of certain derivatives, non-taxable special dividends, passive foreign investment company gains and losses, net operating losses, expiration of capital loss carryforwards, tax treatments of certain debt instruments and partnership adjustments.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded, as of June 30, 2018, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended June 30, 2018, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Funds.

Each of the tax years in the four year fiscal period ended June 30, 2018 or since inception in the case of UBS Emerging Markets Equity Opportunity Fund and UBS Municipal Bond Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

The UBS Funds

Notes to financial statements

Subsequent events

At the recommendation of UBS Asset Management (Americas) Inc., each Fund's investment advisor, the Board of Trustees of the Trust approved the closure of Class C of each Fund and the automatic conversion of Class C shares of each Fund into Class A shares of the same Fund (the "Conversion").

Effective on July 12, 2018 (the "Closure Date"), the Funds ceased offering Class C shares. New or additional investments into Class C shares, including investments through an automatic investment plan, were not permitted after the Closure Date.

On or about October 12, 2018 (the "Conversion Date"), all outstanding Class C shares of each Fund will be automatically converted into Class A shares of the same Fund. From the Closure Date to the Conversion Date (the "Conversion Period"), the 12b-1 distribution fees (currently, 0.50% of average net assets for UBS Municipal Bond Fund and UBS Total Return Bond Fund, and 0.75% of average net assets for all other Funds) and any contingent deferred sales charges applicable to Class C shares will be waived; 12b-1 service fees (currently, 0.25% of average net assets) will continue to be assessed. During the Conversion Period, automatic reinvestment of Class C share dividend and capital gain distributions will continue and existing shareholders may exchange their Class C shares of the Funds for Class C shares of other UBS Family Funds (as defined in the Prospectus), as permitted by existing exchange privileges. Upon the conversion of Class C shares into Class A shares, each Class C shareholder will own Class A shares having an aggregate value equal to the aggregate value of Class C shares held by that shareholder as of the close of business on the Conversion Date. Any contingent deferred sales charges applicable to Class C shares will be waived in connection with the conversion to Class A shares, and the 12b-1 service fee currently applicable to Class A shares will then apply to the converted shares. It is anticipated that the conversion of Class C shares into Class A shares will be tax-free for federal income tax purposes.

The Conversion will occur without any action being necessary from shareholders.

The UBS Funds

Report of independent registered public accounting firm

To the Shareholders and the Board of Trustees of The UBS Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The UBS Funds (the "Trust"), (comprising UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS International Sustainable Equity Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund), UBS Municipal Bond Fund and UBS Total Return Bond Fund (collectively referred to as the "Funds")), including the portfolios of investments, as of June 30, 2018, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising The UBS Funds at June 30, 2018, the results of their operations and changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising The UBS Funds	Statement of operations	Statement of changes in net assets	Financial highlights

UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Small Cap Growth Fund and UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund)

	For the year ended June 30, 2018	For each of the two years in the period ended June 30, 2018	For each of the five years in the period ended June 30, 2018
UBS Emerging Markets Equity Opportunity Fund	For the period from June 4, 2018 (commencement of operations) through June 30, 2018
UBS Municipal Bond Fund	For the year ended June 30, 2018	For each of the two years in the period ended June 30, 2018	For each of the three years in the period ended June 30, 2018 and the period from November 10, 2014 (commencement of operations) through June 30, 2015
UBS Total Return Bond Fund	For the year ended June 30, 2018	For each of the two years in the period ended June 30, 2018	For each of the two years in the period ended June 30, 2018, for the nine months ended June 30, 2016, and for each of the two years in the period ended September 30, 2015

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an

The UBS Funds

Report of independent registered public accounting firm (concluded)

understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
August 29, 2018

The UBS Funds

Federal tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you in writing as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the amount of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Fund	Dividends received deduction	Foreign tax credit
UBS Global Allocation Fund	$593,763	$—
UBS International Sustainable Equity Fund	—	133,351
UBS U.S. Small Cap Growth Fund	2,899,232	—
UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund)	153,050	—
UBS Total Return Bond Fund	5,205	—

Also, for the fiscal year ended June 30, 2018, the foreign source income for information reporting purposes for UBS International Sustainable Equity Fund was $1,175,857.

For the taxable year ended June 30, 2018, the Funds designate the amounts below as the maximum amount that may be considered qualified dividend income for individual shareholders.

Fund	Maximum amount considered qualified dividend income
UBS Global Allocation Fund	$1,863,893
UBS International Sustainable Equity Fund	626,361
UBS U.S. Small Cap Growth Fund	2,899,232
UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund)	153,050
UBS Total Return Bond Fund	5,655

Shareholders should not use the above information to prepare their tax returns. Since the Funds' fiscal year end is not the calendar year end, another notification will be sent with respect to calendar year 2018. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2019. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Funds.

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

The UBS Funds

Board approval of investment advisory agreements (unaudited)

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 7 and 8, 2018 (the "Meeting"), the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Sustainable Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Total Return Bond Fund and UBS Municipal Bond Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 21, 2018, June 7, 2018 and June 8, 2018, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc. ("Broadridge Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services.

In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies, including the derivative strategies utilized by certain Funds.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust, including administration services provided by the Advisor, underwriting services provided by UBS Asset Management (US) Inc. ("UBS AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. In addition, the Board considered the presentations provided with respect to distribution strategies for the Funds. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these

The UBS Funds

Board approval of investment advisory agreements (unaudited) (continued)

services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance.

In evaluating the performance of each Fund, the Board analyzed the Broadridge Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Broadridge Reports, the Board noted that the UBS Global Allocation Fund and UBS International Sustainable Equity Fund each had appeared in the top performance quintile for the one-year performance period. The Board also noted that the UBS Total Return Bond Fund had appeared in the second performance quintile of its respective performance universe for the one-year performance period, while the UBS Municipal Bond Fund and appeared in the third performance quintile of its performance universe for the one-year period. At the Board's request, the Advisor further addressed the performance data for the UBS Dynamic Alpha Fund, UBS U.S. Sustainable Equity Fund and UBS U.S. Small Cap Growth Fund, each of which had appeared in fourth performance quintile for the one-year period.

In discussing the performance of the UBS Dynamic Alpha Fund for the one-year performance period, the Advisor explained that a value bias in U.S. equities in the Fund was the major detractor from the Fund's performance. The Advisor also stated that another detractor to the Fund's performance was its long Turkish lira vs. South African rand position. The Advisor explained that the Fund just recently appointed a new lead portfolio manager that the Advisor expected to help bring the best investment ideas into the Fund.

In explaining the performance of the UBS U.S. Sustainable Equity Fund, the Advisor discussed the changes in the Fund over the past year. The Advisor noted that the comparative performance information in the Broadridge Reports for the Fund were for periods ending February 28, 2018. The Advisor reminded the Board that the Fund adopted a new strategy, the U.S. sustainable equity strategy, on October 27, 2017. The Fund's new strategy differs from its prior strategy in that the U.S. sustainable equity strategy has a narrower opportunity set, is more concentrated and employs sustainable investing screens. The Advisor then noted that the Fund's most recent performance compared to its peers was much more favorable. The Advisor noted that for the calendar year-to-date period, ending April 30, 2018, the UBS U.S. Sustainable Equity Fund was in the top quintile of its performance peer universe.

The Advisor next addressed the performance of the UBS U.S. Small Cap Growth Fund. In discussing the performance of the UBS U.S. Small Cap Growth Fund for the one-year performance period, the Advisor explained that the Fund's sector selection was the primary reason for the Fund's underperformance as compared to its peer universe. The Advisor noted that its positions with respect to the energy sector, financial sector and health care sector were the biggest detractors from performance. The Advisor noted that the Fund's more recent performance has improved. For the calendar year-to-date period, ending April 30, 2018, the UBS U.S. Small Cap Growth Fund ranked in the top third of its performance peer universe.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base and the current market environment.

The UBS Funds

Board approval of investment advisory agreements (unaudited) (continued)

Fund Fees and Expenses.

When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Broadridge Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund).

In examining the Broadridge Reports, and in reviewing comparative costs, it was noted that each Fund, except the UBS U.S. Small Cap Growth Fund and UBS U.S. Sustainable Equity Fund, had a contractual fee rate higher than the Broadridge median in its respective Broadridge expense group. The Advisor noted, however, that the results of such expense comparisons showed that the actual management fee rate for each Fund, except the UBS Dynamic Alpha Fund, was lower than, or within two basis points of, the Broadridge median of the Fund's respective Broadridge expense group. In addition, the Board reviewed the actual total expenses of each Fund and noted that each Fund had total expenses that were comparable to, or lower than, the Broadridge median in its respective Broadridge expense group, except for the UBS Dynamic Alpha Fund. After reviewing the fee and expense information, the Board asked the Advisor to further discuss the fees and expenses of the UBS Dynamic Alpha Fund, which had contractual fee rates, actual fee rates and total expenses that were higher than its respective Broadridge expense group medians.

The Advisor and the Board discussed the management fee and expenses of the UBS Dynamic Alpha Fund. At the request of the Board, the Advisor explained the reasons for the less favorable comparative expenses, noting the small size of the Fund compared to many of the peer funds in its expense group. The Advisor discussed with the Board the funds that it considered to be the UBS Dynamic Alpha Fund's key competitors within its distribution channels. The Advisor noted that among these key competitors, UBS Dynamic Fund's total expenses were very competitive. The Advisor and the Board agreed to continue to monitor the Fund's peers and expenses.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and Profitability.

The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last three calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS AM (US) and UBS Financial Services; (iii) the transfer agency-related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS AM (US), and UBS Financial Services shown on a consolidated basis. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was reasonable. The Advisor also explained to the Board the reasons for an increase or decrease in profitability of each Fund from last calendar year to this calendar year.

The UBS Funds

Board approval of investment advisory agreements (unaudited) (concluded)

The Board also considered "fallout" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS Group AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale.

The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect most Funds, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that each Fund, except the UBS Total Return Bond Fund and UBS Municipal Bond Fund, had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

The UBS Funds

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Adela Cepeda; 60 PFM Financial Advisors LLC 222 N. LaSalle Street Suite 910 Chicago, IL 60601	Trustee	Since 2004	Ms. Cepeda is managing director at PFM Financial Advisors LLC (since 2016). Prior to joining PFM Financial Advisors LLC, from 1995 to 2016, Ms. Cepeda was founder and president of A.C. Advisory, Inc.	Ms. Cepeda is a trustee of three investment companies (consisting of 21 portfolios) for which UBS AM serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005) and trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008).

John J. Murphy[2]; 74 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the president of Murphy Capital Management (investment advisor) (since 1983)	Mr. Murphy is a trustee of three investment companies (consisting of 21 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Murphy is a director (since 2007) of the Legg Mason Equity Funds (54 portfolios) and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued)

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Abbie J. Smith; 65 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is the Boris and Irene Stern Distinguished Service Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a trustee of three investment companies (consisting of 21 portfolios) for which UBS AM serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director and member (since 2003) and also a member of the audit committee (since May 2017). Ms. Smith was also chair (until October 2015) of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee of the Dimensional Funds complex (128 portfolios).

Frank K. Reilly; 82 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5646	Chairman and Trustee	Since 1992	Mr. Reilly is the Bernard J. Hank Professor Emeritus of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982), and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a trustee of three investment companies (consisting of 21 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Reilly is a director (since 1994) of Discover Bank and Bank of New Castle, both banks are subsidaries of Discover Financial Services, and Mr. Reilly is chairman of the audit committee for both banks.

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued)

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
J. Mikesell Thomas; 67 c/o UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2004

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and president and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).

Mr. Thomas is a trustee of three investment companies (consisting of 21 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the audit committee for NorthShore University HealthSystem, a not-for-profit healthcare organization, and a director and member, (since January 2016) of the audit committee of four indirect subsidiaries of Tokio Marine Holdings, Inc., a publicly traded insurance company headquartered in Tokyo, Japan: HCC Life Insurance Co., U.S. Specialty Insurance Co., Houston Casualty Co., and Producers Agriculture Insurance Co. Mr. Thomas was previously a director (2012-October 2015), a member of the audit committee (2012-October 2015) and chairman of the Investment and Finance Committees (2014-October 2015) of HCC Insurance Holdings Inc.; and a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

The UBS Funds

Trustee and officer information (unaudited)

Officers

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski*; 50	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of product control and investment support (previously named registered fund product control) of UBS Asset Manangement (Americas) Inc. and/or UBS Asset Management (US) Inc. ("UBS AM—Americas region.") She is vice president and assistant treasurer of 10 investment companies (consisting of 68 portfolios) for which UBS AM serves as investment advisor or manager.

Mark E. Carver*; 54	President	Since 2010

Mr. Carver is a managing director and head of product development and management for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is chair of the Americas Product Structuring Committee. Mr. Carver is president of 13 investment companies (consisting of 68 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson*; 40	Vice President	Since December 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since October 2017) (prior to which he was a product controller (from 2015 to 2017) of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. From 2013 through 2015, Mr. Dickson was fund administration and compliance manager for U.S. Bancorp Fund Services, LLC, and from April 2008 through June 2013, Mr. Dickson was vice president, client service manager at BNY Mellon Asset Servicing. Mr. Dickson is a vice president of 10 investment companies (consisting of 68 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper**; 60	Vice President and Secretary	Since 1999

Mr. Kemper is a managing director and general counsel of UBS AM—Americas region (since 2006 and 2004 respectively). He has been secretary of UBS AM—Americas region (since 2004) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 10 investment companies (consisting of 68 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since January 2017).

Joanne M. Kilkeary*; 50	Vice President, Treasurer and Principal Accounting Officer	Since 2006

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013) and head of regulatory, tax, audit and board governance for product control and investment support (since October 2017) prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004 to 2017)). Ms. Kilkeary is a vice president and assistant treasurer of 10 investment companies (consisting of 68 portfolios) for which UBS AM serves as investment advisor or manager.

William Lawlor**; 30	Vice President and Assistant Secretary	Since June 2018

Mr. Lawlor is a director and associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region sine 2013. Prior to joining UBS AM—Americas region, Mr. Lawlor attended Kent College of Law, where he graduated in 2013. Mr. Lawlor is a vice president and assistant secretary of 7 investment companies (consisting of 65 portfolios) for which UBS AM serves as investment advisor or manager.

The UBS Funds

Trustee and officer information (unaudited)

Officers (concluded)

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy D. Osborn*; 52	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 10 investment companies (consisting of 68 portfolios) for which UBS AM serves as investment advisor or manager.

Frank S. Pluchino*; 58	Chief Compliance Officer	Since March 2018

Mr. Pluchino is an executive director with UBS AM—Americas region and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as chief compliance officer of 15 investment companies (consisting of 73 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Eric Sanders*; 52	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 10 investment companies (consisting of 68 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey**; 33	Vice President and Assistant Secretary	Since June 2018

Mr. Stacey is a director and associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region since 2015. Prior to joining UBS AM—Americas region. Mr. Stacey was a legal associate with the Chicago-based investment manager HFR Asset Management, LLC from 2009 through 2015. Mr. Stacey is a vice president and assistant secretary of 7 investment companies (consisting of 65 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller*; 57	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and senior associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 10 investment companies (consisting of 68 portfolios) for which UBS AM serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

1  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

2  Mr. Murphy is the president and owner of Murphy Capital Management Inc. ("Murphy Capital"), an investment advisory firm. Murphy Capital serves as an investment manager through certain wrap fee investment advisory programs sponsored by UBS Financial Services, Inc. ("UBSFS"), an affiliate of UBS AM (Americas). Murphy Capital is paid management fees for the clients it advises through these wrap fee programs.

The UBS Funds

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds man- aged by UBS AM (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer serv- ice. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and proce- dural safeguards to protect Personal Information and to comply with applicable laws and regulations. The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes pro- visions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as oth- erwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

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PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

S1197

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  J. Mikesell Thomas.  Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)         Audit Fees:

For the fiscal years ended June 30, 2018 and June 30, 2017, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $431,769 and $396,536, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended June 30, 2018 and June 30, 2017, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $17,316 and $35,696, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2017 and 2016 semiannual financial statements and (2) agreed upon procedures performed in connection with the review of Form N-1A during 2016.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended June 30, 2018 and June 30, 2017, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $53,186 and $84,451, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended June 30, 2018 and June 30, 2017, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)         To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to The UBS Funds, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the, independent auditors and The UBS Funds, as well as with The UBS Funds, investment advisor or any control affiliate of the investment advisor that provides ongoing services to The UBS Funds; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)         To pre-approve all non-audit services to be provided to The UBS Funds by the independent auditors when, without such pre-approval, the auditors would not be independent of The UBS Funds under applicable federal securities laws, rules or auditing standards.

(c)          To pre-approve all non-audit services to be provided by The UBS Funds’ independent auditors to The UBS Funds’ investment advisor or to any entity, that controls, is controlled by or is under common control with The UBS Funds investment advisor (“advisor affiliate”) and that provides ongoing services to The UBS Funds when, without such pre-approval by the

Committee, the auditors would not be independent of The UBS Funds under applicable federal securities laws, rules or auditing standards.

(d)         To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)          To consider whether the non-audit services provided by The UBS Funds’ independent auditor to The UBS Funds investment advisor or any advisor affiliate that provides on-going services to The UBS Funds, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

Pursuant to Section (d), the Committee has delegated its responsibility to pre-approve the audit and permissible non-audit services required by paragraphs (a), (b) and (c) of Section 4, not exceeding $100,000 (excluding reasonable out-of-pocket expenses) on an annual basis to the Chairperson.  All such pre-approvals will be subject to subsequent Committee review or oversight, including being reported to the full Committee on a quarterly basis at the Committee’s next regularly scheduled meeting after pre-approval.  The Committee may not delegate to management its responsibility to pre-approve services to be performed by the independent auditor.  Requests or applications to provide services that require specific pre-approval by the Committee or the Chairperson will be submitted by both the Fund’s independent auditors and the Fund’s Treasurer or other designated Fund officer and must include a joint statement as to whether, in their view, the request or application is consistent with U.S. Securities and Exchange Commission rules on auditor independence.

(e)          (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2018 and June 30, 2017 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2018 and June 30, 2017 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2018 and June 30, 2017 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2018 and June 30, 2017 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2018 and June 30, 2017 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2018 and June 30, 2017 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)           For the fiscal year ended June 30, 2018, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y.  According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)          For the fiscal years ended June 30, 2018 and June 30, 2017, the aggregate fees billed by E&Y of $332,742 and $180,147, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2018	2017
Covered Services	$70,502	$120,147
Non-Covered Services	$262,240	$60,000

(h)         The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a)  Included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of The UBS Funds at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.  Exhibits.

(a)              (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith.

(a)              (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)              (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)              Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906.CERT.

(c)               Iran related activities disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 10, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 10, 2018

By:	/s/ Joanne Kilkeary
Joanne Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	September 10, 2018